NOTICE & PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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NORTHERN TRUST CORPORATION

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF NORTHERN TRUST CORPORATION

Date:	Tuesday, April 17, 2012

Time:	10:30 a.m., Chicago Time

Place:	Northern Trust Corporation 50 South LaSalle Street (northwest corner of LaSalle Street and Monroe Street) Chicago, Illinois 60603

Purposes:	The purposes of the annual meeting are to:

— Elect 11 directors to serve on the board of directors until the 2013 annual meeting of stockholders and until their successors shall have been elected and qualified;

— Hold an advisory vote on executive compensation;

— Approve the Northern Trust Corporation 2012 Stock Plan;

— Ratify the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2012 fiscal year;

— Hold a vote on two stockholder proposals, if properly presented at the annual meeting; and

— Transact any other business that may properly come before the annual meeting.

Record Date:	You may vote if you are a stockholder of record on February 22, 2012.

Voting:

IMPORTANT—PLEASE VOTE PROMPTLY

It is important that your shares be represented at the annual meeting. We urge you to vote your shares by telephone or through the Internet as described on your proxy card or your Notice Regarding the Availability of Proxy Materials. You also may vote your shares by attending the annual meeting and voting in person or by completing and returning your proxy card.

March 8, 2012

ROSE A. ELLIS

Corporate Secretary

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ii

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NORTHERN TRUST CORPORATION

50 South LaSalle Street

Chicago, Illinois 60603

March 8, 2012

PROXY STATEMENT

INTRODUCTION

Our 2012 annual meeting of stockholders will be held on Tuesday, April 17, 2012 at 10:30 a.m., Chicago time, at the office of Northern Trust Corporation (the “Corporation” or “Northern Trust”) located at 50 South LaSalle Street (northwest corner of LaSalle Street and Monroe Street) in Chicago, Illinois. We invite you to attend the annual meeting and vote your shares directly.

You do not need to attend the annual meeting to vote your shares. Instead, you may vote your shares by telephone or through the Internet, or you may complete, sign, date, and return your proxy card (a postage-paid envelope is included with your proxy materials if you received a full set of the proxy materials). Instructions for voting by telephone or through the Internet can be found on your proxy card or your notice regarding the availability of proxy materials.

The Corporation’s board of directors is soliciting your proxy to encourage your participation in the voting at the annual meeting. This proxy statement provides you with information about each proposal and other matters that you may find useful in voting your shares.

On March 8, 2012, we began mailing or otherwise making available our proxy materials to all stockholders entitled to vote at the annual meeting. Our proxy materials include our 2011 annual report to stockholders, which contains detailed information about the Corporation’s activities and financial performance in 2011.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 17, 2012

This proxy statement, the 2011 annual report to stockholders, and a link to the means to vote by Internet or telephone are available at www.proxyvote.com.

COMMON QUESTIONS REGARDING OUR ANNUAL MEETING

AND PROXY STATEMENT

A Notice Regarding the Availability of Proxy Materials

Pursuant to the rules recently adopted by the Securities and Exchange Commission (the “SEC”), for some of our stockholders we are providing access to our proxy materials over the Internet. The rules permit us to send a Notice Regarding the Availability of Proxy Materials (the “Notice”) to some or all of our stockholders of record and beneficial owners. All stockholders have the ability to access the proxy materials on the website referred to in the Notice, www.proxyvote.com, or to request a printed set of proxy materials on this site or by calling toll-free 1-800-690-6903. Complete instructions for accessing the proxy materials over the Internet or requesting a printed copy may be found in the Notice. In addition, stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail on the website above or when voting electronically.

Electronic Access to the Proxy Materials

The Notice provides instructions regarding how to view our proxy materials for the annual meeting on the Internet and how to instruct us to send our future proxy materials to you electronically by e-mail.

Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the impact of our annual stockholders’ meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Who May Vote

Record holders of the Corporation’s common stock at the close of business on February 22, 2012 may vote at the annual meeting. On that date, the Corporation had 241,231,673 shares of common stock outstanding. The shares of common stock held in the Corporation’s treasury will not be voted.

You are entitled to one vote for each share of common stock that you owned of record at the close of business on February 22, 2012. The proxy card or Notice, as applicable, indicates the number of shares you are entitled to vote at the annual meeting.

Voting Your Proxy

Whether or not you plan to attend the annual meeting, we urge you to vote your shares promptly.

If you are a “stockholder of record” (that is, you hold your shares of the Corporation’s common stock in your own name), you may vote your shares by proxy using any of the following methods:

—	Using the Internet site listed on the Notice or the proxy card;

—	Calling the toll-free telephone number listed on the proxy card (Notice recipients should first visit the Internet site listed on the Notice before voting by telephone); or

—	Completing, signing, dating, and returning your proxy card.

The telephone and Internet voting procedures set forth on the Notice and the proxy card are designed to authenticate stockholders’ identities, to allow stockholders to provide their voting instructions, and to confirm that their instructions have been properly recorded. If you vote by telephone or through the Internet, you should not return your proxy card.

If you are a “beneficial owner,” also known as a “street name” holder (that is, you hold your shares of the Corporation’s common stock through a broker, bank, or other nominee), you will receive from the record holder, in the form of a Notice or otherwise, voting instructions (including instructions, if any, on how to vote by telephone or through the Internet) that you must follow in order to have your shares voted at the annual meeting. Please note that the rules that guide how brokers vote your stock have changed. Brokers may no longer vote your shares on the election of directors or certain executive compensation matters without your specific instructions. Consequently, it is important that you communicate your voting instructions so your vote can be counted by using any of the following methods:

—	Using the Internet site listed on the Voting Instruction Form;

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Calling the toll-free telephone number listed on the Voting Instruction Form (note that form of a Notice recipients should first visit the Internet site listed on the Voting Instruction Form before voting by telephone); or

—	Completing, signing, dating, and returning your Voting Instruction Form.

If you own shares of common stock as a participant in The Northern Trust Company Thrift-Incentive Plan (“TIP”), or as a participant in any other employee benefit plan of the Corporation, you will receive a voting instruction card that covers the shares credited to each of your plan accounts.

Whether you vote by Internet, telephone or mail, your shares will be voted in accordance with your instructions. If you sign, date, and return your proxy card without indicating how you want to vote your shares, the proxy holders will vote your shares in accordance with the following recommendations of the board of directors:

Item 1	—	FOR the election of each nominee for director;

Item 2	—	FOR the approval, by an advisory vote, of the 2011 compensation of the Corporation’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC;

Item 3	—	FOR the approval of the Northern Trust Corporation 2012 Stock Plan;

Item 4	—	FOR the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2012;

Item 5	—	AGAINST the stockholder proposal regarding accelerated vesting of equity awards in a change in control situation, if such proposal is properly presented at the annual meeting; and

Item 6	—	AGAINST the stockholder proposal regarding independence of the board chairman, if such proposal is properly presented at the annual meeting.

The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the annual meeting.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the annual meeting by:

—	Sending a written notice of revocation to the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement;

—	Submitting another signed proxy card with a later date;

—	Voting by telephone or through the Internet at a later date; or

—	Attending the annual meeting and voting in person.

Voting in Person

You may come to the annual meeting and vote your shares in person by obtaining and submitting a ballot that will be provided at the meeting. However, if your shares are held by a broker, bank, or other nominee in street name, to be able to vote at the meeting you must obtain a proxy, executed in your favor, from the record holder of your shares, indicating that you were the beneficial owner of the shares on February 22, 2012, the record date for voting.

If you need directions to the annual meeting, please call (312) 630-6000.

Householding Information

We are delivering only one annual report and proxy statement (or, as applicable, the Notice) to record stockholders who share the same address unless they have notified us that they wish to continue receiving multiple copies. This practice, known as “householding,” reduces duplicate mailings, saves printing and postage costs as well as natural resources and will not affect dividend check mailings. If you wish to receive separate copies of future proxy materials, please contact Broadridge toll free at 1-800-542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Stockholders who wish to receive a separate set of proxy materials now should contact Broadridge at the same phone number or mailing address and the materials will be delivered to you promptly upon your request.

Quorum and Vote Required for Approval

A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if a majority of the outstanding shares entitled to vote at the meeting is present in person or by proxy at the annual meeting. Abstentions and broker non-votes, if any, will be counted as present for purposes of establishing a quorum. A “broker non-vote” will occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Please note that the rules that guide how brokers vote your stock have changed. Brokers may no longer vote your shares on the election of directors or certain executive compensation matters without your specific instructions. Please return your proxy card or vote by telephone or through the Internet so your vote can be counted. Inspectors of election appointed for the annual meeting will tabulate all votes cast in person or by proxy at the annual meeting. In the event a quorum is not present at the annual meeting, we expect that the annual meeting will be adjourned or postponed to solicit additional proxies.

The following table indicates the vote required for approval of each item to be presented to the stockholders at the annual meeting and the effect of “withhold” votes, abstentions, and broker non-votes.

Item	Required Vote	Effect of “Withhold” Votes, Abstentions, Broker Non-Votes
Item 1—Election of Directors	Affirmative vote of a majority of the shares of common stock present and voting.	— “Withhold” votes will have the effect of a vote AGAINST the election of directors. — Broker non-votes will have no effect on the voting for the election of directors.
Item 2—Advisory Vote on Executive Compensation	Affirmative vote of a majority of the shares of common stock present and voting.	— Abstentions will have the effect of a vote AGAINST this proposal. — Broker non-votes will have no effect on the voting for this item.
Item 3—Approval of the Northern Trust Corporation 2012 Stock Plan	Affirmative vote of a majority of the shares of common stock present and voting.	— Abstentions will have the effect of a vote AGAINST approval. — Broker non-votes will have no effect on the voting for this item.
Item 4—Ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for fiscal year 2012	Affirmative vote of a majority of the shares of common stock present and voting.	— Abstentions will have the effect of a vote AGAINST ratification. — Broker non-votes will have no effect on the voting for this item.
Items 5—6—Stockholder Proposals	Affirmative vote of a majority of the shares of common stock present and voting.	— Abstentions will have the effect of a vote AGAINST ratification. — Broker non-votes will have no effect on the voting for this item.

Solicitation of Proxies

The Corporation will pay all costs of soliciting proxies. The Corporation has retained Georgeson Inc. to assist with the solicitation of proxies for a fee of $24,500, plus reimbursement of reasonable out-of-pocket expenses. In addition, we may also use our officers and employees, at no additional compensation, to solicit proxies either personally or by telephone, Internet, letter, or facsimile.

ADMITTANCE TO THE ANNUAL MEETING

Stockholders as of the record date, or their duly appointed proxies, may attend our annual meeting on April 17, 2012. Registration will begin at 9:30 a.m., and seating will begin at 10:00 a.m. If you attend, please note that you will need to bring with you an admission ticket (located on the top portion of the rear side of the proxy card) or proof of ownership of the Corporation’s common stock to enter the meeting. If you arrive at the meeting without an admission ticket, we will admit you only if we are able to verify that you are a stockholder of the Corporation. Also, you may be asked to present valid picture identification, such as a driver’s license or passport. For safety and security reasons, cameras and recording devices will not be permitted in the meeting.

If you are receiving a full set paper copy of our proxy materials and your shares of common stock are held by a broker, bank, or other nominee in street name, your admission ticket is the left side of your voting instruction form. If you do not bring the left side of your voting instruction form, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker is an example of proof of ownership.

If you are receiving the Notice without a full set paper copy of our proxy materials, your Notice will serve as your admission ticket.

ITEM 1—ELECTION OF DIRECTORS

Stockholders will be asked to elect 11 directors at this year’s annual meeting. Set forth below is detailed information with respect to the 11 nominees, all of whom are currently serving as directors of the Corporation and its principal subsidiary, The Northern Trust Company (the “Bank”). Robert C. McCormack, a director of the Corporation since 2000, and Enrique J. Sosa, a director of the Corporation since 2007, will not stand for reelection as directors at the annual meeting.

Each of the 11 director nominees has consented to serve as a director if elected at this year’s annual meeting. Each nominee elected as a director will serve until the next annual meeting and until his or her successor has been elected and qualified. If any nominee is unable to serve as a director at the time of the annual meeting, your proxy may be voted for the election of another nominee proposed by the board or the board may reduce the number of directors to be elected at the annual meeting.

Under the majority voting policy as set forth in the Corporation’s by-laws, a nominee for director in an uncontested election (such as this year’s election where the only nominees are those recommended by the board of directors) must receive the affirmative vote of a majority of the votes present and voting at a meeting of stockholders. In contested elections, the affirmative vote of a plurality of the votes present and voting will be required to elect a director. The Corporate Governance Guidelines require an incumbent director who fails to receive the affirmative vote of a majority of the votes present and voting in an uncontested election at a meeting of stockholders to submit his or her resignation, with such resignation to be considered by the members of the Corporate Governance Committee and the board other than such incumbent director. In such event, the board of directors will act to accept or reject the incumbent director’s resignation no later than 90 days following the date of the stockholders’ meeting.

The board of directors unanimously recommends that you vote FOR the election of each nominee.

INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

The following information about the nominees for election to the board of directors of the Corporation at the 2012 annual meeting of stockholders is as of December 31, 2011, unless otherwise indicated.

LINDA WALKER BYNOE, Director since 2006, Age 59

President and Chief Executive Officer, Telemat Ltd. since January 1995 (Project management and consulting firm).

Ms. Bynoe is a director of Anixter International Inc., Prudential Retail Mutual Funds, and Simon Property Group, Inc. and a trustee of Equity Residential.

The board of directors concluded that Ms. Bynoe should serve as a director based on her diverse consulting and investment experience, her expertise in public accounting, corporate governance, managing a private equity investment portfolio, and strategy development, and her experience as a director of financial services and other complex global corporations.

NICHOLAS D. CHABRAJA, Director since 2007, Age 69

Retired Chairman and Chief Executive Officer, General Dynamics Corporation (Worldwide defense, aerospace, and other technology products manufacturer). Mr. Chabraja served as Chief Executive Officer of General Dynamics Corporation from June 1997 through July 2009 and as Chairman from June 1997 to May 2010.

Mr. Chabraja is a director of General Dynamics Corporation and the non-executive chairman of Tower International, Inc. He is a former director of Ceridian Corporation.

The board of directors concluded that Mr. Chabraja should serve as a director based on his experience leading a complex global corporation and risk oversight experience as Chairman and Chief Executive Officer of General Dynamics Corporation.

SUSAN CROWN, Director since 1997, Age 53

Vice President, Henry Crown and Company since 1984 (Worldwide company with diversified manufacturing operations, real estate, and securities) and Chairman, SCE since 2008 (Philanthropic foundation).

Ms. Crown is a director of Illinois Tool Works Inc. and Vice Chair of the Board of Trustees of Rush University Medical Center in Chicago. Ms. Crown is a former trustee of Yale University.

The board of directors concluded that Ms. Crown should serve as a director based on her experience at Henry Crown and Company, a firm managing a broad range of investments and manufacturing operations, as well as her leadership and risk oversight experience as a director of Illinois Tool Works Inc. and other organizations. The board considered that Ms. Crown has extensive experience with civic and not-for-profit organizations, having founded a not-for-profit organization, The SCE Foundation, and served on the boards of many similar organizations. The board also considered that Ms. Crown’s current and former positions as a board member on various large organizations, both commercial and not-for-profit, have given Ms. Crown a valuable perspective on many governance and corporate responsibility topics.

DIPAK C. JAIN, Director since 2004, Age 54

Dean of INSEAD since May 2011 (Educational institution). Dean Emeritus of Kellogg School of Management, Northwestern University, from September 2009 to May 2011, Sandy and Morton Goldman Professor in Entrepreneurial Studies and Professor of Marketing since September 2009 and 1994 to July 2001, Dean from July 2001 through August 2009, Associate Dean for Academic Affairs from July 1996 to June 2001 (Educational institution).

Mr. Jain is a Visiting Professor of Marketing at WHU-Otto Beisheim Graduate School of Management, Koblenz, Germany; Indian School of Business, Hyderabad, India; Hong Kong University of Science and Technology, Hong Kong; and Recanati Graduate School of Business Administration at Tel Aviv University, Israel (All educational institutions).

Mr. Jain is a director of Deere & Company, Reliance Industries Limited, India, and Global Logistics Properties, Singapore. He is a former director of Hartmarx Corporation and Peoples Energy Corporation.

The board of directors concluded that Mr. Jain should serve as a director based on his academic experience, his business administration positions both in the United States and abroad, his global consulting experience, including his experience and research in marketing and competitive market analysis, and his experience as a director of other complex global corporations.

ROBERT W. LANE, Director since November 2009, Age 62

Retired Chairman and Chief Executive Officer, Deere & Company (Worldwide provider of agricultural, construction, and forestry equipment and financial services). Mr. Lane served as Chairman of Deere & Company from August 2000 to February 2010 and as Chief Executive Officer from May 2000 through July 2009.

Mr. Lane is a director of Bayerische Motoren Werke (BMW) A.G., General Electric Company, and Verizon Communications Inc. He is a former director of Deere & Company.

The board of directors concluded that Mr. Lane should serve as a director based on his experience leading a complex global corporation and risk oversight experience as Chairman and Chief Executive Officer of Deere & Company and as a director of other complex global corporations, including his global management experience.

EDWARD J. MOONEY, Director since 1996, Age 70

Retired Délégué General-North America since March 2001, Suez Lyonnaise des Eaux (Worldwide provider of energy, water, waste and communications services); Retired Chairman and Chief Executive Officer, Nalco Chemical Company since March 2000 (Manufacturer of specialized service chemicals acquired by Suez Lyonnaise des Eaux in November 1999).

Mr. Mooney is a director of Cabot Microelectronics Corporation, FMC Technologies, Inc., and PolyOne Corporation and the lead director of FMC Corporation. He is a former director of Commonwealth Edison Company (a subsidiary of Exelon Corporation).

The board of directors concluded that Mr. Mooney should serve as a director based on his global management and risk oversight experience as Chairman and Chief Executive Officer of Nalco Chemical Company and his experience as a director of other complex global corporations.

JOHN W. ROWE, Director since 2002, Lead Director since April 2010, Age 66

Chairman and Chief Executive Officer, Exelon Corporation (Energy company) from April 2002 to the present and President at various times during and after 2000. Mr. Rowe will retire upon the consummation of Exelon’s acquisition of Constellation Energy Group, Inc.

Mr. Rowe is a director of Allstate Corporation and Exelon Corporation. He is also a director of Commonwealth Edison Company and PECO Energy, subsidiaries of Exelon Corporation. Mr. Rowe is a former director of Sunoco Corporation.

The board of directors concluded that Mr. Rowe should serve as a director based on his management, regulatory, government relations, and risk oversight experience as Chief Executive Officer at Exelon Corporation and prior to that, at New England Electric System and Central Maine Power Company, and his experience as a director of financial services and other complex corporations.

MARTIN P. SLARK, Director since 2011, Age 57

Vice Chairman and Chief Executive Officer, Molex Incorporated since 2005 and President and Chief Operating Officer from 2001 to 2005 (Manufacturer of electronic, electrical, and fiber optic interconnection products and systems).

Mr. Slark is a director of Molex Incorporated, Hub Group, Inc. and Liberty Mutual Insurance Company (not a public company).

The board of directors concluded that Mr. Slark should serve as a director based on his experience leading a complex global corporation and risk oversight experience as Vice Chairman and Chief Executive Officer of Molex Incorporated and as a director of other complex global corporations.

DAVID H. B. SMITH, JR., Director since April 2010, Age 45

Executive Vice President, Policy & Legal Affairs and General Counsel, Mutual Fund Directors Forum since November 2005 (Nonprofit membership organization for investment company directors). Previously, Mr. Smith held several positions at the U.S. Securities and Exchange Commission from 1996 to 2005, including Associate Director in the Division of Investment Management.

Mr. Smith is a director of Illinois Tool Works Inc. and a trustee of Carleton College.

The board of directors concluded that Mr. Smith should serve as a director based on his regulatory and leadership experience in the finance industry gained from his roles at the SEC and the Mutual Fund Directors Forum. The board also considered that Mr. Smith’s interest as a beneficiary of a trust that holds a significant amount of the Corporation’s common stock further aligns his interests with the interests of the Corporation’s stockholders.

CHARLES A. TRIBBETT III, Director since 2005, Age 56

Managing Director, Russell Reynolds Associates since December 1989, Chairman of the firm’s Leadership Assessment and Promotions Board since 2006, and Co-Leader of the firm’s CEO/Succession Planning and Board Services Practice since December 1995 (Major executive recruiting firm that advises and consults with Fortune 500 corporations on matters relating to succession planning, compensation, corporate governance, and recruiting).

The board of directors concluded that Mr. Tribbett should serve as a director based on his global leadership consulting experience evaluating and identifying senior management professionals and his leadership experience as a Managing Director of Russell Reynolds Associates.

FREDERICK H. WADDELL, Director since 2006, Age 58

Chairman of the Board since November 2009 and Chief Executive Officer since January 2008 of the Corporation and the Bank, President from February 2006 through September 2011, Chief Operating Officer from February 2006 to January 2008, and Executive Vice President of the Bank from September 1997 to February 2006 and of the Corporation from March 2003 to February 2006.

Mr. Waddell is a Class A Director of the Federal Reserve Bank of Chicago.

Since joining Northern Trust in 1975, Mr. Waddell has held leadership positions in a variety of the Corporation’s business units. The board concluded that Mr. Waddell should serve as a director based on his experience and ongoing responsibilities with respect to the Corporation’s businesses.

BOARD AND BOARD COMMITTEE INFORMATION

Audit Committee

Current Members: Directors Mooney (Chair), Bynoe, Chabraja, Lane, McCormack, and Smith

Number of Meetings in 2011: Six

Oversight Activities:

—	Appoints and evaluates the performance and independence of the Corporation’s independent registered public accounting firm
—	Meets with internal audit representatives; receives and discusses the internal audit program and the results of examinations
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Meets with the Corporation’s independent registered public accounting firm; reviews and discusses their reports issued with respect to the Corporation’s annual consolidated financial statements and the internal financial control structure and procedures for financial reporting

The board of directors has determined that, in its opinion, all current members of the Corporation’s Audit Committee are “independent” directors, as defined by The NASDAQ Stock Market (“NASDAQ”), and “audit committee financial experts,” as defined by the applicable SEC regulations.

The board of directors of the Corporation has adopted a formal charter, most recently revised in October 2009, that governs the duties and responsibilities of the Audit Committee. The Audit Committee charter is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

Business Risk Committee

Current Members: Directors Bynoe (Chair), Mooney, Slark, Smith, and Sosa

Number of Meetings in 2011: Five

Oversight Activities:

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Reviews the risks inherent in the businesses of the Corporation and its subsidiaries in the following categories and the controls and mitigants for such risks: credit risk, market and liquidity risk, fiduciary risk, operational risk, and the regulatory component of compliance risk

—	Reviews the process by which risk-based capital requirements are determined, including the internal capital adequacy assessment process for the Corporation and its subsidiaries

The board of directors has determined that, in its opinion, all current members of the Corporation’s Business Risk Committee are “independent” directors as defined by NASDAQ. The board of directors of the Corporation has adopted a formal charter, most recently revised in January 2010, that governs the duties and responsibilities of the Business Risk Committee. The Business Risk Committee charter is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

Business Strategy Committee

Current Members: Directors Jain (Chair), Lane, Slark, and Tribbett

Number of Meetings in 2011: Four

Oversight Activities:

—	Reviews the strategic direction of the Corporation
—	Reviews the strategic initiatives of the business units of the Corporation and its subsidiaries
—	Reviews the management of strategic risk for the Corporation and its subsidiaries
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Ensures the integration of corporate social responsibility principles related to environmental and social practices into the strategic direction and strategic initiatives of the Corporation and its business units and the governance of those practices

The board of directors has determined that, in its opinion, all current members of the Corporation’s Business Strategy Committee are “independent” directors as defined by NASDAQ.

The board of directors of the Corporation has adopted a formal charter, most recently revised in October 2010, that governs the duties and responsibilities of the Business Strategy Committee. The Business Strategy Committee charter is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

Compensation and Benefits Committee

Current Members: Directors Chabraja (Chair), Crown, Jain, McCormack, Rowe, and Sosa

Number of Meetings in 2011: Five

Oversight Activities:

—	Oversees the development and operation of the Corporation’s compensation policies, systems, and related control processes
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Reviews and approves the overall goals and purposes of the Corporation’s compensation programs including its incentive programs so that they achieve an appropriate balance and are consistent with safety and soundness principles (including appropriate risk considerations)

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Meets with internal human resources representatives and outside consultants and reviews compensation policy, executive compensation levels, and emerging market trends and developments regarding compensation practices

—	Recommends stock and cash benefit and incentive plans, programs, and payments
—	Administers certain stock and cash benefit and incentive plans and programs
—	Oversees management development and succession planning
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Reviews, with input of risk management personnel, management’s assessment of the effectiveness of the Corporation’s incentive compensation arrangements and practices to assess the extent to which such arrangements and practices discourage inappropriate risk-taking behavior by participants and are consistent with the Corporation’s safety and soundness

The board of directors has determined that, in its opinion, all current members of the Corporation’s Compensation and Benefits Committee are “independent” directors as defined by NASDAQ.

The board of directors of the Corporation has adopted a formal charter, most recently revised in February 2012, that governs the duties and responsibilities of the Compensation and Benefits Committee. The Compensation and Benefits Committee charter is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

The Committee retained Aon Hewitt (formerly Hewitt Associates, LLC) (“Aon Hewitt”), a nationally recognized compensation and benefits consulting firm, to provide compensation and benefits advice, including information regarding competitive market data, relevant legal and regulatory requirements, and corporate best practices in the compensation and benefits area. Representatives of Aon Hewitt attended all meetings of the Committee at which 2011 executive compensation decisions were made.

For information about the role of the Committee, compensation consultants, and management in the consideration and determination of executive and director compensation, please refer to the “Compensation Discussion and Analysis—Determining Awards” presented elsewhere in this proxy statement.

Corporate Governance Committee

Current Members: Directors Rowe (Chair), Crown, Mooney, and Tribbett

Number of Meetings in 2011: Five

Oversight Activities:

—	Evaluates and recommends candidates for nomination to the board of directors
—	Recommends structure and membership of board committees
—	Considers candidates for the board recommended by stockholders

The board of directors has determined that, in its opinion, all current members of the Corporation’s Corporate Governance Committee are “independent” directors as defined by NASDAQ.

The board of directors of the Corporation has adopted a formal charter, most recently revised in February 2010, that governs the duties and responsibilities of the Corporate Governance Committee. The Corporate Governance Committee charter is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

Executive Committee

Current Members: Directors Waddell (Chair), Bynoe, Chabraja, Jain, Mooney, and Rowe

Number of Meetings in 2011: None

Oversight Activities:

—	Empowered to act for the board of directors, to the full extent permitted by law, between meetings of the board of directors

The board of directors has determined that, in its opinion, all current members of the Corporation’s Executive Committee, other than Mr. Waddell, are “independent” directors as defined by NASDAQ.

The board of directors of the Corporation adopted a formal charter in November 2006 that governs the duties and responsibilities of the Executive Committee. The Executive Committee charter is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

Meetings

The Corporation’s board of directors held seven meetings during 2011. All persons who were directors during 2011 attended at least 75% of these meetings and meetings of committees on which they served. The Corporation has a Corporate Governance Guideline that states that all directors are expected to attend the annual meeting of the Corporation’s stockholders. All of the directors attended the 2011 annual meeting of stockholders.

CORPORATE GOVERNANCE

Director Independence

The board of directors has determined that, in its opinion, each person who served as a director of the Corporation in 2011 (including William D. Smithburg who retired from the board of directors on April 19, 2011) and each director nominee for 2012 (other than Frederick H. Waddell, the Chairman and Chief Executive Officer of the Corporation and the Bank) is an “independent” director as defined under applicable NASDAQ rules. The board of directors has adopted categorical standards to assist it in making the annual determinations of independence. These categorical standards are attached as Exhibit 1 to this proxy statement, and a copy of the categorical standards is available on the Corporation’s website at www.northerntrust.com. In making its determinations of independence, the board considered the criteria for independence set forth in stock exchange corporate governance rules, the categorical standards of independence described above, and all relevant facts and circumstances to ascertain whether there was any relationship between a director or director nominee and the Corporation that, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of the director, or any material relationship with the Corporation (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Corporation). The board also considered any transactions, relationships, or arrangements between the Corporation and each director of the Corporation in 2011 (including Mr. Smithburg) or director nominee for 2012 that constitute related party transactions under the RPT Policy described in the “Related Person Transaction Policy” section below. For 2011, the board considered the following categories and types of transactions, relationships, and arrangements:

—

The Corporation’s payment, directly, and indirectly through a property manager, of less than the greater of $1 million or 2% of the consolidated gross annual revenues of the other entity during the most recent completed fiscal year for electric utility services provided by a public utility (at rates or charges fixed in conformity with law or governmental authority) owned by a corporation, at which a director served as an executive officer and director during 2011 (Rowe); and

—

The Corporation’s payment of net underwriting discounts to, and receipt of net referral fees from, on non-preferential terms in the ordinary course of business, an entity at which a director’s immediate family member was an employee, in each case less than the greater of $1 million or 2% of the consolidated gross annual revenue of the recipient entity during the most recent completed fiscal year (Bynoe).

The board of directors also considered the following types of services provided by the Corporation or its subsidiaries in the ordinary course of business to directors of the Corporation in 2011 (including Mr. Smithburg) and their “related persons” as described in the “Related Person Transaction Policy” section below (as indicated by the name of the applicable current or former director or director nominee):

Trust and related services	Chabraja, Lane, McCormack, Mooney, Rowe, Slark, Smith, Smithburg
Credit services and other banking services (e.g., deposits, checking, treasury management)	Bynoe, Chabraja, Crown, Jain, Lane, McCormack, Mooney, Rowe, Slark, Smith, Smithburg, Sosa
Asset servicing, asset management, securities lending, foreign exchange, and related services	Bynoe, Chabraja, Crown, Lane, McCormack, Mooney, Rowe, Slark, Smith, Smithburg, Sosa
Qualified retirement plan services	Chabraja, Rowe
Brokerage services	Bynoe, Chabraja, Crown, Jain, Lane, McCormack, Rowe, Smith, Smithburg

Board Leadership Structure

The current leadership structure of the board of directors includes the Chairman and CEO and a Lead Director appointed annually by the Corporation’s independent directors.

The board of directors believes that combining the positions of Chairman and CEO is the most appropriate for the Corporation at this time. Having one person as Chairman and CEO provides unified leadership and direction to the Corporation and strengthens the ability of the CEO to develop and implement strategic initiatives and respond efficiently in crisis situations. The board also believes the combination of the Chairman and CEO positions is appropriate in light of the substantial independent oversight provided by the board of directors.

The board of directors believes that leadership of the independent directors is important. Accordingly, the Corporation’s independent directors designate annually a Lead Director. Mr. Rowe currently serves as the Corporation’s Lead Director.

The Lead Director’s duties are described in the Corporation’s Corporate Governance Guidelines and include, among other things, (a) the authority to call at any time a special meeting of the board or a special executive session of the independent directors, (b) presiding at all regular and any special meetings of the board at which the Chairman is not present, including all regular and any special executive sessions of the independent directors, (c) agreeing annually with the Chairman and CEO on the number and length of regular board meetings, (d) the authority to add items to the agenda of any regular or special meeting of the board, (e) preparing the agenda for all regular and any special executive sessions of the independent directors, (f) presiding at all regular and any special executive sessions of the independent directors, and (g) conducting, by means of an interview with each independent director, the independent directors’ annual evaluation of the Chairman and CEO’s performance and then communicating the results to the Compensation and Benefits Committee and to the Chairman and CEO. A copy of the Corporate Governance Guidelines is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

In addition to the Lead Director, the board of directors has a substantial majority of independent directors. Ten out of eleven director nominees are “independent” directors as defined under applicable NASDAQ rules. The Audit Committee, Business Risk Committee, Business Strategy Committee, Compensation and Benefits Committee, and Corporate Governance Committee are composed solely of independent directors, and the Executive Committee, with the exception of Mr. Waddell, is composed of independent directors. Consequently, independent directors directly oversee critical matters and appropriately monitor the Chairman and CEO.

Risk Oversight

The board of directors conducts its risk oversight function through the Audit, Business Risk, Business Strategy, and Compensation and Benefits Committees.

The Audit Committee conducts the Corporation’s management of risks relating to financial reporting and the legal component of compliance risk. The Business Strategy Committee oversees the Corporation’s management of strategic risk for the Corporation and its subsidiaries.

The Business Risk Committee conducts the Corporation’s management of risks relating to the business of the Corporation and its subsidiaries in the following categories: credit risk, market and liquidity risk, fiduciary risk, operational risk, and the regulatory component of compliance risk. The Business Risk Committee has approved a corporate risk appetite statement articulating the Corporation’s expectation that risk is consciously considered as part of strategic decisions and in day-to-day activities. The Corporation’s business units are expected to manage business activities consistent with the corporate risk appetite statement. The Business Risk Committee also reviews and approves the framework by which risk based capital requirements are determined, including the capital adequacy assessment process for the Corporation and its subsidiaries. The entire board of directors reviews the level and adequacy of capital of the Corporation and its subsidiaries. For a further description of the risk management policies and practices of the Corporation’s management, see the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Risk Management” in the Corporation’s 2011 Annual Report to Stockholders.

The Compensation and Benefits Committee, at least annually, conducts a review, with appropriate input of risk management personnel, of management’s assessment of the effectiveness of the Corporation’s incentive compensation arrangements and practices to assess the extent to which such arrangements and practices discourage inappropriate risk-taking behavior by participants and are consistent with the Corporation’s safety and soundness.

The charters for the Audit, Business Risk, Business Strategy, and Compensation and Benefits Committees provide that the committees may meet with the individuals who supervise day-to-day risk management responsibilities of the Corporation and other members of management, consultants or advisors, as each committee deems appropriate.

The Audit, Business Risk, Business Strategy, and Compensation and Benefits Committees consist solely of independent directors.

Stockholder Outreach

The Corporation recognizes the importance of stockholder communications to help our investors understand our performance and strategies and to allow our stockholders to express their views on issues important to the Corporation. In light thereof and in connection with the results of our 2011 advisory vote on executive compensation, during the fourth quarter of 2011, we reached out to some of our institutional stockholders to invite comments on governance issues, executive compensation, and other matters. The board of directors considered our stockholders’ views when contemplating revisions, if any, to be made to the Corporation’s policies and practices. In particular, the Compensation and Benefits Committee carefully considered stockholder views when devising the Corporation’s 2012 executive compensation program and 2012 executives’ compensation packages. Refer to the “Compensation Discussion and Analysis” section included elsewhere in this proxy statement for a further discussion of the 2012 executive compensation updates.

In addition, during the first quarter of 2012, the Corporation reached out to two stockholders regarding their request to include stockholder proposals in this proxy statement. Through our engagements with the stockholders, the Corporation was able to better understand the stockholders’ views regarding our policies and procedures. The Corporation carefully considered recommendations made by the stockholders during our discussions and decided to revise certain of our corporate governance policies and procedures and public disclosure thereof. As a result, both stockholders withdrew their proposals.

Executive Sessions

The independent directors of the Corporation met in executive sessions separate from management six times during 2011. The Lead Director or, in his or her absence, another independent director designated by the Lead Director presides at executive sessions of the independent directors.

Corporate Governance Guidelines

The Corporation has had Corporate Governance Guidelines in place since May 2000. These guidelines were most recently revised in February 2010. The Corporate Governance Committee is responsible for reviewing and reassessing, at least annually, the adequacy of the Corporate Governance Guidelines and recommending any changes to the board of directors for its approval. The Corporate Governance Guidelines embody many of the Corporation’s long-standing practices and incorporate new policies and procedures that strengthen its commitment to corporate governance best practices. A copy of the Corporate Governance Guidelines is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

Management Development and Succession Planning

The Compensation and Benefits Committee oversees executive management and succession planning. Pursuant to the Corporate Governance Guidelines and the charter for the Compensation and Benefits Committee, the Compensation and Benefits Committee conducts an annual management development and succession planning review. All of the Corporation’s directors are invited to and typically all participate in this review. Following the review, the Compensation and Benefits Committee makes recommendations concerning management development and succession planning.

In connection with setting the compensation of the Corporation’s Chairman and CEO, as more fully described below in “Compensation Discussion and Analysis,” the Compensation and Benefits Committee and the board of directors review the performance of the Chairman and CEO in light of the Chairman and CEO’s responsibilities to the Corporation, including the development of short-term and long-term strategic plans, goals and objectives, the development of an effective senior management team, positioning of the Corporation for current and future success, and effective communications with all of the Corporation’s constituencies. These criteria, among others, would also be considered by the board of directors in evaluating any successor Chairman and CEO candidates. This management review process also includes a review of other senior employees of the Corporation, with a focus on developing internal candidates for advancement within the Corporation.

In the event of the unexpected death, incapacity, or resignation of the Chairman and CEO, the charter for the Corporate Governance Committee provides that the Corporate Governance Committee will discuss and make a recommendation to the board of directors, after consultation with the Chairman of the Compensation and Benefits Committee, for an appropriate successor. The board of directors also has adopted a Business Continuity Plan that, among other things, delineates a process for appointing an interim Chairman and CEO in the event the Chairman and CEO becomes incapacitated.

Director Nominations and Qualifications

The Corporate Governance Committee is responsible for considering, evaluating, and recommending candidates for director. The Committee will consider persons nominated by stockholders in accordance with the nomination procedures specified in the Corporation’s by-laws or otherwise recommended by stockholders. The Corporation’s by-laws provide that stockholders may propose director nominations only if they give timely written notice, directed to the attention of the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement, not less than 120 days prior to the anniversary date of the prior year’s annual meeting. The notice must contain the information required by the by-laws. Stockholders may recommend candidates for director by following the procedures for communicating with directors described below under “Communications with the Board and Independent Directors.”

In its evaluation of director candidates, including persons recommended by stockholders, the Committee considers the factors specified in the Corporation’s Corporate Governance Guidelines to ensure the board has a diversity of perspectives and backgrounds, including the nature of the expertise and experience required for the performance of the duties of a director of a corporation engaged in the Corporation’s business and such matters as: relevant business and industry experience, professional background, age, current employment, community service, and other board service. The Committee also considers the racial, ethnic, and gender diversity of the board in assessing candidates. The Committee seeks to identify, as candidates for director, persons with a reputation for and record of integrity and good business judgment who (i) have experience in positions with a high degree of responsibility and are leaders in the organizations with which they are affiliated, (ii) are free from conflicts of interest that could interfere with a director’s duties to the Corporation and its stockholders, and (iii) are willing and able to make the necessary commitment of time and attention required for effective board service. The Committee also takes into account a candidate’s level of financial literacy, and monitors the mix of skills and experience of the directors in order to assess whether the board has the necessary tools to perform its oversight function effectively. A full listing of the characteristics and qualifications of director candidates considered by the Committee is set forth in the Corporate Governance Guidelines on the Corporation’s website at www.northerntrust.com. Following its evaluation process, the Committee recommends its director nominees to the full board of directors, and the board makes the final determination of director nominees based on its consideration of the Committee’s recommendation and report.

Communications with the Board and Independent Directors

Stockholders and other interested persons may communicate any concerns they may have regarding the Corporation, including recommendations of candidates for director, to the board of directors or to any member of the board of directors by writing to them at the following address:

Northern Trust Corporation

Attention: [Board of Directors]/[Board Member]

c/o Corporate Secretary

Northern Trust Corporation

50 South LaSalle Street, M-9

Chicago, Illinois 60603

Communications directed to the independent directors should be sent to the attention of the Lead Director, c/o the Corporate Secretary, at the address indicated above.

Any stockholder or other interested person who has a particular concern regarding accounting, internal accounting controls, or other audit matters that he or she wishes to bring to the attention of the Audit Committee of the board of directors may communicate those concerns to the Audit Committee or its Chairman, using the address indicated above.

A majority of the independent directors of the Corporation has approved procedures with respect to the receipt, review and processing of, and any response to, written communications sent by stockholders and other interested persons to the board of directors. Any written communication regarding accounting, internal accounting controls, or other matters are processed in accordance with procedures adopted by the Audit Committee.

Code of Business Conduct and Ethics

The board of directors of the Corporation has adopted a Code of Business Conduct and Ethics, most recently revised in July 2011, to:

—	Promote honest and ethical conduct, including fair dealing and the ethical handling of actual or apparent conflicts of interest;

—	Promote full, fair, accurate, timely, and understandable public disclosure about the Corporation;

—	Promote compliance with applicable laws and governmental rules, codes, and regulations wherever the Corporation does business;

—	Ensure the protection of the Corporation’s legitimate business interests; and

—	Deter wrongdoing.

The code satisfies applicable SEC and NASDAQ requirements and applies to all directors, officers (including the Corporation’s principal executive officer, principal financial officer, principal accounting officer and controller), and employees of the Corporation and its subsidiaries. A copy of the code is available on the Corporation’s website at www.northerntrust.com. The Corporation intends to disclose any amendments to the code, and all waivers from the code for directors and executive officers, by posting such information on its website.

Related Person Transaction Policy

The board of directors of the Corporation, through its Audit Committee, has adopted the “Northern Trust Corporation Policy and Procedures with Respect to Related Person Transactions” (the “RPT Policy”), which was most recently revised in February 2012. The RPT Policy governs the review, approval, or ratification of transactions between the Corporation or its subsidiaries and any related persons. “Related persons” means the Corporation’s directors, nominees for director, executive officers, greater than five percent beneficial owners, members of their immediate family, and any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person and all other related persons has a 10% or greater beneficial interest.

The RPT Policy provides that the Corporation may undertake certain pre-approved related person transactions in the ordinary course of business without specific review, approval or ratification, including the following pre-approved transactions:

—

An extension of credit to a related person that is made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender and does not involve more than the normal risk of collectibility or present other unfavorable features;

—

Certain other ordinary course transactions in which the Corporation or its subsidiaries provide products or services to related persons on terms no less favorable to the Corporation and its subsidiaries as those prevailing at the time for comparable services to non-related persons;

—	A transaction involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services;

—

A transaction where the rates or charges involved in the transaction are determined by competitive bids, or the transaction involves the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority;

—

A transaction with another company at which a related person’s only relationship is as an employee, a limited partner or a beneficial owner of less than 10% of the company’s outstanding common equity, provided the aggregate amount of the transaction does not exceed the greater of $1 million or 2% of the other company’s annual revenues;

—

Certain charitable contributions, grants or pledges of grants or contributions to organizations for which a related person serves as an executive officer where the aggregate amount of the transaction does not exceed the lesser of $1 million or 2% of the organization’s total annual receipts;

—	Transactions where the related person’s interest arises solely from the ownership of the Corporation’s common stock and all stockholders receive the same benefit on a pro rata basis; and

—

Compensation paid to executive officers and directors of the Corporation that is reported in the Corporation’s proxy statement or otherwise approved or recommended by the Compensation and Benefits Committee.

Any other related person transaction involving amounts in excess of $120,000 must be approved or ratified by the Audit Committee or the Audit Committee Chair. In considering related person transactions, the Audit Committee or the Audit Committee Chair shall consider all relevant facts and circumstances and shall approve only those related person transactions that are in, or otherwise not inconsistent with, the best interests of the Corporation and its subsidiaries. The RPT Policy also provides that (a) the Corporation shall not hire an immediate family member of an executive officer or director unless the employment arrangement is reviewed and approved by the Compensation and Benefits Committee and (b) no child, stepchild, or parent of an executive officer shall be hired by the Corporation.

In 2011, certain related persons were clients of, and engaged in the types of transactions identified in the bullet points above with, the Corporation and its subsidiaries. These transactions were undertaken in the ordinary course of business and on terms no less favorable to the Corporation and its subsidiaries as those prevailing at the time for comparable transactions with non-related persons. None of these transactions or any transactions in which the Corporation or its subsidiaries sold or purchased products and services were material to the Corporation or the other entity involved. Any extensions of credit to directors and executive officers of the Corporation were permitted under the provisions of the Sarbanes-Oxley Act of 2002.

Compensation and Benefits Committee Interlocks and Insider Participation

The Compensation and Benefits Committee of the board of directors consists of Directors Chabraja (Chair), Crown, Jain, McCormack, Rowe, and Sosa. None of the members of the Compensation and Benefits Committee is or ever was an officer or employee of the Corporation or any of its subsidiaries. In addition, none of our executive officers served on any compensation committee or any board of directors of another company, of which any of our directors was also an executive officer. For information relating to any transactions between members of the Compensation and Benefits Committee and the Corporation, please refer to “Related Person Transaction Policy” above.

SECURITY OWNERSHIP OF THE BOARD AND MANAGEMENT

The following table shows the beneficial ownership of the Corporation’s common stock for each director and director nominee, each executive officer named in the Summary Compensation Table included elsewhere in this proxy statement, and all directors and executive officers of the Corporation as a group, as of January 1, 2012, unless otherwise indicated.

Name	Common Stock (1) and Stock Units (2) Owned as of January 1, 2012
	No. of Shares	Percent of Class	No. of Stock Units
Linda Walker Bynoe	2,000	*	9,735
Nicholas D. Chabraja	9,224	*	3,326
Susan Crown	22,400	*	16,689
Steven L. Fradkin	457,985(3)	*	68,977
Dipak C. Jain	2,175	*	22,534
Robert W. Lane	9,425	*	2,834
Robert C. McCormack	6,090,932(4)	2.53%	8,252
Edward J. Mooney	0	*	15,401
William L. Morrison	545,333(3)	*	75,914
Michael G. O’Grady	0	*	32,234
Stephen N. Potter	340,035(3)	*	63,876
John W. Rowe	11,000	*	29,266
Jana R. Schreuder	316,786(3)	*	59,500
Martin P. Slark	1,000	*	1,849
David H. B. Smith, Jr.	17,317(5)(6)	*	1,849
Enrique J. Sosa	1,000	*	14,978
Charles A. Tribbett III	1,000	*	20,262
Frederick H. Waddell	999,324(3)	*	260,893
All directors and executive officers as a group	10,511,362(3)(4)(5)	4.36%	958,817

(1) The information contained in this table was furnished to the Corporation by the individuals named in the table and reflects the SEC’s definition of beneficial ownership. Except as noted below, the nature of beneficial ownership for shares shown in this table is sole voting and/or investment power (including shares as to which spouses and minor children of the individuals covered by this table have such power).

(2) All stock units shown in the table are vested, except for (i) 1,849.19 unvested stock units held by each non-employee director and (ii) the following unvested stock units held by the executive officers named in the Summary Compensation Table on page 55 of this proxy statement (the “named executive officers”): Mr. Fradkin, 58,404 unvested stock units; Mr. Morrison, 68,404 unvested stock units; Mr. O’Grady, 32,234 unvested stock units; Mr. Potter, 58,404 unvested stock units; Ms. Schreuder, 58,404 unvested stock units; Mr. Waddell, 189,764 unvested stock units; and all directors and executive officers as a group, 732,654 unvested stock units. Stock units and performance stock units held by directors and executive officers do not have voting rights. Stock units held by the non-employee directors include stock units representing (i) deferred cash compensation which, when paid, will be paid out in cash based upon the then current value of the common stock and/or (ii) deferred stock units which will be distributed in stock. See “Director Compensation—Deferral of Compensation” for additional information.

(3) The number of shares shown includes shares issuable pursuant to stock options exercisable within 60 days after January 1, 2012, as follows: Mr. Fradkin, 392,662 shares; Mr. Morrison, 484,777 shares; Mr. Potter, 302,861 shares; Ms. Schreuder, 281,177 shares; Mr. Waddell, 843,301 shares; and all directors and executive officers as a group, 3,812,109 shares.

(4) Robert C. McCormack, as co-trustee with the Bank and certain other individuals, shares voting and investment power for 3,632,763 shares or 1.51% of the outstanding common stock. As co-trustee with the Bank, Mr. McCormack shares voting and investment power for 896,400 shares or 0.37% of the outstanding common stock. With respect to 1,221,176 shares or 0.51% of the outstanding common stock, he serves as co-trustee with the Bank and has sole voting and investment power. In addition, Mr. McCormack, as co-trustee with the Bank, has sole voting and investment power and is a beneficiary with respect to 319,742 shares or 0.13% of the outstanding common stock that are held in a trust.

(5) David H. B. Smith, Jr., as co-trustee with another individual, shares voting and investment power for 500 shares held in a trust.

(6) Mr. Smith is a beneficiary of a trust that holds 1,362,880 shares, but he has no investment or voting power with respect to the shares held in the trust. These shares are not reflected in the table.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s directors and executive officers, and beneficial owners of more than 10% of the Corporation’s stock, if any, to file with the SEC initial reports of ownership and reports of changes in ownership of any securities of the Corporation. Copies of these reports must also be provided to the Corporation.

To the Corporation’s knowledge, all the Corporation’s directors, executive officers, and beneficial owners of more than 10% of the Corporation’s stock made on a timely basis all filings required during 2011, except that Ms. Aileen Blake, an executive officer of the Corporation, filed a late Form 4 to report a divestment of 95.25 shares of the Corporation’s common stock held through her TIP account. In making these disclosures, the Corporation relied on copies of the reports provided to the Corporation and written representations from reporting persons that no other reports were required.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table includes information concerning common stock ownership of stockholders who were the beneficial owners of more than 5% of the outstanding shares of the Corporation’s common stock as of January 1, 2012, unless otherwise indicated. The beneficial ownership information for the Bank relates to shares held by trusts and other fiduciary accounts for which the Bank and its affiliates individually acted as sole or co-fiduciary.

Name and Address	Common Stock Owned as of January 1, 2012

	No. of Shares	Percent of Class

The Northern Trust Company (1) 50 South LaSalle Street Chicago, Illinois 60603	23,466,135	9.74%

T. Rowe Price Associates, Inc. (2) 100 E. Pratt Street Baltimore, Maryland 21202	19,646,684	8.15%

(1) As of January 1, 2012, the Bank and its affiliates individually acted as sole or co-fiduciary with respect to trusts and other fiduciary accounts which owned, held or controlled through intermediaries in the aggregate 23,466,135 shares over which the Bank and its affiliates had, directly or indirectly, sole or shared voting power and/or sole or shared investment power, or 9.74% of the outstanding common stock. This aggregate number of shares includes 5,892,043 shares held by certain trusts described in footnotes 4 and 6 to the “Security Ownership of the Board and Management” table presented elsewhere in this proxy statement, or 2.44% of the outstanding common stock. No single trust or other fiduciary account held a beneficial ownership interest in excess of 5.00%. Of these shares, the Bank and its affiliates had sole voting power with respect to 10,222,771 shares or 4.24% of the outstanding common stock, and they shared voting power with respect to 11,409,682 shares or 4.73% of the outstanding common stock. They had sole investment power with respect to 3,250,052 shares or 1.35% of the outstanding common stock, and they shared investment power with respect to 12,641,486 shares or 5.25% of the outstanding common stock.

(2) T. Rowe Price Associates, Inc. beneficially owns 19,646,684 shares, or 8.15% of the outstanding common stock, in trust accounts for the economic benefit of the beneficiaries of those accounts. It holds sole voting power over 5,152,947 shares or 2.14% of the outstanding common stock and sole investment power over 19,646,684 shares or 8.15% of the outstanding common stock. Information as to T. Rowe Price Associates, Inc. is based upon a report on Schedule 13G filed with the SEC on February 10, 2012.

The Corporation’s directors and employees as a group beneficially owned approximately 6.56% of the Corporation’s outstanding common stock as of January 1, 2012. In addition, the Corporation estimates that at least 1.88% of the Corporation’s outstanding common stock was beneficially owned by the Corporation’s retirees as of January 1, 2012.

EXECUTIVE COMPENSATION

Compensation and Benefits Committee Report

The Compensation and Benefits Committee of the board of directors hereby furnishes the following report to the stockholders of the Corporation in accordance with rules adopted by the SEC.

The Compensation and Benefits Committee states that it has reviewed and discussed with management the Corporation’s Compensation Discussion and Analysis contained in this proxy statement.

Based upon this review and discussion, the Compensation and Benefits Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

This report is submitted on behalf of the members of the Compensation and Benefits Committee:

Nicholas D. Chabraja, Chair

Susan Crown

Dipak C. Jain

Robert C. McCormack

John W. Rowe

Enrique J. Sosa

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

The performance and achievements of our named executive officers helped lead Northern Trust to deliver sound financial results in what continues to be a challenging economic environment. New business, strategic acquisitions and a conservative approach to managing the business contributed to the Corporation’s strong financial position in 2011.

Appropriately linking the compensation of our named executive officers to the performance of our business is important to the continued growth and success of Northern Trust. The following chart highlights important considerations in the development, review and approval of our named executive officers’ compensation. The details of each of these highlights are included in the following pages of this Compensation Discussion and Analysis.

Philosophy & Objectives
Executive Compensation Philosophy See pages 35-39 for details

Intended to help us attract, retain and motivate the best talent

—  Focused on long-term performance

—  Aligned with stockholder interests

—  Competitive in the marketplace

—  Designed to discourage inappropriate risk-taking

Pay Appropriately Aligned to Performance See pages 30-31 for details	Relative rankings considered by the Compensation and Benefits Committee — Return on equity — Revenue growth — Pre-tax profit margin — Earnings per share growth
Mix of Total Compensation Supports Business Objectives See pages 32-37 for details

Pay mix reflects our strong focus on variable incentives, particularly equity

—  Typically 80% to 90% of total pay opportunity is variable

—  Typically 60% or more of total pay opportunity is provided through equity

Both compensation packages and robust stock ownership guidelines for named executive officers reinforce the importance of delivering value for stockholders

—  When Northern Trust’s stock price rises, equity received through annual pay packages and executives’ other equity holdings increase in value; when the stock price declines, so does the value of named executive officers’ holdings

—  Multi-year vesting schedules for equity grants reinforce a focus on long-term performance

—  Robust executive stock ownership guidelines that equal or exceed typical requirements among our peers reinforce the link to stockholders’ interests

Pay Competitively Compared to Peers See pages 37-38 for details

—  Our executive pay levels are tested against a peer group including U.S. trust and custody banks that are our key, direct competitors as well as certain other U.S. banks

—  Our peer group excludes firms whose business or scale is significantly different than ours

—  We strive to reasonably position our total compensation against both median and size-adjusted pay levels among our peers

Risk Management See pages 38-39 for details	— Our programs are designed and monitored to ensure that they do not encourage inappropriate risk-taking

Decisions and Actions
Factors Guiding Compensation Decisions See pages 30-31 for details

—  Reflect both financial and, to a lesser degree, non-financial performance

—  Assess corporate and business unit performance against a series of standards

—  Use discretion when assessing results in key areas to ensure they are important to long-term stockholder value, including avoidance of excessive risk-taking

—  Consider advice of the Compensation and Benefits Committee’s independent outside consultant

—  Consider recommendations of the Chairman and CEO for decisions regarding named executives officers other than the Chairman and CEO

—  Take into account current and historical compensation, as well as competitive pay practices within a defined peer group

Decisions and Activities Related to Compensation for 2011 See page 30-36 for details

—  Majority of named executive officers received a salary increase in 2011

—  Majority of named executive officers have not received a salary increase in 2012

—  Maximum annual incentive awards were directly linked to operating results through corporate net income.

—  Actual awards—decided in 2012 for 2011 performance—reflect that earnings for 2011 were down relative to 2010 and that annual cash awards for the majority of named officers were also reduced

—  Equity awards granted in February 2011 will vest over four years

—  50% of the award value was granted in stock options, which will yield value only in the event that our stock price appreciates

—  50% of the award value was granted in time-vesting restricted stock units (RSUs)

—  A targeted group of peer companies was identified in order to focus on key trust and custody banks as well as certain other U.S. banks

—  Inclusion of excise tax gross ups was discontinued in new executive employment security agreements

2012 Program Updates See page 48 for details

—  Updates to the long-term incentive compensation program for the named executive officers will reinforce performance and the link between compensation and increasing stockholder value. Long-term incentive compensation will be comprised of three elements. Each element will make up one-third of long-term incentive compensation:

—  Performance stock units (PSUs): Awarded with a specified performance-based (return on equity) vesting target that incorporates performance and risk metrics

—  Stock options: To further discourage inappropriate risk taking, stock options have decreased from 50% of the total value of each named executive officer’s long-term incentive compensation in 2011 to one-third in 2012

—  Long-term cash: Mandatorily deferred cash incentives will be settled in cash or shares after three years and will be subject to forfeiture or reduction upon the occurrence of certain risk-based events

—  Consistent with the Corporation’s risk-mitigation strategies for its compensation programs, long-term compensation for 2012 for named executive officers incorporates more expansive clawback provisions that deter certain types of conduct, including conduct that could affect the accuracy of the Corporation’s financial statements

2011 Advisory Vote on Executive Compensation and Federal Reserve Review

The Corporation’s executive compensation was approved, on an advisory basis, by its stockholders at the Corporation’s April 19, 2011 annual meeting. During the fourth quarter of 2011 and the first quarter of 2012, the Corporation engaged in discussions with a number of our institutional stockholders about the design of our executive compensation program and related topics. The Compensation and Benefits Committee (as used in this section, the Committee) carefully considered stockholder feedback received and the results of the 2011 advisory vote in both establishing the 2012 executive compensation program, which reflects the changes described above under “2012 Program Updates,” and determining the 2012 named executive officers’ compensation packages.

With stockholder feedback and the results of the 2011 advisory vote in mind, the Committee also:

—	Narrowed the list of firms in our compensation peer group to key trust and custody banks as well as certain other U.S. banks

—	Reviewed the competitive compensation data and median data for such narrowed peer group to help inform the February 2012 decisions on pay relative to performance

And, as a further consequence of stockholder feedback, this proxy statement clearly reflects the Committee’s 2011 decision to discontinue the inclusion of excise tax gross ups in all new executive employment security agreements.

Northern Trust also has been engaged with the Federal Reserve, who has been reviewing incentive compensation practices at large complex banking organizations (LCBOs), including Northern Trust. The Federal Reserve’s principal focus is to insure that compensation arrangements at LCBOs do not inappropriately encourage excessive risk-taking.

The Federal Reserve, in particular, views stock options as a form of incentive compensation that can create inappropriate risk-taking. In working with the Federal Reserve, Northern Trust has reduced the proportion of stock options relative to overall equity compensation, and increased the proportion of PSUs and long-term cash, which in the view of the Federal Reserve, do not present the same inherent risk.

2011 Compensation Decisions for Named Executive Officers

In determining total compensation for the named executive officers, the Committee reviews the Corporation’s business performance, the individual’s achievement of objectives, and the median total compensation packages paid by the Corporation’s peers (see pages 37-38 of this proxy statement for more details on the peer group).

—

Northern Trust posted solid operating results in 2011, maintained a strong and conservative financial position and continued to grow client assets under custody and management. These results were achieved despite a challenging economic environment that included low interest rates and weak global economic conditions. We continued to successfully add new clients and to expand relationships with existing clients, both personal and institutional. This enabled the Corporation to grow the business organically and partially to offset the impact of the environment on our revenues. Northern Trust’s business performance is a reflection of the strength and talent of our employees, including our named executive officers who have led the Corporation through this market uncertainty.

—	2011 net income of $603.6 million decreased 10% versus 2010

—	2011 diluted earnings per common share of $2.47 decreased 10% versus 2010

—	Pre-tax profit margin of 23.4% in 2011

—	Return on equity of 8.6% in 2011

—

The Committee also considered the impact of restructuring, acquisition and integration related charges, the revenues and expenses associated with acquisitions, and the expense reduction related to an indemnification liability related to Visa, Inc. in its determination of performance.

—

The Committee considered that long-term and short-term performance, as indicated by return on equity, also supported the assessment that corporate performance compared favorably to our peers. The Corporation’s return on equity exceeded the median average return on equity of our peers over three and five year time periods and was consistent with, although slightly lower than, our peers’ median one-year return on equity.

1, 3 and 5 Year Return on Equity Peer Comparison

—

Consistent with the Corporation’s philosophy of aligning pay with performance, the Committee reviewed these performance measures, among others, and determined that overall 2011 performance was consistent with the peer group performance and that the Chairman and CEO’s pay should remain consistent with the median compensation among the Corporation’s peer companies.

Chairman and CEO

To determine the size of each element in the Chairman and CEO’s total compensation package, in addition to the business results listed above, the Committee considered a variety of performance factors including:

—	2011 profit plan achievement

—	Capital planning

—	New business development

—	Corporate development/acquisitions

Additionally, the Committee considered the Chairman and CEO’s success in achieving his individual objectives related to leadership, compliance and risk management, client service, employee relations, communication, ethics and diversity, and development of senior officers.

Weighing these performance factors and objectives collectively, the Committee determined that total compensation for the Chairman and CEO should remain consistent with the median compensation among the Corporation’s peer companies.

Base Salary

During its February 2011 meeting, the Committee increased the Chairman and CEO’s base salary to $975,000. This decision was guided by competitive market data from peer group companies, the Committee’s objective to align base salaries with the median level of the peer group, as well as the Chairman and CEO’s performance and tenure in the position.

At its February 2012 meeting, the Committee determined that the Chairman and CEO’s salary should remain unchanged since it is modestly higher than the 2011 median size-adjusted salary of the Corporation’s peer group.

Annual Cash Incentive

Under the provisions of the Management Performance Plan (MPP), the reported earnings of $603.6 million in 2011 provided for a maximum funding opportunity for the Chairman and CEO of $3,621,600. Additionally, based on the peer group market data, the Committee determined that the peer group median cash incentive level, adjusted for size, was $1,900,000.

Taking into consideration the limits set forth in the MPP, the available competitive market data, as well as the performance measures and individual objectives as listed above, the Committee determined the Chairman and CEO’s actual cash incentive award to be $1,600,000 for 2011. Compared to the 2010 cash incentive award of $2,000,000, the year over year decrease in the Chairman and CEO’s 2011 award reflected that the Corporation’s earnings for 2011 were down relative to 2010.

Long-Term Incentive

In determining the total long-term incentive grant for the Chairman and CEO, the Committee took into account the Corporation’s performance measures listed above, as well as the median and size-adjusted total compensation packages paid by the Corporation’s peers. Based on these factors, as well as our objective to make long-term compensation the most significant component of overall compensation, the Committee set the Chairman and CEO’s long-term incentive compensation award in respect of 2011 performance, granted in February 2012, at $7,000,000, which was consistent with the blended 2011 median and size-adjusted long-term compensation level reported by our peer companies, and lower than the Chairman and CEO’s long-term incentive award of $8,000,000 made in February 2011 for 2010 performance.

As illustrated in the following chart, the Chairman and CEO’s compensation from 2010 to 2011 decreased by 12.3%.

Salary and Incentive Compensation[1]

		Annual Compensation

			Incentive Compensation[3]

Name	Year	Salary[2]	Cash	Stock Options[4]	RSUs	PSUs	Long- term Cash	Total
Frederick H. Waddell	2011	$956,250	$1,600,000	$2,333,333	$0	$2,333,333	$2,333,334	$9,556,250
	2010	$900,000	$2,000,000	$4,000,000	$4,000,000	$0	$0	$10,900,000

1 The Salary and Incentive Compensation chart above is an overview of the Committee’s salary, cash incentive, stock options, RSUs, PSUs and deferred cash compensation decisions for the Chairman and CEO with respect to 2011 and 2010. The equity grants described for 2011 were in fact made in 2012 in respect of 2011 performance and thus do not appear in the Summary Compensation Table on page 55 of this proxy statement. Further details of the Chairman and CEO’s compensation in 2011 can be found in the Summary Compensation Table on page 55 of this proxy statement.

2 Actual salary paid in that year.

3 Incentives earned for performance in that year but paid/granted in the following year (e.g. stock options listed for 2010 were granted in 2011 based on performance in 2010). The value of these awards is listed in the Summary Compensation Table for the year of grant pursuant to SEC rules.

4 Northern Trust’s policies and internal valuation methodology treats stock options as equal to one-third of the grant price. A different valuation methodology is required to be used in the Summary Compensation Table pursuant to the SEC rules.

The mix of total compensation for our Chairman and CEO, as illustrated in the chart below, demonstrates our emphasis on variable compensation, with significant focus on long-term incentive components.

Other named executive officers

Similar to the approach for determining the Chairman and CEO’s annual compensation, the Committee evaluates the combination of business performance, individual achievement of objectives and competitive market data to determine the amount for each element of a named executive officer’s 2011 compensation.

Base Salaries

At its meeting in February 2011, based on updates in the competitive salary market data among the Corporation’s peer group companies, the Committee chose to increase the base salaries for Messrs. Fradkin, Morrison and Potter, and Ms. Schreuder by $50,000, each.

In October, Mr. Morrison received a $100,000 salary increase to reflect his appointment as President and COO.

During its February 2012 meeting, the Committee increased Mr. O’Grady’s salary by $25,000 to reflect the competitive salary market data for his position and left all other named executive officers’ salaries unchanged. The decision to leave salaries unchanged, similar to that for the Chairman and CEO, results in salary levels that remain consistent with median salaries for similar positions among the Corporation’s peer group.

Annual Cash Incentive

Based on the target and limits set forth in the MPP for each named executive officer, as well as the Corporation’s performance and achievement of individual objectives, the Committee set a cash incentive of $750,000 for Mr. Morrison, $675,000 for Mr. Fradkin and Ms. Schreuder, $650,000 for Mr. Potter, and $350,000 for Mr. O’Grady. Mr. O’Grady’s cash incentive reflects a partial year since he joined the Corporation during 2011. To reflect that earnings for 2011 were down relative to 2010, the annual cash awards for the majority of named officers were reduced.

Long-Term Incentive

In determining the total long-term incentive grants made in 2012 in respect of 2011 performance (which do not appear in the Summary Compensation Table on page 55 of this proxy), the Committee took into account the Corporation’s performance, as well as the median total compensation levels among the Corporation’s peers. Based on these factors, the Committee set the following long-term awards: $3,500,000 for Mr. Morrison and $2,100,000 for Messrs. Fradkin, O’Grady and Potter and Ms. Schreuder.

Philosophy and Approach to Executive Compensation

Northern Trust’s compensation philosophy is to attract, motivate and retain talent, including executive-level talent who will contribute to our long-term success. With the goals of solid long-term financial performance and creating long-term stockholder value, Northern Trust’s executive compensation program and compensation decisions are framed by four core values.

Northern Trust Executive Compensation Core Values

—      Focused on long-term performance

—      Aligned with stockholder interests

—      Competitive in the marketplace

—      Designed to discourage inappropriate risk-taking

Focused on Long-Term Performance

Northern Trust’s executive compensation program is strongly focused on incentive compensation, which is intended to help drive long-term financial performance. Currently, 80% to 90% of each named executive officer’s total pay opportunity consists of variable compensation. Cash and equity awards, as described in this proxy, are based on each named executive officer’s performance. The Committee determines and approves annual cash incentives for Northern Trust’s named executive officers under the provisions of the stockholder-approved MPP.

Aligned with Stockholder Interests

Northern Trust’s executive compensation program is designed to align the interests of the named executive officers with those of its stockholders by tying a significant portion of an executive’s total compensation to the longer-term performance of the Corporation’s common stock. Long-term, equity-based compensation is the most significant component of overall compensation as it generally provides 60% or more of named executive officers’ total target compensation. The emphasis on long-term vesting schedules applied to these incentives contributes to continuity and stability within the Corporation’s executive leadership and encourages executives to act as owners with a tangible stake in Northern Trust.

The following graph demonstrates how the value of Northern Trust’s equity-based compensation awarded over the past five years, including 2011, has been impacted by changes in our stock price.

Supporting the alignment with stockholders’ interests, Northern Trust has a long-standing practice of emphasizing stock ownership and maintaining robust stock ownership guidelines for named executive officers at or above industry practice.

Stock Ownership Guidelines

Northern Trust maintains formal stock ownership guidelines for named executive officers with minimum ownership levels as shown in the following chart:

Stock Ownership Guidelines for Named Executive Officers

Chairman and CEO	Expected to maintain minimum share ownership levels to a value of ten times base salary

President and Chief Operating Officer or Vice Chairman	Expected to maintain minimum share ownership levels to a value of seven times base salary

Other Named Executive Officers	Expected to maintain minimum share ownership levels to a value of five times base salary

It is expected that each named executive officer will meet the minimum ownership level not later than five years from the date the named executive officer becomes a member of a particular covered group.

Until such time as any named executive officer meets the minimum ownership level requirement, he or she is expected to retain 100% of the net, after-tax shares received from share distributions or stock option exercises.

The calculation of shares of common stock includes those that are:

—	Purchased on the open market

—	Owned jointly with or separately by spouse and children

—	Held through the Thrift Incentive Plan

—	Obtained through stock option exercises but not including unexercised stock options and stock award distributions

—	50% of unvested (or vested but not yet distributed) RSUs, PSUs, stock awards and deferred stock units

—	50% of deferred long-term cash incentives intended to be distributable in the form of stock

As of February 13, 2012, the Chairman and CEO and each other named executive officer met or exceeded Northern Trust’s stock ownership guidelines. Consistent with those guidelines, Mr. O’Grady, who commenced employment with the Corporation on August 15, 2011, has five years from that date in which to reach the applicable share ownership threshold set forth in the chart above.

Competitive in the Marketplace

The Corporation believes a competitive executive compensation program is key to attracting, retaining and motivating the best executive talent. Therefore, the Committee evaluates the competitiveness of Northern Trust’s named executive officer compensation program against a peer group that reflects key trust and custody banks, as well as certain other U.S. banking organizations. This peer group, used for assessing the competitiveness of named executive officer pay, specifically excludes certain other direct competitors whose size or scope are significantly larger and might distort the appropriate pay comparison comparisons.

The combination of the character and relative size of the Corporation’s businesses makes it challenging to identify any definitive, single group of companies as peers for compensation purposes. However, Northern Trust established the peer group based in part on data and analysis provided by Towers Watson, an independent compensation consultant. The peer group is identified below.

Northern Trust Named Executive Officer 2011 Peer Group

These companies are used for market assessment of compensation for the Chairman and CEO and the other named executive officers. This peer group reflects:

—      Trusts and custody banks that Northern Trust directly competes against for global talent in virtually all lines of business

—      Other U.S. banks that vary in size and are used to evaluate the competitiveness of our executive compensation

The Bank of New York Mellon Corporation Comerica Incorporated Fifth Third Bancorp KeyCorp The PNC Financial Services Group, Inc.	State Street Corporation SunTrust Banks, Inc. U.S. Bancorp Wells Fargo & Company

The Corporation believes that this group of peer companies fairly represents a wide range of our competitors and certain other U.S. banking organizations and is an appropriate group of companies against which Northern Trust can gauge the competitiveness of the Corporation’s executive compensation program for the named executive officers.

The Committee regularly reviews the composition of Northern Trust’s peer group and makes updates based on changes within the peer group companies, industry consolidation and the Corporation’s own evolving global presence. In 2010, the Corporation used an extensive list of peer companies. For 2011, the Corporation identified a more targeted group of peer companies, as listed above, in order to focus on key trust and custody banks, as well as certain other U.S. banking organizations. The Committee believes that the revised peer group allows it to better gauge the competitiveness of our named executive officers compensation program against our peers.

Northern Trust does not use peer compensation data to set precise pay levels by position. Rather, the peer data and data provided by compensation consultants are used to validate relative competitive pay for our named executive officers.

Designed to Discourage Inappropriate Risk-Taking

As noted above, the Corporation is involved in an ongoing assessment of its incentive compensation program in connection with the Federal Reserve’s review of incentive compensation arrangements at LCBOs. Northern Trust concluded its compensation arrangements did not inappropriately encourage excessive risk-taking, in part because the Corporation is not involved with many of the lines of business that have often exposed other financial institutions to excessive risk-taking, such as origination or securitization of sub-prime mortgage loans or significant proprietary derivatives trading.

Northern Trust actively monitors employees to ensure that they work within established risk frameworks and limits. To reinforce the importance of incorporating risk management into our compensation framework, beginning in 2012, we have added long-term incentive components in the form of PSUs and long-term cash. PSUs, which contain performance hurdles for named executive officers and are payable in shares if these hurdles are attained, incorporate performance and risk. Long-term cash, which will be settled in cash or stock, will be required to be deferred for three years and will be subject to forfeiture or reduction upon the occurrence of certain risk-based events. Furthermore, a substantial portion of the compensation of senior management is in the form of long-term equity that vests over a multi-year

Company-wide Training on Northern Trust’s Risk Management Expectations

In response to Federal Reserve guidance to the financial industry, Northern Trust provided detailed education to its workforce—including named executive officers—about Northern Trust’s risk management expectations and the incentive adjustments that may be made to awards for those who expose the Corporation to material risk.

It is our expectation that all executive officers appropriately understand the Northern Trust risk management framework and how the framework reinforces the Corporation’s compensation strategy.

period and has an inherent risk adjustment factor based on Northern Trust’s share value. And, consistent with the Corporation’s risk-mitigation strategies for its compensation programs, long-term compensation for 2012 for named executive officers incorporates more expansive clawback provisions that deter certain types of conduct, including conduct that could affect the accuracy of the Corporation’s financial statements.

In order to address the Federal Reserve’s view that stock options can induce more risk taking than other types of equity based compensation, Northern Trust has reduced the proportion of its equity compensation awards generally that are composed of stock options and has replaced those awards with PSUs and long-term cash, which are viewed as less likely to induce inappropriate levels of risk taking.

The Committee annually assesses with input from risk management personnel the effectiveness of Northern Trust’s incentive compensation and the extent to which such arrangements and practices discourage inappropriate risk-taking. We expect to continue to monitor and, if necessary, revise our incentive compensation program to ensure that it appropriately balances the desires of stockholders, the needs of the business and risk concerns.

Determining Awards

Role of the Committee

During its February meeting, the Committee determines the appropriate level of executive compensation and each element of cash and equity compensation for all named executive officers. The Committee makes executive compensation decisions after careful review and analysis of appropriate performance information, as well as historical and market compensation data.

The Committee considers all elements of Northern Trust’s executive compensation program together rather than each compensation element individually. The Committee also considers the impact that compensation decisions may have on the potential values of other pay and benefit programs.

While performance in non-financial areas may or may not directly affect the specific financial metrics for a particular year, the Committee has the discretion to reward extraordinary individual performance in non-financial areas that are important to long-range growth and enhancement of stockholder value. This flexibility allows the Committee to best reflect:

—	Northern Trust’s business model and strategy

—	Prevailing market trends

—	Rapidly evolving financial and regulatory environment

—	Cross-functioning executive assignments and cross-training

—	Risk management objectives

The Committee also evaluates the performance of the Chairman and CEO against his objectives for the past year as stated on page 32.

Role of the Chairman and CEO

As part of the Committee’s compensation review and approval process, the Committee receives recommendations from the Chairman and CEO on the total compensation packages for each of Northern Trust’s named executive officers, other than his own. The Chairman and CEO’s evaluations of the other named executive officers are based on performance against the past year’s performance expectations, initially formulated by the Chairman and CEO at the beginning of the performance period. These performance expectations are comprised of a mix of objective and subjective factors, which are not formulaically weighted or scored. With input from the Corporation’s Head of Corporate Risk Management, the Chairman and CEO also evaluates each named executive officer’s performance with regard to business unit risks and individual adherence to risk and compliance policies and procedures.

The Chairman and CEO presents recommendations in a report at the Committee’s February meeting. The Committee gives substantial weight to the recommendations of the Chairman and CEO, but retains the ultimate oversight and responsibility to make modifications to the total compensation package and individual compensation elements. The Committee provides the final approval of the compensation of each named executive officer.

The Committee may grant additional equity awards during other times of the year to newly hired or newly promoted named executive officers based on the recommendation of the Chairman and CEO. In October 2011, subsequent to his hire in August 2011, Mr. O’Grady was granted equity awards valued at approximately $2,500,000. In July 2011, Mr. Morrison was granted 10,000 RSU’s valued at $436,400 in recognition of his promotion to President and COO effective October 1, 2011. In isolated cases, the Committee may grant additional equity awards for retention purposes. No such retention awards were granted to named executive officers in 2011.

Role of Human Resources

The Corporation’s Human Resources Department assists the Committee in making executive compensation decisions, including collecting and providing the Committee current and historical compensation data. Additionally, the Head of Human Resources and Administration attends and participates in all Committee meetings.

The Human Resources Department also assists the Chairman and CEO in formulating the recommendations for compensation of all other named executive officers other than the Chairman and CEO. The Human Resources Department provides historical and current market data for executive pay in the industry, information concerning the historical and current compensation of named executive officers, and the comparison of stock ownership measured against stock ownership guidelines approved by the Committee.

Role of Aon Hewitt

The Committee has retained Aon Hewitt as its human resources consulting firm for matters pertaining to executive compensation. The Committee confers with Aon Hewitt to ensure that decisions and actions are consistent with stockholders’ long-term interests and compensation-related best practices within the financial services industry. Aon Hewitt also directly provides to the Committee market data, which the Committee references when determining compensation for the named executive officers.

Aon Hewitt’s representative generally attends meetings of the Committee throughout the year during which compensation is reviewed and approved. Aon Hewitt’s representative provides general insights into compensation trends and prevailing market practices, presents its views on the compensation proposed by the Committee and participates in Committee meeting discussions. Aon Hewitt also undertakes specific projects when assigned by the Committee. In 2011, the Corporation paid Aon Hewitt and its affiliates $77,185 for executive compensation advisory services to the Committee.

Aon Hewitt and its affiliates have also provided services unrelated to executive compensation to the Corporation and the trust for The Northern Trust Company Pension Plan (the “Pension Plan”) in 2011 and prior years. In 2011, the Corporation paid Aon Hewitt and its affiliates $3,041,452 in fees for other services, which included the administration of the Northern Trust Corporation Deferred Compensation Plan (the “DCP”), TIP, the Northern Trust Corporation Supplemental Thrift-Incentive Plan (the “Supplemental TIP”), the Northern Trust Corporation Supplemental Pension Plan (the “Supplemental Pension Plan”) and certain other retiree benefit plans, as well as valuation, budgeting and other general communication and consulting services relating to retirement plans. In 2011, the trust for the Pension Plan paid Aon Hewitt and its affiliates $835,304 in fees for other services, which included administration, actuarial and tax services related to the Pension Plan.

The fees paid to Aon Hewitt and its affiliates for other services by the Corporation and the Pension Plan trust were not approved in advance by the board of directors or the Committee; however, the board of directors and the Committee were aware of the other services being provided to the Corporation by Aon Hewitt and its affiliates.

Timing of Equity Compensation Award Procedures

The Committee acts in strict compliance with the requirements of the Amended and Restated Northern Trust Corporation 2002 Stock Plan, including the requirement that stock options may not be granted at less than 100% of the fair market value of Northern Trust’s common stock on the date of grant. For each grant approved by the Committee, the date of grant is the date on which the Committee acts to approve the award. Northern Trust does not time the grants of its equity compensation awards for the purpose of affecting the value of such executive compensation. Equity awards to named executive officers are generally made in February.

Deductibility of Executive Compensation

The Corporation views the tax deductibility of executive compensation under Section 162(m) of the Code as an important factor in determining the forms and amounts of executive compensation. The Corporation, through the Committee, reviews each material element of compensation on a continuing basis and takes steps to assure deductibility if that can be accomplished without sacrificing flexibility and other important elements of the overall executive compensation program.

Elements of Northern Trust’s Executive Compensation Program

There are seven principal elements of the Northern Trust Executive Compensation Program. The Committee evaluates all elements of compensation collectively, rather than reviewing each independently. The Committee establishes total executive compensation that appropriately rewards performance, ensures alignment with stockholders’ interests and remains responsive to competitive factors in the marketplace for executive talent.

Key Elements of Named Executive Officer Total Compensation
Compensation Element	Link to Compensation Philosophy	Type of Plan	Key Features
Base Salary	Targeted at competitive levels among peer group companies to provide a competitive salary	Cash

Base salaries provide a fixed level of annual income consistent with a named executive officer’s position and responsibilities, competitive pay practices, and internal equity of pay among the named executive officers.

Base salaries, as described in this proxy, reflect 2011 compensation-related decisions and payments.

Key Elements of Named Executive Officer Total Compensation
Compensation Element	Link to Compensation Philosophy	Type of Plan	Key Features
Annual Cash Incentive

Aligns a named executive officer’s annual cash incentive award with stockholders’ interests by linking maximum award to a percentage of net income and actual award to executive’s performance.

Provides total compensation opportunities that are targeted at competitive levels among the peer group companies.

Cash

Annual cash incentives are approved under the MPP. Awards under the MPP are intended to qualify as performance-based compensation as they are tied to net income results and may not exceed a fixed maximum.

Cash awards, as described in this proxy, are linked to each named executive officer’s performance in 2011, although paid in 2012.

Long-Term Compensation	Aligns compensation with the interests of stockholders by motivating them to act as owners. Also provides total compensation opportunities that are targeted at competitive levels among the peer group companies.	Stock

Long-term, equity-based compensation is the most significant component of overall compensation. 2011 grants were in the form of nonqualified stock options (50%) and restricted stock units (50%).

For 2012, long-term incentive compensation will be comprised of three elements: PSUs, stock options and long-term cash. Each element will make up one-third of long-term incentive compensation.

2011 individual performance is considered when determining named executive officers’ equity awards to be delivered in 2012.

Retirement and Health and Welfare Benefits	Targeted at the median level of a peer group of companies to provide benefits that are competitive against the peer group companies.	Deferred Compensation Pension 401(k) Health / Welfare

Benefits are designed with the entire Northern Trust workforce in mind and are not specifically structured for the named executive officers.

For 2012, refer to the changes to the Pension Plan as described on page 50.

Key Elements of Named Executive Officer Total Compensation
Compensation Element	Link to Compensation Philosophy	Type of Plan	Key Features
Perquisites

Perquisites are intended to be limited in number and modest in dollar value. Perquisites are minimal and not a significant component of compensation.

Annually reviewed to ensure types and costs of perquisites remained aligned with Northern Trust compensation philosophy.

		Financial Consulting / Tax Return Preparation Personal Auto Use Reimbursement Relocation Assistance	Perquisites are intended to assist named executive officers in the performance of their duties on behalf of Northern Trust and provide limited compensation for activities that have a combined personal and business purpose.
Change in Control Benefits	Critical to Northern Trust’s ability to attract and retain key executives and remain competitive against the peer group companies.	Cash Retirement and Health and Welfare Benefits Service credit Excise tax reimbursement	Change in control benefits are intended to provide sufficient security so the executive is not distracted from job duties, financially threatened by potential job loss or motivated to act contrary to the best interests of the Corporation and its stockholders prior to, during or after a change in control.
Severance Benefits	Critical to Northern Trust’s ability to attract and retain employees and remain competitive against the peer group companies.	Cash COBRA

All Northern Trust employees, including named executive officers, are eligible for these severance benefits, which are designed to support the entire workforce’s needs. These benefits are available to the executive officers on the same terms and conditions as all Northern Trust employees.

Severance benefits provide reasonable benefits to employees who are involuntarily terminated without cause due to a reduction in force, job elimination or similar reasons specified in the severance plan.

Base Salary

The Committee believes that base salaries should provide a fixed level of annual income consistent with a named executive officer’s position and responsibilities, competitive pay practices and internal equity among the named executive officers. Base salaries, as described in this proxy, reflect 2011 actions and payments.

Base Salaries Aligned with Market

Base salary levels for the named executive officers are consistent with competitive salary market data among peer group companies. In 2011, a majority of executives received a base salary increase due to updates in the market data.

The Committee uses discretion in determining base salaries. It does not take a formulaic approach to setting target base salary levels but considers the following factors:

—	Individual performance and contributions over the prior year relative to established goals and expectations for the position

—	Internal pay equity for comparable key executive officer positions

—	Base salary targets that balance market pay practice with internal equity

—	Experience and qualifications of the individual executive

—	The named executive officer’s tenure in the position or a position of similar level

—	Any significant changes in assignment or scope of responsibility

For new executives, the Committee’s philosophy is to increase actual base salary gradually to the appropriate target pay level as the named executive officer gains experience and tenure in the new position.

In 2011, a majority of named executive officers received a base salary increase to reflect updates in the competitive market data or reflect individual performance or tenure. The changes included increasing the base salary of the Chairman and CEO to $975,000 based on his tenure and guideline adjustments, and increasing the base salaries of the other named executive officers to $600,000.

Base salary adjustments generally are effective April 1. Salary adjustments for promoted executives typically take effect upon the executive’s promotion date and assumption of new responsibilities. Upon his October 1, 2011 promotion to President and COO, Mr. Morrison received a salary increase to $700,000.

Annual Cash Incentive

Our annual cash incentives are designed to reward the named executive officer’s role in attaining annual Corporation goals, which are reflected in attainment of positive consolidated net income, then adjusted based on other relevant performance measures described below. The Committee determines and approves annual cash incentives for the Corporation’s named executive officers under the provisions of the stockholder-approved MPP. Awards under the MPP are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code). Annual cash incentives, as described in this proxy, are linked to each named executive officer’s performance in 2011 as well as being tied to the Corporation’s net income. Awards may not exceed a fixed maximum.

Annual Cash Incentive Aligned with Stockholders’ Interests

By establishing the maximum for the MPP as a percentage of Northern Trust’s net income, the Corporation directly aligns named executive officers’ annual cash incentive awards with performance that impacts our stockholders.

If the Corporation does not achieve positive net income, the MPP prohibits the granting of incentive awards for that year.

As determined by the MPP, the annual cash incentive maximums are as follows:

—	Annual cash incentives for the Chairman and CEO may not exceed 0.6% of consolidated net income

—	Annual cash incentives for the President, any Vice Chairman, the COO, or a combined President and COO position may not exceed 0.4% of consolidated net income

—	Annual cash incentives for all other named executive officers may not exceed 0.3% of consolidated net income

—	No annual incentives can be paid in the absence of positive net income

Award limitations under the MPP reflect our executive compensation philosophy. By establishing the maximum funding opportunity as a percentage of net income for the prior year, Northern Trust directly aligns named executive officers’ incentives with the interests of its stockholders. If net income rises, the named executive officers’ potential award values rise as well. Furthermore, if the organization does not achieve positive net income, the MPP prohibits the granting of incentive awards for that year.

In February 2012, the Committee reviewed the maximum funding opportunity for each named executive officer based on the limits defined by the MPP. For the Chairman and CEO, the maximum funding opportunity was determined to be $3,621,600. The Committee considered overall performance results, the maximum funding limit defined by the MPP and the median cash incentive award data reported by peer firms and awarded the Chairman and CEO actual cash incentive award of $1,600,000. A similar rationale was applied by the Committee in determining the cash incentive awards for the other named executive officers, with actual awards aligned primarily with competitive peer group medians.

Awards are adjusted to reflect the Corporation’s net income, but the final determination of annual cash incentives is not tied to any specific formula. Instead, the Committee uses discretion to consider multiple financial measures such as return on equity, growth in revenue, earnings per share growth, and pre-tax profit margin. To a lesser degree, the Committee also considers non-financial measures in determining annual awards based on factors such as:

—	Applicable business unit financial and operating results

—	Individual performance factors

—	Risk management

—	Recommendations of the Chairman and CEO for named executive officers other than the Chairman and CEO

—	With respect to the Chairman and CEO, the Committee also considered the performance factors and objectives previously discussed on page 32.

Long-Term Compensation

Long-term, equity-based compensation is the most significant component of overall compensation and is designed to reward the performance of the named executive officers over time, as reflected in the Corporation’s long-term stock performance. Equity compensation typically takes the form of non-qualified stock options, RSUs or PSUs settled only in common stock of Northern Trust. The Committee emphasizes long-term equity to align compensation with the interests of the stockholders. The Committee believes that equity compensation encourages executives to act as owners with an equity stake in Northern Trust, discourages inappropriate risk-taking and contributes to continuity and stability within the Corporation’s executive leadership.

At its February 2011 meeting, the Committee considered market data and the recommendations of Aon Hewitt in determining long-term compensation awards for 2011. The Committee decided to deliver the awards to all named executive officers in the form of 50% non-qualified stock options and 50% RSUs.

The Committee considers a variety of individual factors to determine the actual dollar value of equity compensation for each named executive officer. The dollar value of equity compensation is generally defined as 100% of the fair market value at the time of grant for all RSUs or PSUs and one-third of the fair market value of the shares underlying grants of stock options at the time of grant for all stock options. For 2011, consistent with both the prior year’s guideline and with the new peer group’s median long-term compensation levels , the guideline dollar value of equity compensation was seven times base salary for the Chairman and CEO and approximately three and one-half to five times base salary for the other named executive officers.

When determining equity compensation, the Committee has discretion to take consider the base salary adjustment, the annual cash incentive, prior equity awards granted to a named executive officer, and individual performance over the prior year. The Committee is allowed flexibility in determining the value of total equity compensation for each named executive officer based on a review of objectives and subjective factors.

There is no formula that assigns specific weights to these factors and the importance of these factors may vary year to year. In addition to consideration of the median long-term incentive compensation reported by peer banks, the following are the specific objective and subjective factors considered by the Committee in setting total long-term incentive compensation for each named executive officer for 2011 at its February, 2012 meeting:

—	Experience and tenure

—	Prior and expected individual performance

—	Potential long-term impact on the financial success of Northern Trust

—	Strategic leadership, teamwork and individual contributions as a member of Northern Trust’s Management Group

—	Committee’s desire to maintain internal equity in long-term incentive opportunity

—	Mix of total compensation relative to each element of compensation

—	Recommendations of the Chairman and CEO with respect to other named executive officers

—	Advice of the Committee’s independent compensation consultant

Stock option grants made in 2011 to the named executive officers are shown in the Grants of Plan-Based Awards table presented on page 58. Stock options granted in 2011 vest in equal annual installments over a four-year vesting period.

RSU awards made in 2011 to the named executive officers are shown in the Grants of Plan-Based Awards table presented on page 58. RSUs awarded in 2011 vest on the third (50%) and the fourth (50%) anniversaries of grant, subject to the executive’s continued employment with Northern Trust.

For 2012, the following changes are being made to long-term compensation. These changes apply to the grants made in February 2012

Long-term incentive compensation will be comprised of three elements. Each element will make up one-third of the value of long-term incentive compensation:

—	PSUs: Awarded with a specified performance-based vesting target that inherently incorporates performance and risk
—	Stock options: To discourage risk taking, stock options have decreased from 50% of the total value of each named executive officer’s long-term incentive compensation in 2011 to one-third in 2012
—	Long-term cash: Mandatorily deferred cash incentives will be settled in cash or shares after three years and payment will be contingent upon an assessment of an individual’s risk management practices

For named executive officers, incorporation of more expansive clawback provisions that deter certain types of conduct, including conduct that could affect the accuracy of the Corporation’s financial statements

Retirement and Health and Welfare Benefits

Retirement benefits are generally designed with the entire Northern Trust workforce in mind and are not specifically structured for the named executive officers. The design of the Corporation’s retirement program for employees, including the named executive officers, reflects the following considerations:

—

Income replacement: Northern Trust designs its retirement benefits, including employer-provided contributions and Social Security benefits, for an employee with 25 years of service equal to approximately 80% of current pension-eligible income

—	Individual savings: The retirement program encourages employees to contribute to their individual retirement savings through participation in TIP and the Supplemental TIP

—	Competitiveness: Northern Trust targets total retirement benefits at approximately the median level of a retirement benefits peer group of companies

The named executive officers are eligible for:

—	Pension Plan

—	Supplemental Pension Plan

—	TIP

—	Supplemental TIP

The Pension Plan and the Supplemental Pension Plan provide all of the named executive officers, except for Mr. O’Grady, with an annual benefit determined under the Pension Plan’s Traditional Formula. The annual benefit under the Traditional Formula is equal to the participant’s average compensation for his or her highest 60 consecutive calendar months prior to retirement (“average compensation”) multiplied by 1.8% and then further multiplied by years of credited service, up to a maximum of 35 years. This amount is reduced by an amount based on the participant’s Social Security covered compensation and credited service.

Mr. O’Grady’s employment with the Corporation began on August 15, 2011. Therefore, under the terms of the Pension Plan, his benefits under the Pension Plan and Supplemental Pension Plan are calculated under the Pension Plan’s “Pension Equity Plan (PEP) Formula,” rather than the Traditional Formula. Under the PEP Formula, each year a participant earns a specific pension credit “percentage,” determined in accordance with a schedule in the Pension Plan, which varies directly with his or her total number of years of credited service. A participant’s PEP Formula lump sum amount is equal to the sum of his or her pension credit percentages multiplied by “average compensation.” A participant’s annual benefit under the PEP Formula is equal to a single life annuity commencing at age 65 that is the actuarial equivalent of his PEP Formula lump sum amount.

The portion of each named executive officer’s benefit, calculated under either the Traditional Formula or the PEP Formula as applicable, not in excess of various limits imposed by the Code and the Pension Plan, is paid under the Pension Plan. The portion of the executive’s benefit in excess of these amounts, if any, is paid under the Supplemental Pension Plan. A participant’s annual benefit under the Traditional Formula is reduced if the participant retires and begins receiving benefit payments before age 62, or age 60 under certain circumstances. A participant’s annual benefit under the PEP Formula is reduced if the participant retires and begins receiving payments before age 65. All named executive officers, except for Mr. O’Grady, have completed three years of vesting service, and thus are fully vested in their pension benefits.

Like many companies, Northern Trust is looking to reduce both short and longer-term expense volatility of its Pension Plan while continuing to provide a compensation package that is competitive within its peer group. As a result, the Corporation has made the following changes to the Pension Plan effective April 1, 2012.

—	All participants, including the named executive officers, will accrue benefits under the PEP Formula for credited service after March 31, 2012.

—

Participants will retain any accrued benefit earned under the Traditional Formula, which will be based on their credited service and average compensation calculated as of March 31, 2012, provided that their average compensation as of March 31, 2012 will be indexed at a rate of 1.5% per year for any period on and after April 1, 2012, during which the participants earn credited service under the Pension Plan.

—	The PEP Formula will be amended effective April 1, 2012.

As a result of these changes, the current named executive officers, other than Mr. O’Grady, will be entitled to an annual benefit equal to the sum of their accruals:

—	Under the Traditional Formula for credited service before April 1, 2012, with average compensation adjusted as described above, and

—	Under the amended PEP Formula for any credited service, if any, after March 31, 2012.

Mr. O’Grady will continue to accrue a benefit based solely on the PEP Formula for his credited service. He will be entitled to an annual benefit equal to the sum of his accruals:

—	Under the current PEP Formula for credited service before April 1, 2012, and

—	Under the amended PEP Formula for any credited service after March 31, 2012.

Under TIP, named executive officers can defer a portion of their base salary and receive employer matching contributions equal to 50% of the first 6% of deferred salary. If the Corporation meets an annual earnings goal, the Corporation will make a contingent matching contribution of 50% of the first 3% of deferred salary to TIP, for a maximum matching contribution of 4.5% of salary. The contingent matching contribution was made to TIP for 2011, since the Corporation reached its earnings goal for that year. However, TIP has been amended to provide that no contingent matching contribution will be made for 2012, even if the Corporation meets it earnings goal for that year.

Under Supplemental TIP, named executive officers can contribute a portion of their base salary that exceeds the annual Code compensation limit ($245,000 in 2011). The Corporation makes a matching contribution under Supplemental TIP using the formula in TIP, provided, however, that Supplemental TIP matching contributions are limited to 50% of the first 6% of deferred salary. All named executive officers, except Mr. O’Grady, are fully vested in their retirement benefits under TIP and Supplemental TIP.

Specified values for each named executive officer’s retirement benefits appear on page 64.

The named executive officers also participate in Northern Trust’s health and welfare benefits, including medical, retiree medical, dental, disability and life insurance programs, on the same terms as other employees.

Perquisites

Perquisites are intended to assist named executive officers in the performance of their duties on behalf of Northern Trust and provide compensation for activities that have a combined personal and business purpose. The Corporation’s perquisites are intended to be limited in number and modest in dollar value in to the cash and equity elements of compensation. The

Perquisites Aligned with the Philosophy of Northern Trust

The Committee annually reviews the types and costs of perquisites to ensure they remain aligned with the compensation philosophy of Northern Trust.

Committee annually reviews the types and costs of perquisites to ensure they remain aligned with the compensation philosophy of the Corporation.

Northern Trust provided the following types of perquisites to its named executive officers in 2011:

—	Financial Consulting/Tax Return Preparation

—	Personal Auto Use Reimbursement

—	Relocation Assistance

The Corporation also reimburses named executive officers for the payment of personal income taxes in connection with the use of company automobiles for business-related purposes.

The dollar value of each perquisite provided to the named executive officers in 2009, 2010 and 2011 can be found in the Summary Compensation Table on page 55.

Change in Control (CIC) Benefits

Northern Trust has entered into employment security
arrangements for certain key executive officers of the
Corporation, including each named executive officer. The
purpose of these agreements is to provide an executive with
sufficient security so that the executive is not distracted from job duties, financially threatened by potential job loss, or potentially motivated to act contrary to the best interests of
Northern Trust and its stockholders prior to, during, or after a change in control.

The Corporation further believes the employment
security agreements are critical to its ability to attract and retain key executives for the following reasons:

Change in Control and
Severance Benefits Help
Northern Compete with Peer
Group Companies

Northern Trust believes the
employment security agreements
and severance benefits are critical
to compete with its peer group
companies to attract and retain
talent, including at the executive
level.

—	The Corporation does not have employment agreements with its named executive officers

—	The protection afforded by the employment security agreements provides appropriate incentives that align with the best interests of the Corporation and its stockholders

—	Change in control benefits for executives are standard among peer group companies and are important to a competitive total compensation package

—	Change in control benefits under the employment security agreements generally include:

—	A lump sum cash payment equivalent to three years’ base salary and bonus, and a prorated bonus for the year of termination

—	Continuation of medical, dental, life insurance and other similar benefits for three years

—	Full vesting of unvested stock options, RSUs and PSUs upon an actual change in control, with or without termination of employment, or upon termination during a pending change in control

—

A post-termination stock options exercise period equal to the lesser of five years or the original expiration date for all outstanding non-qualified stock options and incentive stock options granted on or after September 25, 2001

—

A three-year age and service credit for benefits under the Supplemental Pension Plan, and up to an additional three years of age and/or service credit to determine eligibility and subsidy for participation in Northern Trust’s retiree medical program

—	For new agreements in 2011 and subsequent years, no reimbursement for any excise tax imposed on payments under the agreements or for taxes imposed on such reimbursement amounts

In order to receive benefits under the employment security agreements, two events must occur (except as noted above with respect to equity awards):

—	A change in control must occur

—	The executive must terminate employment “with good reason” or the executive’s employment must be terminated by the Corporation “without good cause” within two years following the change in control

—

“With good reason” termination includes a material reduction in job duties or responsibility, materially reduced or adverse changes in employment compensation or benefit programs, and requirements for travel or relocation

—	“Without good cause” termination includes involuntarily termination, such as criminal conviction involving dishonesty, fraud or breach of trust, and willful and substantial non-performance.

A change in control is generally defined in the employment security agreements to include the acquisition of 20% or more of the Corporation’s common stock, certain mergers, consolidations and asset transfers, or the election—without the consent of two-thirds of the incumbent board of directors—of the lesser of three directors or a majority of the directors then in office. The employment security agreements also protect a named executive officer if the executive’s employment terminates during the period pending a change in control, defined generally as the period after the acquisition of 15% or more of the Corporation’s common stock or entry into an agreement with respect to, or public announcement of the intention to take, an action constituting a change in control event and prior to the effective time of the change in control event. Beginning in 2011, Northern Trust discontinued inclusion of excise tax gross ups in new employment security agreements.

Disclosure of potential change in control benefits payable to each named executive officer, assuming a change in control of the Corporation and termination of employment on December 31, 2011, is set forth in the Potential Payments Upon Termination of Employment or a Change in Control of the Corporation section on page 72.

Northern Trust has discontinued inclusion of tax gross ups in new employment security agreements for executive officers. The form of employment security agreement that reflects this change was filed as an exhibit to the Corporation’s second quarter 2011 Quarterly Report on a Form 10-Q. This change is reflected in the employment security agreement for Mr. O’Grady, who joined the Corporation in August 2011, and it is the Committee’s intention that all future employment security agreements will not include excise tax gross up provisions.

Severance Benefits

The purpose of the severance plan is to provide reasonable benefits to employees who are involuntarily terminated without cause due to a reduction in force, job elimination or similar reasons specified in the severance plan. Northern Trust believes that the availability of severance benefits allows the Corporation to compete with its peer group companies in attracting and retaining talent. The named executive officers participate in this plan on the same terms as all other eligible and similarly situated Northern Trust employees.

Under such circumstances, named executive officers are eligible to receive severance benefits that include:

—

A lump sum payment of two weeks of base salary for each year of completed service up to, but less than 25 years, or 52 weeks of base salary for 25 years or more of completed service to the Corporation. Benefits may not exceed two times the lesser of the named executive officer’s annualized base salary for the year preceding the named executive officer’s termination, or the annual Internal Revenue Service Code compensation limit for retirement plans for the year of termination.

—

A Consolidated Omnibus Budget Reconciliation Act (“COBRA”) subsidy based on their length of service to help cover the costs of continuation coverage under the employer’s medical and dental plans, full vesting under TIP and Supplemental TIP, one additional year of vesting service under the Pension Plan and the Supplemental Pension Plan, enhanced early retirement eligibility under the Pension Plan for employees who have reached age 54 with 14 years of credited service, and outplacement assistance.

—

These benefits are contingent upon execution of a release, waiver and settlement agreement with the Corporation. Severance payments will be reduced by any severance payments made under employment security agreements or any other benefit plan, program or individual contract.

SUMMARY COMPENSATION TABLE

The following table sets forth compensation information for the Corporation’s Chairman and CEO, current and former chief financial officer, and the three other most highly compensated executive officers for the year ended December 31, 2011.

Name and Principal Position (a)	Year (b)	Salary ($)(1) (c)	Bonus ($) (d)	Stock Awards ($)(2) (e)	Option Awards ($)(3) (f)	Non-Equity Incentive Plan Compen- sation ($)(4) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5) (h)	All Other Compen- sation ($)(6) (i)	Total ($) (j)
Frederick H. Waddell Chairman, and Chief Executive Officer	2011	$956,250	—	$4,000,008	$3,581,932	$1,600,000	$4,078,538	$88,672	$14,305,400
	2010	$900,000	—	$3,500,005	$2,977,647	$2,000,000	$3,306,902	$75,527	$12,760,081
	2009	$900,000	—	$2,597,068	$4,968,921	$2,000,000	$1,332,078	$93,003	$11,891,070
William L. Morrison President and Chief Operating Officer, Former Chief Financial Officer	2011	$612,500	—	$1,686,442	$1,119,358	$750,000	$821,577	$32,194	$5,022,071
	2010	$550,000	—	$1,000,016	$850,769	$700,000	$612,218	$160,017	$3,873,020
	2009	$550,000	—	$865,689	$1,656,319	$700,000	$398,419	$31,750	$4,202,177

Michael G. O’Grady Executive Vice-President and Chief Financial Officer(7)	2011	$208,333	$325,000	$1,250,035	$854,260	$25,000	$7,380	$0	$2,670,008
	2010	—	—	—	—	—	—	—	—
	2009	—	—	—	—	—	—	—	—
Steven L. Fradkin President—Corporate and Institutional Services	2011	$587,500	—	$1,250,042	$1,119,358	$675,000	$1,012,591	$31,493	$4,675,984
	2010	$550,000	—	$1,000,016	$850,769	$725,000	$672,377	$27,284	$3,825,446
	2009	$550,000	—	$865,689	$1,656,319	$700,000	$313,677	$34,570	$4,120,255
Stephen N. Potter President—Northern Trust Global Investments	2011	$587,500	—	$1,250,042	$1,119,358	$650,000	$1,390,523	$26,821	$5,024,244
	2010	$537,500	—	$1,000,016	$850,769	$675,000	$1,017,805	$22,008	$4,103,098
	2009	$500,000	—	$865,689	$1,656,319	$675,000	$341,576	$28,102	$4,066,686
Jana R. Schreuder President—Personal Financial Services	2011	$587,500	—	$1,250,042	$1,119,358	$675,000	$1,501,040	$33,033	$5,165,973
	2010	$550,000	—	$1,000,016	$850,769	$700,000	$1,154,597	$23,133	$4,278,515
	2009	$550,000	—	$865,689	$1,656,319	$725,000	$427,703	$37,575	$4,262,286

(1) Salary. Effective April 1, 2011, the salary of Mr. Waddell was increased to $975,000 and salaries for Mr. Morrison, Mr. Fradkin, Mr. Potter and Ms. Schreuder were increased to $600,000. In addition, effective October 1, 2011, Mr. Morrison’s annual base salary rate was increased to $700,000 in connection with his appointment as President and Chief Operating Officer.

(2) Stock Awards. This column shows the grant date fair value of the restricted stock unit awards computed in accordance with FASB ASC Topic 718. See footnote 23 to the Consolidated Financial Statements contained in the Corporation’s 2011 Annual Report to Stockholders for a discussion of the assumptions made by the Corporation in the valuation of these stock unit awards, including that dividend equivalents will be paid on these stock unit awards.

Dividend equivalents on restricted stock units and performance stock units held or deferred by a named executive officer are paid on a current basis. Dividend equivalents paid on restricted stock units and performance stock units of each named executive officer in 2009 were: Mr. Waddell: $175,674; Mr. Morrison: $86,238; Mr. Fradkin: $68,853; Mr. Potter: $48,170; and Ms. Schreuder: $52,399. Dividend equivalents paid on restricted stock units and performance stock units of each named executive officer in 2010 were: Mr. Waddell: $243,720; Mr. Morrison: $72,012; Mr. Fradkin: $72,593;

Mr. Potter: $58,954; and Ms. Schreuder: $58,535. Dividend equivalents paid on restricted stock units of each named executive officer in 2011 were: Mr. Waddell: $282,717; Mr. Morrison: $73,906; Mr. O’Grady $0; Mr. Fradkin: $74,536; Mr. Potter: $68,233; and Ms. Schreuder: $63,922.

(3) Option Awards. This column shows the grant date fair value of the option awards computed in accordance with FASB ASC Topic 718. See footnote 23 to the Consolidated Financial Statements contained in the Corporation’s 2011 Annual Report to Stockholders for a discussion of the assumptions made by the Corporation in the valuation of these option awards, including that dividend equivalent payments are factored into the option valuation. The footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table beginning on page 60 of this proxy statement contain vesting and other additional information about the stock option awards made in 2009, 2010 and 2011.

(4) Non-Equity Incentive Plan Compensation. This column shows the annual cash incentives earned by the named executive officers in 2009, 2010, and 2011 under the MPP.

(5) Change in Pension Value and Nonqualified Deferred Compensation Earnings. This column shows the increase from each of December 31, 2008 to December 31, 2009, from December 31, 2009 to December 31, 2010 and from December 31, 2010 to December 31, 2011 (in each case, the measurement date used for reporting purposes in the Corporation’s applicable Annual Report to Stockholders) in the actuarial present value of accumulated benefits for each named executive officer under the Pension Plan and the Supplemental Pension Plan. It does not include any above-market or preferential earnings on deferred compensation as the Corporation does not pay above-market or preferential interest on the deferred compensation of its named executive officers.

(6) All Other Compensation. The table below provides a breakdown of the amounts shown in the “All Other Compensation” column for each named executive officer in 2009, 2010 and 2011.

		Perquisites (a)			Other Compensation		Total
Name	Year	Financial Consulting/ Tax Return Preparation Services	Personal Use of Corporation’s Automobiles	Relocation (b)	Tax Reimburse- ments (c)	TIP/ Supplemental TIP Contributions (d)
Frederick H. Waddell	2011	$13,500	$25,559	—	$17,250	$32,363	$88,672
	2010	$13,500	$21,782	—	$13,245	$27,000	$75,527
	2009	$13,500	$24,218	—	$14,785	$40,500	$93,003
William L. Morrison	2011	$7,500	$1,548	—	$1,096	$22,050	$32,194
	2010	$6,500	$1,611	$78,736	$56,670	$16,500	$160,017
	2009	$7,000	—	—	—	$24,750	$31,750
Michael G. O’Grady	2011	—	—	—	—	—	—
	2010	—	—	—	—	—	—
	2009	—	—	—	—	—	—
Steven L. Fradkin	2011	$9,300	$523	—	$370	$21,300	$31,493
	2010	$9,500	$777	—	$507	$16,500	$27,284
	2009	$9,240	$351	—	$229	$24,750	$34,570
Stephen N. Potter	2011	$5,000	$305	—	$216	$21,300	$26,821
	2010	$5,000	$535	—	$348	$16,125	$22,008
	2009	$5,000	$412	—	$190	$22,500	$28,102
Jana R. Schreuder	2011	$11,733	—	—	—	$21,300	$33,033
	2010	$6,633	—	—	—	$16,500	$23,133
	2009	$12,825	—	—	—	$24,750	$37,575

(a) Perquisites. All perquisites are valued based on the aggregate incremental cost to the Corporation, as required by the SEC’s rules. The “Compensation Discussion and Analysis—Perquisites” section of this proxy statement contains additional information about the perquisites provided by the Corporation to its named executive officers.

(b) Relocation. The amounts in this column represent the payment of or reimbursement to Mr. Morrison for temporary living, travel, household goods transportation, and other expenses under the Corporation’s relocation program in connection with his relocation from Florida to Illinois.

(c) Tax Reimbursements. This column shows the amount of tax reimbursement associated with the use of the Corporation’s automobiles for business-related purposes and, in Mr. Morrison’s case, his relocation expenses.

(d) TIP/Supplemental TIP Contributions. This column reflects matching contributions made on behalf of the named executive officers to TIP and Supplemental TIP, both of which are defined contribution plans, as described above under “Compensation Discussion and Analysis—Retirement and Health and Welfare Benefits.”

(7) Mr. O’Grady joined the Corporation on August 15, 2011 as an Executive Vice-President and became Chief Financial Officer on October 1, 2011. His compensation is reported only from August 15, 2011 forward. The bonus amount represents a minimum bonus guaranteed to Mr. O’Grady in 2011 in connection with his commencement of employment with the Corporation.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information for each named executive officer with respect to:

—	Estimated possible payouts under non-equity incentive plan awards for 2011;

—	Estimated future payouts under equity incentive plan awards for 2011;

—	Other stock awards made in 2011; and

—	Stock options granted in 2011.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(3) (i)	All Other Option Awards: Number of Securities Underlying Options (#)(4) (j)	Exercise or Base Price of Option Awards ($/sh)(5) (k)	Grant Date Fair Value of Stock and Option Awards(6) (l)
Name (a)	Grant Date(1) (b)	Thresh- old ($) (c)	Target ($) (d)	Maxi- mum ($) (e)	Thresh- old (#) (f)	Target (#) (g)	Maxi- mum (#) (h)
Frederick H. Waddell	—	—	2,000,000	3,621,600
	2/14/2011								227,964	$52.640	$3,581,932
	2/14/2011				0	0	0	75,988			$4,000,008
William L. Morrison	—	—	700,000	2,414,400
	2/14/2011								71,239	$52.640	$1,119,358
	2/14/2011				0	0	0	23,747			$1,250,042
	7/19/2011							10,000			$436,400
Michael G. O’Grady	—	—	N/A	1,810,800
	10/18/2011								96,700	$38.780	$854,260
	10/18/2011				0	0	0	32,234			$1,250,035
Steven L. Fradkin	—	—	725,000	1,810,800
	2/14/2011								71,239	$52.640	$1,119,358
	2/14/2011				0	0	0	23,747			$1,250,042
Stephen N. Potter	—	—	675,000	1,810,800
	2/14/2011								71,239	$52.640	$1,119,358
	2/14/2011				0	0	0	23,747			$1,250,042
Jana R. Schreuder	—	—	700,000	1,810,800
	2/14/2011								71,239	$52.640	$1,119,358
	2/14/2011				0	0	0	23,747			$1,250,042

(1) Grant Date. In each case, the “Grant Date” reflects the date on which the Compensation and Benefits Committee acted to approve the grant of the award.

(2) Estimated Possible Payouts Under Non-Equity Incentive Plan Awards. These columns show the range of potential payouts under the MPP based on the Corporation’s performance in 2011. “Threshold” is not applicable as the MPP authorizes the Compensation and Benefits Committee to award annual cash incentives ranging from $0 to the “Maximum”. The MPP defines the Maximum for each position as follows: Chairman, the CEO or a combined Chairman and CEO position—0.6% of consolidated net income; President, any Vice Chairman, COO, or a combined President and COO—0.4% of consolidated net income; and the other named executive officers—0.3% of consolidated net income. No target awards were established under the MPP for 2011. Pursuant to SEC regulations, the amount set forth under the target column represents the amount awarded to the named executive officer in respect of 2010 performance (except in the case of Mr. O’Grady, who did not participate in the MPP in 2010). The Committee considers a range of financial and non-financial factors and exercises discretion in determining the actual award provided that such awards may not exceed the “Maximum” defined in the MPP.

(3) All Other Stock Awards: Number of Shares of Stock or Units. This column shows the number of restricted stock units granted to the named executive officers in 2011.

(4) All Other Option Awards: Number of Securities Underlying Options. This column shows the number of shares that may be issued to the named executive officers upon exercise of stock options granted in 2011.

(5) Exercise Price. In 2011, the exercise price for all stock options was the closing sale price of the Corporation’s common stock on the date of grant.

(6) Grant Date Fair Value. The grant date fair value of the stock and option awards was computed in accordance with FASB ASC Topic 718.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information for each named executive officer with respect to:

—	Each stock option to purchase common stock that had not been exercised and remained outstanding at December 31, 2011; and

—	Each award of restricted stock units that had not vested and remained outstanding at December 31, 2011.

	Option Awards(1)					Stock Awards

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexer- cised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#)(2) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3) (h)
Frederick H. Waddell	1,913	0		52.300000	5/20/2012	189,764	$7,526,040
	23,087	0		52.300000	5/20/2012
	22,024	0		32.615000	2/18/2013
	90,000	0		49.120000	2/17/2014
	75,000	0		44.465000	2/15/2015
	76,761	0		52.095000	2/21/2016
	65,105	0		63.360000	2/20/2017
	94,764	31,588		71.230000	2/19/2018
	135,404	135,404		57.540000	7/21/2019
	51,481	154,442		50.990000	2/15/2020
	0	227,964		52.640000	2/14/2021
William L. Morrison	3,635	0		53.655000	2/19/2012	68,404	$2,712,903
	1,913	0		52.300000	5/20/2012
	38,087	0		52.300000	5/20/2012
	3,066	0		32.615000	2/18/2013
	6,934	0		32.615000	2/18/2013
	5,519	0		32.615000	2/18/2013
	90,000	0		49.120000	2/17/2014
	75,000	0		44.465000	2/15/2015
	63,328	0		52.095000	2/21/2016
	40,247	0		63.360000	2/20/2017
	31,589	10,529		71.230000	2/19/2018
	45,135	45,135		57.540000	7/21/2019
	14,709	44,127		50.990000	2/15/2020
	0	71,239		52.640000	2/14/2021
Michael G. O’Grady	0	96,700		38.780000	10/18/2021	32,234	$1,278,400

	Option Awards(1)					Stock Awards

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexer- cised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#)(2) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3) (h)
Steven L. Fradkin	2,796	0		53.655000	2/19/2012	58,404	$2,316,303
	1,913	0		52.300000	5/20/2012
	28,087	0		52.300000	5/20/2012
	50,000	0		49.120000	2/17/2014
	55,000	0		44.465000	2/15/2015
	57,571	0		52.095000	2/21/2016
	40,247	0		63.360000	2/20/2017
	31,589	10,529		71.230000	2/19/2018
	45,135	45,135		57.540000	7/21/2019
	14,709	44,127		50.990000	2/15/2020
	0	71,239		52.640000	2/14/2021
Stephen N. Potter	1,295	0		53.655000	2/19/2012	58,404	$2,316,303
	1,913	0		52.300000	5/20/2012
	18,087	0		52.300000	5/20/2012
	21,934	0		32.615000	2/18/2013
	3,680	0		32.615000	2/18/2013
	25,000	0		49.120000	2/17/2014
	30,000	0		44.465000	2/15/2015
	24,180	0		52.095000	2/21/2016
	26,042	0		63.360000	2/20/2017
	26,850	8,950		71.230000	2/19/2018
	45,135	45,135		57.540000	7/21/2019
	14,709	44,127		50.990000	2/15/2020
	0	71,239		52.640000	2/14/2021
Jana R. Schreuder	1,398	0		53.655000	2/19/2012	58,404	$2,316,303
	1,913	0		52.300000	5/20/2012
	18,087	0		52.300000	5/20/2012
	25,000	0		49.120000	2/17/2014
	42,219	0		52.095000	2/21/2016
	35,512	0		63.360000	2/20/2017
	31,589	10,529		71.230000	2/19/2018
	45,135	45,135		57.540000	7/21/2019
	14,709	44,127		50.990000	2/15/2020
	0	71,239		52.640000	2/14/2021

(1) Stock Options. Stock options are granted with an exercise price equal to the closing sale price of the common stock on the date of grant and expire 10 years after the date of the grant. This approach is designed to motivate the executive to contribute to the creation of stockholder value over the long term. The Corporation currently grants only non-qualified stock options because it believes that the tax benefits to the Corporation of non-qualified stock options outweigh the potential tax benefits to the executives of incentive stock options. All stock options granted in 2006 and thereafter are scheduled to vest in equal annual installments over a four-year vesting period determined by the Committee. If the executive dies or becomes disabled, the stock options (whether vested or unvested) become vested and may be exercised until the earlier of five years following death or disability or the expiration date of the option. If the executive retires, the stock options continue to vest in accordance with their terms and, once vested, may be exercised until the earlier of five years following retirement or the expiration date of the option. If the executive’s employment is terminated under certain circumstances entitling the executive to severance benefits, the executive’s stock options (whether vested or unvested) may be exercised until the earlier of 180 days following termination of employment or the expiration date of the option, provided that if the executive is retirement eligible upon his or her termination of employment under the severance plan, the executive’s stock options (whether vested or unvested) become vested upon the executive’s termination of employment and may be exercised until the earlier of five years from the executive’s effective date of retirement or the expiration of the option. If the executive is a member of the Management Group on the date of grant, is age 55 or older with a minimum of 10 years of employment on the date of termination of employment, and is not otherwise retirement-eligible pursuant to the Corporation’s retirement policy, the stock options continue to vest and, once vested, may be exercised until the earlier of five years following termination of employment or the expiration date of the option. In other instances, vested stock options expire on the earlier of three months following termination of employment or the expiration date of the option, and unvested stock options expire on termination of employment. Upon a change in control of the Corporation, all stock options become vested and exercisable.

(2) Number of Restricted Stock Units. This column shows the number of unvested restricted stock units held by the named executive officers as of December 31, 2011. Restricted stock units vest 50% on the third anniversary of the date of grant and 50% on the fourth anniversary of the date of grant. Restricted stock unit awards entitle an executive to receive one share of common stock in the year in which the award vests. Restricted stock units vest over a specified vesting period determined by the Committee. Dividend equivalents on the restricted stock units are paid on a current basis prior to vesting and distribution. If the executive dies, becomes disabled, or retires during the vesting period, or the executive’s employment is terminated during the vesting period under certain circumstances entitling the executive to severance benefits, the executive or the executive’s beneficiaries will be entitled to receive a distribution of a prorated number of restricted stock units immediately upon the occurrence of the triggering event. If the executive is a Management Group member on the date of grant, is age 55 or older on the date of termination of employment, and does not violate certain restrictive covenants concerning confidentiality and non-solicitation during the vesting period, a prorated number of stock units is eligible for distribution upon each remaining vesting date in the vesting period. In other instances where the executive leaves the Corporation during the vesting period, the restricted stock units are forfeited. In the event of a change in control, all restricted stock units become fully vested, and are immediately distributable.

(3) Market Value of Restricted Stock Units. This column shows the market value of the unvested restricted stock units held by the named executive officers, based on a price of $39.66 per share (the closing market price of the Corporation’s common stock on December 30, 2011, as reported by NASDAQ).

OPTION EXERCISES AND STOCK VESTED

The following table sets forth information for each named executive officer with respect to:

—	The exercise during 2011 of stock options to purchase shares of the Corporation’s common stock;

—	The dollar amount realized upon exercise of the stock options;

—	The number of shares acquired in 2011 upon the vesting of restricted stock units; and

—	The dollar amount realized upon vesting of the restricted stock units.

	Option Awards		Stock Awards

Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($)(1) (c)	Number of Shares Acquired On Vesting (#) (d)	Value Realized On Vesting ($) (e)
Frederick H. Waddell	22,024	$151,415	0	$0
William L. Morrison	0	$0	0	$0
Michael G. O’Grady	0	$0	0	$0
Steven L. Fradkin	0	$0	0	$0
Stephen N. Potter	0	$0	0	$0
Jana R. Schreuder	851	$38,402	0	$0

(1) Value Realized on Exercise. The value realized on the exercise of stock options represents the pre-tax difference between the option exercise price and the fair market value of the common stock on the date of exercise, multiplied by the number of shares of common stock covered by the stock options held by the named executive officers.

PENSION BENEFITS

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
Frederick H. Waddell	Qualified Pension Plan	35.0	$1,535,428	$0
	Supplemental Pension Plan	35.0	$13,348,325	$0
William L. Morrison	Qualified Pension Plan	15.8	$795,108	$0
	Supplemental Pension Plan	15.8	$3,101,397	$0
Michael G. O’Grady	Qualified Pension Plan	0.4	$3,315	$0
	Supplemental Pension Plan	0.4	$4,065	$0
Steven L. Fradkin	Qualified Pension Plan	26.7	$766,689	$0
	Supplemental Pension Plan	26.7	$3,069,767	$0
Stephen N. Potter	Qualified Pension Plan	29.4	$1,086,643	$0
	Supplemental Pension Plan	29.4	$3,675,924	$0
Jana R. Schreuder	Qualified Pension Plan	31.7	$1,082,368	$0
	Supplemental Pension Plan	31.7	$4,161,551	$0

The information presented in the Pension Benefits table is as of the measurement date of December 31, 2011, which is the measurement date used for reporting purposes in the Corporation’s 2011 Annual Report to Stockholders.

Pension Plan and Supplemental Pension Plan

Defined benefit pension benefits are provided to employees under the Pension Plan and the Supplemental Pension Plan, and are available to all employees of the Bank and affiliates and subsidiaries that have adopted the Plans. The Pension Plan is a tax-qualified retirement plan that provides a retirement benefit as described below, which is subject to various limitations of the Code and the Pension Plan. The Supplemental Pension Plan is a non-qualified retirement plan that provides the portion of an employee’s benefit that cannot be paid under the Pension Plan due to the Code and Pension Plan limits. The material terms and conditions of the Pension Plan and the Supplemental Pension Plan as they relate to the named executive officers include the following:

Eligibility: Employees participate in the Pension Plan after completing six months of vesting service. Employees with six months of vesting service who would have a portion of their benefit from the Pension Plan limited due to the Code or Pension Plan restrictions also participate in the Supplemental Pension Plan. All named executive officers participate in both Plans. Mr. O’Grady began participating in these Plans on February 15, 2012.

Benefit Formula—Traditional Formula: The benefits of the named executive officers, except for Mr. O’Grady, are determined under the Pension Plan’s Traditional Formula. The Traditional Formula’s main components are service, eligible pay, age, and an offset for Social Security. The Traditional Formula first multiplies 1.8% by the average of the participant’s highest 60 consecutive calendar months of eligible pay. This amount is further multiplied by the participant’s years of credited service (up to a maximum of 35 years). The Social Security offset is then determined by multiplying 0.5% by (i) the lesser of the participant’s Social Security Covered Compensation limit or the average of the participant’s eligible pay for the three consecutive years prior to retirement by (ii) the participant’s years of credited service (up to 35 years). This offset is subtracted from the benefit amount previously calculated to determine the annual benefit amount produced by the Traditional Formula.

The following definitions are used under the Traditional Formula:

—

Eligible Pay: “Eligible pay” is defined as base salary (including any before-tax payroll deductions), shift differentials, overtime, and certain types of performance-based incentive compensation, including Northern Performance Incentives under the Northern Partners Incentive Plan (“NPIP”), compensation under the MPP, payments from the then-existing Annual Performance Plan, and the cash value of stock options which were specifically paid in lieu of cash incentives from January 1, 2002 through April 30, 2004. Cash incentives deferred under the DCP are not included in eligible pay under the Pension Plan but are included in eligible pay under the Supplemental Pension Plan.

—

Social Security Covered Compensation: “Social Security Covered Compensation” means, for a participant, the average of the Social Security taxable wage base for each of the 35 calendar years ending in the year in which the participant attains Social Security retirement age. In determining Covered Compensation as of a certain year, the taxable wage base for any subsequent year is assumed to be the same as for the determination year.

Benefit Formula—PEP Formula: Since Mr. O’Grady commenced employment on August 15, 2011, his benefits under the Pension Plan and Supplemental Pension Plan are calculated under the Pension Plan’s “Pension Equity Plan (PEP) Formula”, rather than the Traditional Formula. Under the PEP Formula, each year a participant earns a specific pension credit “percentage,” determined in accordance with a schedule in the Pension Plan, that varies directly with his or her total number of years of credited service. A participant’s PEP Formula lump sum amount is equal to the sum of his or her pension credit percentages multiplied by the average of the participant’s highest 60 consecutive calendar months of eligible pay. (Eligible pay is defined the same for the PEP Formula as for the Traditional Formula, except that eligible pay under the PEP Formula also includes Sales and Technical Incentives under the NPIP up to 50% of the participant’s prior year’s base pay.) A participant’s annual benefit under the PEP Formula is equal to a single life annuity commencing at age 65 that is the actuarial equivalent of his or her PEP Formula lump sum amount. The single life annuity is calculated using interest rate and mortality assumptions specified in the Pension Plan.

Below is the current schedule for determining the applicable pension credit percentage in the PEP Formula for a given year:

For each full year of credited service that:	The pension credit amount for such year of credited service shall be:
Exceeds 0 but does not exceed 5	4.0%
Exceeds 5 but does not exceed 10	5.0%
Exceeds 10 but does not exceed 15	6.0%
Exceeds 15 but does not exceed 20	7.0%
Exceeds 20 but does not exceed 25	8.0%
Exceeds 25 but does not exceed 30	9.0%
Exceeds 30 but does not exceed 35	10.0%
Exceeds 35 years	0.0%

Benefit Formula—Changes: Effective April 1, 2012, the Pension Plan will be amended to provide that for credited service earned after March 31, 2012, all employees, including the named executive officers will accrue benefits pursuant to the PEP Formula, which formula also will be modified effective April 1, 2012. Therefore, the current named executive officers, other than Mr. O’Grady, will be entitled to an annual benefit equal to the sum of their accruals (i) under the Traditional Formula for periods of credited service before April 1, 2012, and (ii) under the PEP Formula for their periods of credited service, if any, after March 31, 2012. Each such executive’s pre-April 1, 2012 Traditional Formula benefits will be based on credited service and average compensation calculated as of March 31, 2012, provided that the executive’s average compensation as of March 31, 2012, will be indexed at a rate of 1.5% per year for any period on and after April 1, 2012 during which the executive earns credited service under the Pension Plan.

Mr. O’Grady will continue to accrue a benefit pursuant to the PEP Formula with respect to all of his credited service. He will be entitled to an annual benefit equal to the sum of his accruals (i) under the current PEP Formula for periods of credited service before April 1, 2012, and (ii) under the amended PEP Formula for periods of credited service, if any, after March 31, 2012.

Benefit Formula—Supplemental Pension Plan: Pension benefits are first calculated under the Traditional Formula or PEP Formula, as applicable, without regard to the Code limits and including in eligible pay the amounts deferred under the DCP. They are then recalculated applying the Code limits and excluding DCP deferrals from eligible pay to determine the amount of the benefit that is payable from the Pension Plan. The difference between the total benefit calculation and the Pension Plan calculation is paid from the Supplemental Pension Plan.

Benefit Entitlement: A participant is eligible to receive a benefit under the Pension Plan and Supplemental Pension Plan after completing three years of vesting service.

Retirement: A participant is eligible for a normal retirement benefit based on the Traditional Formula or PEP Formula described above if his or her employment terminates on or after age 65 (or for participants who begin participation in the Pension Plan after age 60, upon the first to occur of reaching the fifth anniversary of commencement of participation or achieving five years of vesting service). A participant is eligible for an early retirement benefit if his or her employment terminates on or after age 55 and he or she has completed 15 years of credited service. A participant who terminates employment with three years of vesting service but prior to becoming eligible for a normal or early retirement benefit is eligible for a “vested terminee” benefit commencing any time after termination. Messrs. Waddell, Morrison, and Potter are each eligible for early retirement benefits. All other named executives, other than Mr. O’Grady, have earned vested terminee benefits.

Under the Traditional Formula, the early retirement benefit is equal to the normal retirement benefit described above, reduced by 0.5% for each month payments are received prior to age 62 (or prior to age 60 under certain circumstances). A participant who terminates employment with three years of vesting service but prior to becoming eligible for a normal or early retirement benefit is eligible for a “vested terminee” benefit commencing any time after termination, with payments reduced by 0.5% for each month up to 120 months that payments are received prior to age 65, then actuarially reduced for each month that payments are received prior to age 55.

Under the PEP Formula, both the early retirement benefit and “vested terminee” benefit are equal to the normal retirement benefit (in the form of a monthly single life annuity as described above), adjusted for early commencement prior to age 65 (or for participants who begin participation in the Pension Plan after age 60, upon the first to occur of reaching the fifth anniversary of commencement of participation or achieving five years of vesting service). The adjustment is made using interest rate and mortality assumptions specified in the Pension Plan.

Form of Benefit Payment: The normal form of benefit payment under the Pension Plan is a single life annuity in the case of an unmarried participant and a 50% joint and survivor annuity in the case of a married participant, although optional forms of payment are available, depending on marital status and age and years of service. A lump sum option is available in all cases. All optional forms are the actuarial equivalent of the normal form of payment. The normal form of benefit under the Supplemental Pension Plan is a five-year certain annuity, payable to the participant in five annual installments; if the participant dies prior to receiving full benefits, payments will continue for the remainder of the five years to a designated beneficiary. The installment payments are credited with interest equal to the greater of the annual yield on the monthly five-year Treasury securities with a constant maturity plus 150 basis points or the month-end Moody’s Long Term Aa Corporate Bond Index yield, determined as of the last month of the same calendar quarter as the interest rate used to calculate any lump sum benefit for the participant under the Pension Plan. If, however, the value of the Supplemental Pension benefit is $125,000 or less, the benefit is paid in a single lump sum.

Assumptions. The assumptions used in calculating the present value of the accumulated benefit are set forth in footnote 22 to the Consolidated Financial Statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” each contained in the Corporation’s 2011 Annual Report to Stockholders. The Corporation does not grant extra years of credited service under the Pension Plan, other than as noted above under “Compensation Discussion and Analysis—Change in Control (CIC) Benefits.”

NON-QUALIFIED DEFERRED COMPENSATION

Name (a)	Form of Deferred Compensation (b)	Executive Contributions In Last FY(1) ($) (c)	Registrant Contributions in Last FY(2) ($) (d)	Aggregate Earnings in Last FY(3) ($) (e)	Aggregate Withdrawals/ Distributions ($) (f)	Aggregate Balance at Last FYE(4) ($) (g)
Frederick H. Waddell	Deferred Compensation Plan	0				0
	Supplemental TIP	42,675	21,338	(35,814)	0	710,663
	Deferred Stock Units	0		(1,120,282)		2,820,976
William L. Morrison	Deferred Compensation Plan	0				0
	Supplemental TIP	22,050	11,025	542	0	578,052
	Deferred Stock Units	0		(118,283)		297,846
Michael G. O’Grady	Deferred Compensation Plan	0				0
	Supplemental TIP	0				0
	Deferred Stock Units	0				0
Steven L. Fradkin	Deferred Compensation Plan	0		(1,318)	(53,048)	68,082
	Supplemental TIP	20,550	10,275	(9,549)	0	354,011
	Deferred Stock Units	0		(166,525)		419,325
Stephen N. Potter	Deferred Compensation Plan	0				0
	Supplemental TIP	20,550	10,275	(10,167)	0	248,371
	Deferred Stock Units	0		(86,184)		217,020
Jana R. Schreuder	Deferred Compensation Plan	0				0
	Supplemental TIP	20,550	10,275	(8,302)	0	287,953
	Deferred Stock Units	0		(17,262)		43,467

(1) Executive Contributions. The amount of executive contributions made by each named executive officer as reported in column (c) above, is also included in each named executive officer’s compensation reported under the Summary Compensation Table, either as “Salary” or “Stock Awards.”

(2) Registrant Contributions. The amount of the contributions made by the Corporation to each named executive officer under Supplemental TIP, as reported in column (d) above, is also included in each named executive officer’s “All Other Compensation” under the Summary Compensation Table.

(3) Aggregate Earnings. The aggregate earnings in column (e) above are not reported in the Summary Compensation Table.

(4) Aggregate Balance. The aggregate balance at December 31, 2011, as reported in column (g) above, reflects amounts that either are currently reported or were previously reported as compensation in the Summary Compensation Table for 2011 or prior years, except for the aggregate earnings on deferred compensation.

Deferred Compensation Plan

The Corporation maintains the DCP pursuant to which eligible employees, including the named executive officers, may defer all or a portion of their eligible annual incentive cash awards until a later date. The material terms and conditions of the DCP as they relate to the named executive officers include the following:

Eligibility: An employee is eligible to participate in the DCP for any calendar year if as of the preceding November 15 he or she (i) was actively employed by the Corporation or a subsidiary and either resided in the U.S. or was a U.S. expatriate on temporary international assignment, (ii) participated in the Northern Partners Incentive Plan (with respect to performance, sales or technical incentives) or the MPP, and (iii) had an annual base salary of $100,000 or more or a combination of base salary and cash awards paid from April 1 of the prior year through March 31 of the current year equal to $150,000 or more.

Contributions: Each participant must make an election prior to the beginning of a calendar year, and can elect to defer up to 100% of each eligible cash incentive award that will be paid for the second calendar year following the year of the election, subject to a minimum deferral of $2,500 of each cash incentive award. All deferrals are credited to an account maintained for the participant under the DCP. No employer contributions are made under the DCP.

Vesting: A participant is fully vested in his or her entire DCP account balance at all times.

Investments: Each participant’s DCP account is credited with earnings or losses based on investment alternatives made available under the DCP and selected by the participant. On a monthly basis, participants can change their DCP investment alternatives among the alternatives offered in the DCP. The 2011 performance (net of fees) of the investment alternatives is as follows:

Investment Alternative	Annual Return
Aberdeen Emerging Markets Institutional Fund*	-6.58%
NIF Bond Portfolio	7.85%
NIF Diversified Assets Portfolio	0.02%
NIF Equity Index Portfolio	1.92%
NIF International Equity Portfolio	-12.93%
NF Bond Index	7.65%
NF Mid Cap Index	-2.05%
NF Small Cap Index	-4.49%
Northern Multi-Manager Mid Cap	-2.99%
PIMCO All Asset Fund*	1.85%
Prudential Jennison Small Cap Core Strategy	-1.59%
Vanguard Inflation-Protected Securities Index	13.24%
Vanguard International Stock Index	-14.56%
Vanguard Retirement Income	5.25%
Vanguard Target Retirement 2005	5.14%
Vanguard Target Retirement 2010	3.37%
Vanguard Target Retirement 2015	1.71%
Vanguard Target Retirement 2020	0.60%
Vanguard Target Retirement 2025	-0.37%
Vanguard Target Retirement 2030	-1.27%
Vanguard Target Retirement 2035	-2.24%
Vanguard Target Retirement 2040	-2.55%
Vanguard Target Retirement 2045	-2.51%
Vanguard Target Retirement 2050	-2.54%
Vanguard Target Retirement 2055*	-2.27%
Victory Institutional Diversified Stock	-5.89%

*	Investment alternative was available only after January 31, 2011. Return shown above is return from February 1, 2011 through December 31, 2011.

Distributions: At the time a participant makes a deferral election, he or she must elect a short-term deferral or a retirement deferral. If the participant elects a short-term deferral, distribution of such amount must be deferred until a later specified date, which is at least three years following the end of the year in which the cash incentive award would have otherwise been paid. The short-term deferral, including the attributable earnings or losses, is paid to the participant in a lump sum. If the participant elects a retirement deferral, distribution of such amount will be deferred until the participant retires after reaching eligibility for early or normal retirement under the Pension Plan. At the time the participant makes the retirement deferral election, he or she must also elect whether the deferral, including the attributable earnings or losses, will be paid in a lump sum or in installments payable over five or 10 years. Notwithstanding the foregoing, if the participant’s employment terminates before the scheduled distribution date, the short-term or retirement deferral, and attributable earnings or losses, will be paid in a lump sum within 60 days following the date of such termination. If the participant is deemed to be a “key employee” as defined by the Code, any distribution that was deferred after December 31, 2004 and is payable due to retirement or termination of employment will be delayed for six months following the date of such retirement or termination.

Supplemental TIP

Supplemental TIP is a non-qualified retirement plan that provides the portion of an employee’s benefit that cannot be paid under TIP due to the Code’s limit on the amount of a participant’s compensation that can be taken into account in determining TIP benefits. Account information provided for Supplemental TIP also includes account balances in the Northern Trust Corporation Supplemental Employee Stock Ownership Plan (“Supplemental ESOP”), which was frozen effective January 1, 2005 when the qualified Northern Trust Employee Stock Ownership Plan was merged into TIP. Contributions to Supplemental ESOP have not been permitted since January 1, 2005. The material terms and conditions of Supplemental TIP as they relate to the named executive officers include the following:

Eligibility: An employee is eligible to participate in Supplemental TIP for any calendar year if he or she participates in TIP and as of the prior November 30 his or her base salary exceeded the Code compensation limit ($245,000 in 2011). Employees are eligible to participate in TIP and elect salary deferrals immediately upon their hire, and are eligible for employer matching contributions after six months of service. All named executive officers, other than Mr. O’Grady, participate in both Plans. Mr. O’Grady does not currently participate in Supplemental TIP.

Contributions: Each participant must make an election prior to the beginning of a calendar year to contribute to Supplemental TIP a portion of his or her base salary that exceeds the Code compensation limit. A participant’s election remains in effect for subsequent calendar years until revised or revoked by the participant. Any revision or revocation must be made prior to the calendar year in which the revision or revocation is to become effective. The Corporation makes a matching contribution under Supplemental TIP using the formula in TIP, which is 50% of the first 6% of deferred salary, for a maximum matching contribution of 3% of salary. In addition, if the Corporation meets an annual earnings goal, the Corporation will make a contingent matching contribution of 50% of the first 3% of deferred salary to TIP. However, no contingent matching contributions will be made to Supplemental TIP. Further, TIP has been amended to provide that no contingent matching contribution will be made to TIP for 2012, even if the Corporation meets its earning goal for that year.

Vesting: Each participant generally vests in the employer contributions under TIP and Supplemental TIP on a graduated basis of 20% per year over five years and is fully vested after five years. The named executive officers, except Mr. O’Grady, are fully vested in their TIP and Supplemental TIP accounts. Mr. O’Grady is not yet vested in his TIP account and does not currently participate in Supplemental TIP.

Investments: Each participant’s Supplemental TIP account is credited with earnings or losses based on investment alternatives made available under Supplemental TIP and selected by the participant (which are generally the same investment alternatives available to participants under TIP). On a monthly basis, participants can change their Supplemental TIP investment alternatives among the alternatives offered in Supplemental TIP. For 2011, the investment alternatives available to Supplemental TIP participants were the same as those for DCP participants. The 2011 performance of those investment alternatives is set forth on page 70 above.

Distributions: No withdrawal or borrowing of Supplemental TIP assets is permitted during a participant’s employment. Distribution of the entire Supplemental TIP account balance generally is made to a participant within 90 days after the participant’s termination of employment. If the participant is deemed to be a “key employee”, as defined by the Code, the portion of his or her Supplemental TIP account accruing after December 31, 2004 is distributed as a single lump sum following the six month anniversary of the termination of employment.

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE CORPORATION

The Corporation provides certain benefits to eligible employees upon certain types of termination of employment, including a termination of employment involving a change in control of the Corporation. These benefits are in addition to the benefits to which the employees would be entitled upon a termination of employment generally (i.e., (i) vested retirement benefits accrued as of the date of termination, (ii) stock-based awards that are vested as of the date of termination, (iii) the right to continue medical coverage pursuant to COBRA, and (iv) severance payments to salaried employees upon an involuntary termination of employment due to a reduction in force or job elimination). These incremental benefits as they pertain to the named executive officers are described below.

The Corporation’s decision to enter into employment security agreements described below and the determination of the level of benefits under those agreements, as well as under various termination of employment scenarios were exercises in judgment, informed by (i) the recognition that the Corporation does not have employment agreements with its named executive officers, (ii) the Corporation’s desire to provide the named executive officers with sufficient security to assure they are not distracted and remain focused on maximizing stockholder value during and after a change in control, (iii) the Corporation’s goal of providing executive compensation at levels that are competitive with similar positions to those in its peer group companies, (iv) the nature and scope of the job responsibilities undertaken by the named executive officers, and (v) the terms of other types of compensation paid by the Corporation to the named executive officers. In particular, in setting the terms of the benefits payable to the named executive officers under various termination scenarios, the Committee was guided in large part by a desire to be sufficiently responsive to market forces and the environment in which the Corporation seeks to attract, retain, and motivate its named executive officers by providing benefits consistent and competitive with those of the peer group companies with which it competes for top executive talent. In initially establishing the form and level of post-termination benefits, the Committee received and reviewed relevant peer group company information provided by Aon Hewitt. In particular, this competitive peer group data influenced the decision of the Committee to provide for employment security agreements, to set the level of lump sum payments equal to three years of salary and bonus, and to provide for the vesting of equity compensation awards, the continuation of coverage under certain health and welfare plans, and other protections afforded in the event of a termination of employment in connection with a change in control or under other termination of employment scenarios.

Employment Security Agreements

The Corporation has employment security agreements with the named executive officers and certain other executive officers. The employment security agreements provide benefits upon the occurrence of the following terminations of employment that are in connection with an actual or pending change in control of the Corporation (as defined below):

—

A termination of the executive’s employment by the Corporation or a subsidiary without “good cause” that occurs either within two years after a change in control of the Corporation or during the period pending a change in control of the Corporation; or

—

An executive’s voluntary termination of employment with the Corporation or a subsidiary for “good reason” that occurs either within two years after a change in control of the Corporation or during the period pending a change in control of the Corporation.

The benefits provided to a named executive officer upon such a termination of employment would consist of the items identified in the following seven bullet points:

—

A lump sum payment equal to three times the sum of (i) the named executive officer’s annual salary in effect on the date of employment termination, or if higher, the date of the change in control and (ii) the average of the named executive officer’s awards under the Corporation’s cash incentive plans for the last three fiscal years of participation in such plans prior to the date of termination, or, if higher, the date of the change in control.

The amount of this payment to each named executive officer, assuming the named executive officer became eligible for benefits under the agreement due to a termination of employment on December 30, 2011 (the last business day of 2011), would be as follows: Mr. Waddell: $6,925,000; Mr. Morrison: $3,500,000; Mr. O’Grady: $3,300,000; Mr. Fradkin: $3,225,000; Mr. Potter: $3,150,000; and Ms. Schreuder: $3,225,000.

—

A lump sum payment of a prorated portion of the average amounts paid to the named executive officer under the Corporation’s cash incentive plans for the last three fiscal years of participation in such plans prior to the date of termination, or, if higher, the date of the change in control, less any amounts paid to the named executive officer under those plans with respect to completed performance periods occurring in the year the named executive officer’s employment terminates.

The amount of this payment to each named executive officer, assuming the executive became eligible for benefits under the employment security agreement due to a termination of employment on December 30, 2011, would be as follows: Mr. Waddell: $1,333,333; Mr. Morrison: $466,667; Mr. O’Grady: $550,000; Mr. Fradkin: $475,000; Mr. Potter: $450,000; and Ms. Schreuder: $475,000.

—

With respect to equity awards: (i) full vesting of all stock options, (ii) all outstanding nonqualified stock options, and incentive stock options granted on or after September 25, 2001, remain exercisable for five years following termination of employment (or until the end of the option term, if earlier), (iii) full vesting of all outstanding restricted stock units, and (iv) full vesting and immediate distribution of all outstanding performance stock units at the maximum level (125%) provided in the awards. The named executive officers become entitled to full and accelerated vesting upon an actual change in control, even if there is no termination of employment, or upon termination during a pending change in control.

Assuming a termination of employment under the employment security agreement on December 30, 2011 (the last business day of 2011), the fully vested equity awards would have the following values for each named executive officer:

Mr. Waddell:	$0	(stock options)
	$4,443,222	(restricted stock units)

Mr. Morrison:	$0	(stock options)
	$1,716,468	(restricted stock units)

Mr. O’Grady:	$85,096	(stock option)
	$1,278,400	(restricted stock units)

Mr. Fradkin:	$0	(stock options)
	$2,316,303	(restricted stock units)

Mr. Potter:	$0	(stock options)
	$2,316,303	(restricted stock units)

Ms. Schreuder:	$0	(stock options)
	$2,316,303	(restricted stock units)

The value of the fully vested stock options is based on the difference between the option exercise price and $39.66, which was the closing market price of the Corporation’s common stock on December 30, 2011 (the last business day of 2011). The value of the fully vested restricted stock units is also based on the $39.66 closing market price.

—

Continued coverage under the Corporation’s health, dental, life, accident, disability, and other welfare benefit plans for three years (or if earlier, until the executive becomes covered under similar plans maintained by another entity that provides at least equal benefits). If the named executive officer cannot be covered under any plan of the Corporation due to legal or contractual restrictions, the Corporation would provide the executive with substantially similar benefits and coverage.

The value of this continued benefit coverage for three years to each named executive officer would be as follows: Mr. Waddell: $30,649; Mr. Morrison: $36,005; Mr. O’Grady: $29,409; Mr. Fradkin: $36,005; Mr. Potter: $36,005; and Ms. Schreuder: $36,005. These amounts are derived by multiplying the Corporation’s annual cost of providing such coverage in 2011 by three, to reflect a three-year benefit continuation period.

—

Up to an additional three years of age and/or service credits for purposes of determining eligibility and subsidy for participation in the Corporation’s retiree medical plans and an additional three-year age and service credit for benefits under the Supplemental Pension Plan.

Assuming a termination of employment under the employment security agreement on December 31, 2011, the value of these age and service credits to each named executive officer would be: Mr. Waddell: $0; Mr. Morrison: $738,534; Mr. O’Grady: $73,778; Mr. Fradkin: $348,489; Mr. Potter: $485,713; and Ms. Schreuder: $1,502,858. The assumptions used in calculating the present value of the age and service credits are set forth in footnote 22 to the Consolidated Financial Statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” each contained in the Corporation’s 2011 Annual Report to Stockholders.

—	Full vesting in benefits accrued under the Supplemental Pension Plan and Supplemental TIP. All named executive officers, other than Mr. O’Grady, are already vested in these benefits.

—

A gross-up payment to the executive to cover any excise and related income tax liability arising under Section 280G of the Code as a result of any payment or benefit arising under the employment security agreement.

Assuming a termination of employment under the employment security agreement on December 31, 2011, the named executive officers would be entitled to the following gross-up payments: Mr. Waddell: $3,505,181; Mr. Morrison: $0; Mr. O’Grady: $0; Mr. Fradkin: $0; Mr. Potter: $0; and Ms. Schreuder: $2,034,097.

For purposes of the employment security agreements:

—

“Good cause” means (i) the executive’s conviction of a criminal violation involving dishonesty, fraud or breach of trust with respect to the business of the Corporation or any subsidiary; (ii) the executive’s willful engagement in misconduct in the performance of his duties that causes material injury to the Corporation; (iii) the executive’s act that, if known to clients, customers, stockholders or regulators, would materially and adversely impact the business of the Corporation or any subsidiary; (iv) the executive’s act or omission that causes a regulatory body to demand, request, or recommend the suspension or removal of the executive from his position with the Corporation or any subsidiary; or (v) the executive’s willful and substantial nonperformance of his duties that is not cured within 10 days after written notice from the Corporation.

—

“Good reason” exists if (i) there is a material reduction in the executive’s authority, duties or responsibilities; (ii) there is a material reduction in the executive’s base salary; (iii) the Corporation materially changes the principal location in which the executive is required to perform services to outside the current geographical employment area, or the executive is required to spend more than 50 working days per year outside the current geographical employment area; or (iv) the Corporation fails to provide a level of employee benefits not materially less than those provided in the aggregate by such plans prior to the date of the agreement, or the date of the change in control, if greater.

—

“Change in control” means (i) a person’s acquisition of 20% or more of the voting power of the Corporation’s outstanding securities; (ii) the election, without the consent of two-thirds of the incumbent board of directors, of the lesser of three directors or a majority of the directors then in office; (iii) a merger or consolidation of the Corporation (subject to certain exceptions); or (iv) a sale of all or substantially all of the Corporation’s assets (subject to certain exceptions) or stockholder approval of a complete liquidation or dissolution of the Corporation.

—

“Period pending change in control” means (i) the period commencing upon the Corporation’s entering into an agreement, or the Corporation or any person’s public announcement of intention to take action, the consummation of which would result in a change in control, and ending upon the occurrence of the change in control or the abandonment or termination of such agreement or actions; (ii) the period commencing upon a person’s acquisition of 15% or more of either the then outstanding shares of the Corporation’s common stock or the voting power of the Corporation’s outstanding securities and ending upon the earlier of the occurrence of the change in control or one year following the person’s acquisition of the outstanding shares or voting power; or (iii) the period commencing upon the board’s adoption of a resolution that a pending change in control has occurred and ending upon the earlier of the change in control or one year following the board’s resolution.

Equity Compensation Plans and Agreements

As described below, a change in control of the Corporation or a named executive officer’s termination of employment with the Corporation or a subsidiary due to death, disability, or retirement (and which is not a termination as described in his or her employment security agreement) can result in enhanced benefits under the Corporation’s equity compensation plans and agreements.

Restricted Stock Units. If the executive dies, becomes disabled, or retires during the vesting period, or the executive’s employment is terminated during the vesting/performance period under certain circumstances entitling the executive to benefits under the Corporation’s severance plan, the executive or the executive’s beneficiaries will be entitled to receive a distribution of a prorated number of restricted stock units. In addition, if an executive is a Management Group member on the date of grant, is age 55 or older on the date of termination of employment, and does not compete with the Corporation during the vesting/performance period, a prorated number of restricted stock units on each remaining vesting date in the vesting period are eligible for distribution. In other instances where the executive leaves the Corporation during the vesting period, the restricted stock units are forfeited. Upon a change in control of the Corporation, all restricted stock units become fully vested and immediately distributable.

Stock Options. If the executive dies or becomes disabled, the executive’s outstanding stock options become vested and may be exercised until the earlier of five years following death or disability or the expiration date of the option. If the executive retires, or if the executive is a member of the Management Group on the date of grant, is age 55 or older with a minimum of 10 years of employment on the date of termination of employment, and is not otherwise retirement-eligible pursuant to the Corporation’s retirement policy, the stock options continue to vest in accordance with their terms and, once vested, may be exercised until the earlier of five years following retirement or the expiration date of the option. If the executive’s employment is terminated under certain circumstances entitling the executive to severance benefits, the executive’s stock options (whether vested or unvested) may be exercised until the earlier of 180 days following termination of employment or the expiration date of the option, provided that if the executive is retirement eligible upon his or her termination of employment under the severance plan, the executive’s stock options (whether vested or unvested) become vested upon the executive’s termination of employment and may be exercised until the earlier of five years from the executive’s effective date of retirement or the expiration of the option. In other instances, vested stock options expire on the earlier of three months following termination of employment or the expiration date of the option, and unvested stock options expire on termination of employment. Upon a change in control of the Corporation, all stock options become vested and exercisable.

The Corporation’s equity award agreements contain provisions related to a change in control of the Corporation. In the absence of an employment security agreement, the provisions of the equity award agreements provide for the same accelerated vesting of equity awards as outlined above in the discussion of employment security agreements. Therefore, in the event of a change in control, absent an employment security agreement, the value of all fully vested equity awards would be the same as reported for a termination of the named executive’s employment related to a change in control under the employment security agreement.

Assuming, in the absence of a change in control, a termination of the named executive officer’s employment due to death, disability, or retirement (including termination while a member of the Management Group at age 55 with the requisite service) occurred on December 31, 2011, stock options under the equity compensation plans would have accelerated or continued vesting and the value of these fully vested stock options would be the same as reported for a termination related to a change in control under the employment security agreements. Absent a change in control, in the event of a termination of a named executive officer’s employment due to death, disability or retirement (including termination while a member of the Management Group at age 55 with the requisite service) on December 31, 2011, equity award agreements for restricted stock units provide for prorated vesting of units. The value of these prorated units for each named executive officer is:

Mr. Waddell:	$2,957,050	(restricted stock units	)

Mr. Morrison:	$954,537	(restricted stock units	)

Mr. O’Grady:	$53,263	(restricted stock units	)

Mr. Fradkin:	$913,211	(restricted stock units	)

Mr. Potter:	$913,211	(restricted stock units	)

Ms. Schreuder:	$913,211	(restricted stock units	)

The value of the prorated restricted stock units is also based on the $39.66 closing market price. Unlike the valuations in the change in control context, these estimated values assume a prorated distribution (rather than full distribution) of restricted stock units on each remaining vesting date in the vesting period.

DIRECTOR COMPENSATION

The following table sets forth all compensation paid to each non-employee director of the Corporation in 2011.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($)(1) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compen- sation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compen- sation ($)(2) (g)	Total ($) (h)
Linda Walker Bynoe	$112,000	$90,000	—	—	—	—	$202,000
Nicholas D. Chabraja	$107,356	$90,000	—	—	—	—	$197,356
Susan Crown	$90,000	$90,000	—	—	—	—	$180,000
Dipak C. Jain	$107,000	$90,000	—	—	—	—	$197,000
Robert W. Lane	$96,848	$90,000	—	—	—	—	$186,848
Robert C. McCormack	$96,848	$90,000	—	—	—	—	$186,848
Edward J. Mooney	$110,000	$90,000	—	—	—	—	$200,000
John W. Rowe	$122,000	$90,000	—	—	—	—	$212,000
Martin P. Slark(3)	$65,049	$90,000	—	—	—	—	$155,049
David H.B. Smith, Jr.	$96,848	$90,000	—	—	—	—	$186,848
William D. Smithburg(4)	$31,690	—	—	—	—	—	$31,690
Enrique J. Sosa	$92,000	$90,000	—	—	—	—	$182,000
Charles A. Tribbett III	$90,000	$90,000	—	—	—	—	$180,000

(1) Stock Awards. This column shows the grant date fair value of the stock awards for all non-employee directors in 2011, computed in accordance with FASB ASC Topic 718. See footnote 23 to the Consolidated Financial Statements contained in the Corporation’s 2011 Annual Report to Stockholders for a discussion of the assumptions made by the Corporation in the valuation of these restricted stock unit awards. As of December 31, 2011, each non-employee director (other than Mr. Smithburg who retired as a member of the board effective April 19, 2011) held 1,849.19 unvested stock units, which, as described below, represented the stock unit award made by the Corporation in February 2011.

(2) All Other Compensation. Perquisites paid or provided to directors in 2011 were less than the SEC’s minimum threshold for disclosure ($10,000).

(3) Mr. Slark became a member of the board effective April 19, 2011.

(4) Mr. Smithburg retired as a member of the board effective April 19, 2011.

General

Directors who are employees of the Corporation receive no additional compensation for serving on the board of directors or on any board committee.

2011 Director Compensation

Cash Compensation. In 2011, non-employee directors of the Corporation received the following cash compensation for their service on the board of directors:

Annual Retainer	$90,000
Additional Fee for the Chairman of each Board Committee (other than the Executive Committee)	$15,000
Additional Fee for Audit Committee Members (including the Chairman)	$5,000
Additional Fee for Lead Director	$15,000

All non-employee directors also are eligible to receive a per diem fee of $1,000 when required to attend orientation meetings or to perform specific services on behalf of the Corporation. The Corporation paid $10,000 for such services in 2011.

Equity Compensation. In February 2011, each non-employee director then in office received a grant of stock units under the Corporation’s 2002 Stock Plan equal in value to $90,000, with the actual number of stock units (1,849.19 stock units) based on the closing sale price of the common stock on the date of the 2011 annual meeting of stockholders. All of the stock units granted to directors in February 2011 will vest on the date of the 2012 annual meeting of stockholders. Stock units do not have voting rights. Dividend equivalents on the non-employee directors’ stock units are subject to the same vesting, forfeiture, and distribution provisions as the underlying stock units. Each stock unit entitles a director to one share of common stock at vesting, unless a director elects to defer receipt of the shares.

Stock Ownership Guidelines. As described in the Compensation Discussion and Analysis section, Northern Trust has a long-standing practice of emphasizing stock ownership and maintaining formal stock ownership guidelines for named executive officers. Northern Trust also maintains formal stock ownership guidelines for its non-employee directors with minimum ownership levels as shown in the following chart.

Stock Ownership Guidelines for Non-Employee Directors
Non-Employee Directors	Expected to maintain minimum share ownership levels to a value of five times annual cash retainer

It is expected that each non-employee director will meet the minimum ownership level not later than five years from the date the director is initially elected to the board. In addition, non-employee directors are expected to meet a minimum share ownership level of 1,000 shares within one year from the date they are initially elected to the board.

Until such time as any non-employee director meets the minimum ownership level requirement, he or she is expected to retain 100% of the net, after-tax shares received from share distributions.

The calculation of shares of common stock includes shares that are:

—	Purchased on the open market

—	Owned jointly with or separately by spouse and children

—	100% of unvested (or vested but not yet distributed) RSUs, stock awards and deferred stock units

—	100% of cash compensation deferred as stock equivalent units

As of February 13, 2012, all non-employee directors met or exceeded Northern Trust’s stock ownership guidelines. Consistent with those guidelines, Mr. Slark, who was first elected to the Corporation’s board of directors on April 19, 2011, has five years from that date in which to reach the share ownership threshold level set forth in the chart above.

Insider Trading Policy and Policy Against Hedging. Our insider trading policy prohibits directors, employees, including our named executive officers, and certain of their family members from purchasing or selling any type of security, whether issued by us or another company, while such person is aware of material non-public information relating to the issuer of the security or from providing such material non-public information to any person who may trade while aware of such information. This policy also prohibits directors, employees, and certain of their family members from engaging in short selling, margining, and the pledging or hypothecation of Northern Trust securities, and trading in options, warrants, puts and calls or similar instruments on Northern Trust securities, except for pledging or hypothecation in connection with the cashless exercise of Northern Trust stock options.

2012 Director Compensation

All non-employee director compensation for 2012 is unchanged from 2011.

Deferral of Compensation

Non-employee directors may elect to defer payment of their cash compensation and stock units until termination of their service as directors. Any deferred cash compensation is converted into stock units representing shares of common stock. The value of each such stock unit is based upon the market price of the stock at the end of the calendar quarter for which the cash compensation would have been paid. Dividend equivalents on all deferred stock units are paid quarterly to a cash account and accrue interest at an interest rate determined from time to time by the Committee. Deferred cash compensation and dividend equivalents will be paid out in cash, and deferred stock units will be distributed in stock, in each case in a lump sum or in up to 10 annual installments at the election of the director.

ITEM 2— ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC enacted requirements for the Corporation to include in this proxy statement a separate resolution, subject to an advisory vote, to approve the compensation of our named executive officers. This proposal is commonly referred to as a “Say on Pay” proposal. As required by these rules, we are asking you to vote FOR the adoption of the following resolution:

“Resolved, that the compensation paid to the Corporation’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K of the Securities Exchange Act of 1934, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby APPROVED.”

As an advisory vote, this proposal is not binding on the Corporation. Although the vote is non-binding, the board of directors and the Compensation and Benefits Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

As outlined in the Compensation Discussion and Analysis that begins at page 28, the Corporation has a conservative performance-based compensation system in place that provides appropriate levels of compensation. The Corporation’s executive compensation program is designed to attract, motivate, and retain individuals who will contribute to the Corporation’s success and the creation of stockholder value. The Compensation and Benefits Committee believes that executive officers are best motivated when their incentive compensation is tied to the Corporation’s overall performance and the performance of their individual business units and/or individual performance. That is why a significant portion of each executive officer’s short-term and long-term cash and equity compensation is variable and depends on such performance. In addition, our emphasis on equity-based compensation discourages inappropriate risk-taking and encourages named executive officers to appropriately consider and control risk factors, which furthers the Corporation’s risk-mitigation strategy.

The Corporation reported 2011 net income of $603.6 million, diluted earnings per share of $2.47 and a pre-tax profit margin of 23.4%. The Corporation’s 2011 return on equity of 8.6% was consistent with, although slightly lower than, its peer group median of 9.0%. However, for the period ending December 31, 2011, the Corporation’s average three and five year returns on equity were 10.5% and 13.0%, respectively, substantially higher than the peer group medians of 3.5% and 5.1%, respectively.

Despite the prolonged weakness in economic conditions that have particularly affected the financial performance of banks and other financial institutions, the Corporation’s conservatively managed executive compensation philosophy, coupled with its sound balance sheet and prudent business model, have contributed to the Corporation’s strong strategic and financial positioning.

As further described on page 18 of this proxy statement, in part in connection with the results of our 2011 advisory vote on executive compensation, during the fourth quarter of 2011, we engaged in discussions with a number of our institutional stockholders about the design of our executive compensation program and related topics. Our Compensation and Benefits Committee carefully considered stockholder feedback received in both establishing the 2012 executive compensation program and determining the 2012 named executive officer’ compensation packages. As further described in the “Compensation Discussion and Analysis” section of this proxy statement, 2012 executive compensation updates included:

—	Reinforcing performance and the link between compensation and increased stockholder value by reestablishing long-term incentive compensation in a form of three equally-weighted elements:

—	PSUs

—	Stock Options

—	Long-term cash

—

Consistent with the Corporation’s risk-mitigation strategies for its compensation programs, incorporating for executive officers more expansive clawback provisions that deter certain types of conduct, including conduct that could affect the accuracy of the Corporation’s financial statements.

The board of directors unanimously recommends that you vote FOR this proposal.

ITEM 3—APPROVAL OF THE NORTHERN TRUST CORPORATION 2012 STOCK PLAN

Overview

Stockholders will be asked to approve the adoption of the Northern Trust Corporation 2012 Stock Plan (the “2012 Plan”) at this year’s annual meeting. The 2012 Plan was previously approved by our board of directors on February 13, 2012, and will become effective as of April 17, 2012, subject to approval by the stockholders at the annual meeting.

Why You Should Vote for the Adoption of the 2012 Plan

Equity Compensation is an Important Part of Our Compensation Program

The Compensation and Benefits Committee of the board of directors of the Corporation (as used in this section, the “Committee”) has established long-term, equity-based compensation as a significant component of overall compensation. The Committee emphasizes long-term equity-based compensation to align compensation with the interests of the stockholders. The Committee believes that equity compensation encourages executives to act as owners with an equity stake in Northern Trust, discourages inappropriate risk-taking and contributes to continuity and stability within the Corporation’s executive leadership.

Our Current Stock Plan Will Expire and Will No Longer Have Shares Available for Grant

The Corporation currently maintains the Northern Trust Corporation 2002 Stock Plan (the “2002 Plan”). The term of the 2002 Plan will expire on April 16, 2012, and no awards may be made under the 2002 Plan after that date. As of February 13, 2012, there were 9,534,103 shares of common stock available for issuance under the 2002 Plan, adjusted for 2012 equity grants of 1,724,861 options (with a weighted average exercise price of $43.65, and a 10-year term) and 1,146,213 full-value awards. The Corporation anticipates making no additional equity grants under the 2002 Plan between February 13, 2012 and April 16, 2012, the expiration date of the 2002 Plan. If the 2012 Plan is not approved by stockholders on April 17, 2012, the Corporation will have no equity-based compensation plan from which to make awards of long-term, equity-based compensation.

In considering and approving the 2012 Plan, the board of directors of the Corporation determined that the number of shares of common stock to be reserved for issuance under the 2012 Plan could be expected to allow us to continue our historical equity compensation practices through 2016.

The 2012 Plan Reflects Compensation and Governance Best Practices

In order to replace the 2002 Plan, the board of directors of the Corporation has approved, subject to stockholder approval, the 2012 Plan in the form attached to this proxy statement as Appendix A. The 2012 Plan is intended to replace the 2002 Plan as the plan under which the Corporation will grant equity awards to attract, motivate and retain highly qualified employees and directors of the Corporation by providing them with meaningful long-term financial incentives. The 2012 Plan contains provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices, including:

—

Stockholder approval is required for additional shares. As in the case of the 2002 Plan, the 2012 Plan does not contain an annual “evergreen” provision, pursuant to which the share pool would be automatically increased each year based on a specified formula. Rather, the 2012 Plan reserves for issuance a total of 30,000,000 shares of common stock for new awards, plus any shares of common stock subject to outstanding awards under the 2002 Plan which are forfeited, expire or are canceled after April 17, 2012.

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Flexible share plan. The 2012 Plan contains a flexible share plan design in which “full value” shares of common stock (i.e., shares issuable other than in connection with stock options or stock appreciation rights) will count against the share reserve as an issuance of 2.11 shares for every share actually issued, and awards of stock options or stock appreciation rights will count against the share reserve on a 1-to-1 basis (in the event an award is forfeited, expired or cancelled, shares subject to the award will be returned to the share reserve in the same ratio). This feature will promote flexibility in our compensation practices and will reflect current best practices.

—	Repricing is not allowed. The 2012 Plan expressly prohibits the Corporation from repricing stock options without first obtaining stockholder approval.

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No discount stock options or stock appreciation rights. As in the case of the 2002 Plan, all stock options and stock appreciation rights will have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

Approval of the 2012 Plan is also Approval of Performance Goals for Purposes of 162(m)

Voting for the 2012 Plan will provide the stockholder vote of approval necessary under the Internal Revenue Code (the “Code”) for grants under the Plan to qualify as performance-based executive compensation exempt from the limitation on deduction imposed on compensation in excess of $1 million to named executive officers of the Corporation in accordance with Section 162(m) of the Code (“Section 162(m)”). Section 162(m) generally limits the annual deduction that the Corporation may take for compensation of its covered officers, which consist of its CEO and three other most highly compensated executive officers (other than its CFO) who are serving at the end of the year. Under Section 162(m), certain compensation, including compensation based on the attainment of performance goals, will not be subject to this limitation if certain requirements are met. Among these requirements is a requirement that the material terms pursuant to which the performance-based compensation is to be paid be disclosed to and approved by the stockholders. Accordingly, if the 2012 Plan is approved by stockholders and the other conditions of Section 162(m) relating to performance-based compensation are satisfied, qualified performance-based compensation paid to covered officers pursuant to the 2012 Plan will not fail to be deductible due to the operation of Section 162(m). As a result, stockholders may benefit from a reduction in the Corporation’s tax obligations.

Description of the 2012 Plan

Set forth below is a summary of the material terms of the 2012 Plan. The summary does not purport to be complete, and is qualified in its entirety by the full text of the 2012 Plan attached to this proxy statement as Appendix A. Stockholders are encouraged to review the text of the 2012 Plan carefully.

Purpose. The purpose of the 2012 Plan is to promote the growth and profitability of the Corporation by (a) encouraging outstanding individuals to accept or continue employment with the Corporation and its subsidiaries or to serve as directors of the Corporation, (b) providing those persons with incentive compensation opportunities in the form of stock options, restricted stock units, performance shares and other equity or equity-based awards, thereby aligning their interests with those of the Corporation’s stockholders, and (c) furthering the Corporation’s risk mitigation strategy by enabling the Corporation to provide incentive compensation that appropriately balances risk and reward.

Administration. The 2012 Plan will be administered by the Committee. The Committee is comprised solely of non-employee directors, each of whom qualifies as an “outside director” under Section 162(m) and a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934. The Committee has full authority to select the individuals who will receive awards under the 2012 Plan, to determine the types of awards to be granted, and to establish the terms and conditions of awards, including the treatment of awards in the event of a participant’s death, disability, retirement, or termination of employment or service on the board of directors, or upon a “change in control” of the Corporation. The Committee has the authority to amend the 2012 Plan, in certain limited circumstances specified in the 2012 Plan, or the terms and conditions of awards under the 2012 Plan, including to the extent necessary or appropriate to comply with applicable laws, regulations and accounting rules in order to permit employees who are located outside of the United States to participate in the 2012 Plan, in all cases subject to applicable law, regulations and the rules of the stock exchange on which the Corporation’s common stock is then listed. The Committee also has the authority to interpret the 2012 Plan and to make all decisions relating to the administration of the 2012 Plan. Decisions of the Committee are final and binding. The Committee may delegate the administration of the 2012 Plan to one or more persons under certain circumstances described in the 2012 Plan.

Eligibility. All employees of the Corporation and its subsidiaries and all non-employee directors of the Corporation are eligible to receive awards under the 2012 Plan. As of December 31, 2011, the Corporation had approximately 14,100 employees and 12 non-employee directors.

Number of Shares of Common Stock. The maximum number of shares of common stock for issuance under the 2012 Plan will be equal to the sum of (i) 30,000,000 shares of common stock plus (ii) any shares of common stock that are represented by awards granted under the 2002 Plan that are forfeited, expire or are canceled after April 17, 2012, and that would have been added back to the reserve under the terms of the 2002 Plan. As of December 31, 2011, there are 19,538,484 shares of common stock subject to outstanding awards under the 2002 Plan, including 16,509,067 shares of common stock subject to outstanding options and 3,029,417 shares of common stock subject to other types of awards. The options outstanding as of December 31, 2011 have a weighted average exercise price of $52.35 and a weighted average remaining life of 5.2 years.

Shares issuable may be authorized but unissued shares or treasury shares. Shares representing the unexercised portion of any lapsed, cancelled or forfeited awards made under the 2012 Plan will not be deemed to have been delivered for purposes of the shares issuable under the 2012 Plan. To the extent that a share of common stock that was subject to an award under the 2012 Plan is returned to the 2012 Plan, the share reserve will be adjusted in accordance with the flexible share design described above; awards under the 2002 Plan which are returned to the 2012 Plan due to the forfeiture, expiration or cancellation after April 17, 2012 are returned to the 2012 Plan on a one for one basis. The maximum number of shares of common stock as to which a participant may receive stock options or stock appreciation rights in any one calendar year is 500,000. The maximum number of shares of common stock issuable under the 2012 Plan as incentive stock options is 22,000,000. The maximum number of shares for awards intended to qualify as “performance based compensation” under Section 162(m) that may be granted to any participant in any one calendar year is 150,000.

Types of Awards. The types of awards available for grant under the 2012 Plan are as follows:

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Stock Options. The 2012 Plan provides for the grant of non-qualified stock options and incentive stock options, each of which are options to acquire shares of common stock at an exercise price, set at the time of grant. The exercise prices at which and the periods during which stock options may be exercised are fixed by the Committee, but in no case may the exercise price be less than 100% of the fair market value of the common stock on the date of the grant. Stock options are exercisable as provided in the stock option agreement and are nontransferable except by will, the laws of descent and distribution. Upon exercise of a stock option, payment of the exercise price must be made in full. The Committee has complete discretion to determine when and to which eligible participants stock options will be granted and the number of shares that will be subject to each grant. Stock options may extend for a period of up to 10 years from the date of grant with the actual term to be established by the Committee at the time of grant. Stock options will vest and become exercisable according to the vesting schedule the Committee establishes when the stock option is granted.

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Stock Appreciation Rights. Stock appreciation rights may be awarded under the 2012 Plan in tandem with stock options. Each stock appreciation right will permit the participant to receive up to 100% of the difference between the fair market value of the common stock on the date of exercise of the stock appreciation right and the strike price of the stock appreciation right, which may not be less than 100% of the fair market value of the common stock on the date of the grant of the stock appreciation right. Stock appreciation rights will vest and become exercisable according to the vesting schedule the Committee establishes when the stock appreciation right is granted. Upon exercise, stock appreciation rights will be paid in cash or in shares of common stock (based upon their fair market value on the date of exercise) or a combination thereof, as set forth in the stock appreciation right agreement.

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Stock Units. Stock units are rights to acquire shares of common stock (or an amount in cash with a value equal to that of a share of common stock) upon the satisfaction of the vesting criteria established for the award. Stock units may be granted to participants in the 2012 Plan subject to the general provisions of the 2012 Plan and the terms and conditions of the applicable stock unit agreement. Stock units will be denominated in whole numbers of shares of common stock of the Corporation, as determined by the Committee, and shall be payable either in shares of common stock or in cash, as provided in the stock unit agreement. Stock units may also provide for the payment to the participants of “dividend equivalents” on the shares designated in an award and will be subject to such other terms and conditions as the Committee determines, which may include restrictions pending the satisfaction of a vesting period (i.e., restricted stock units) or requirements for meeting specified performance goals (i.e., performance stock units).

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Stock Awards. Stock awards may be granted to participants in the 2012 Plan, consisting of shares of common stock transferred for consideration at or less than the fair market value thereof as the Committee seems appropriate or as a bonus for services rendered and without further consideration. These awards will be subject to terms and conditions determined by the Committee, which may include restrictions on transferability, rights of the Corporation to reacquire the shares upon termination of the participant’s employment, requirements for meeting specified performance goals, and forfeiture of the shares under certain circumstances prescribed by the Committee. Stock awards may also be made as payment in respect of bonus or incentive awards made under other incentive plans of the Corporation.

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Performance Shares. Performance shares (which are stock awards or stock units which vest upon attainment of performance goals) may be granted to participants in the 2012 Plan subject to terms and conditions determined by the Committee, which may include restrictions on transferability, rights of the Corporation to reacquire the shares upon termination of the participant’s employment, and requirements for meeting specified performance goals. A participant may be entitled to have a portion of the performance shares credited to an account maintained for the participant if established performance goals are achieved for one or more of the “performance periods” designated for the participant by the Committee.

In addition to the foregoing, the Committee may use available shares of common stock as the form of payment for compensation, grants or rights earned or due under any other compensation plan or arrangement of the Company or a Subsidiary.

Business Criteria. Performance goals under the 2012 Plan may be based on one or more of the following business criteria: return on equity, earnings or earnings per share, common stock price, return on assets, return on investment, net income, expense management, credit quality, revenue growth, operating leverage and/or regulatory capital ratio. Corporate performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Committee. In addition, corporate performance goals may be adjusted for any events or occurrences (including extraordinary charges, losses form discontinued operations, restatements and accounting charges, and other unplanned special charges such as restructuring expenses, acquisition expenses and strategic loan loss provisions) as may be determined by the Committee. Corporate performance goals may be particular to one or more business units, or lines of business or subsidiaries or may be based on the performance of the Corporation as a whole. The corporate performance goals and the performance targets established thereunder by the Committee may be identical for all participants for a given performance period, or at the discretion of the Committee, may differ among such participants. The Committee may provide that any award granted under the 2012 Plan will be subject to the attainment of performance goals in order to qualify the award as “performance based compensation” under Section 162(m).

Payment and Withholding. Payment of the exercise price of a stock option may be made in cash or previously owned shares of stock, shares of common stock, or withholding a portion of the shares otherwise deliverable to the participant, by cashless exercise, or as the Committee otherwise provides, in each case as set forth in the award agreement. In the event any withholding tax is required to be withheld in connection with an award, the Committee may permit the award recipient to elect to satisfy the minimum required tax obligation by payment in cash or the transfer of shares by the Corporation or withholding shares of common stock otherwise issuable in connection with the award having a fair market value equal to the amount required to be withheld, or a combination thereof in each case, as set forth in the award agreement.

Change in Control. In the event of a “change in control,” as defined in the 2012 Plan, outstanding awards may become fully vested and exercisable, restrictions applicable to awards may terminate or lapse, and performance goals applicable to any award may be deemed fully achieved, in each case as set forth in the applicable award agreement or as determined by the Committee.

Transfer Restrictions. Awards granted under the 2012 Plan may not be transferred other than by will or the laws of descent and distribution and may be exercised only by the participant during the participant’s lifetime or, in the event of disability, by the participant’s personal representative.

Adjustment. In the event of any reorganization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, change in the capital structure of the Corporation or similar corporate transaction, the Committee or the board of directors shall make adjustments as necessary and appropriate to preserve the benefits of the 2012 Plan and awards granted under the 2012 Plan, including but not limited to adjustment of the number and kind of shares reserved for issuance under the 2012 Plan or covered by outstanding awards.

Amendment or Termination. The board of directors may amend, suspend, or terminate the 2012 Plan at any time, provided that no such action adversely affects the right of any participant under any outstanding award in any material way without the written consent of the participant, unless such amendment, suspension or termination is required by applicable law or necessary to comply with Section 409A. The Committee also has authority to amend the 2012 Plan in certain limited circumstances, including to comply with applicable local law. No amendment shall be made without stockholder approval if stockholder approval is required by law, regulation or stock exchange rule. No awards may be granted under the 2012 Plan on or after April 17, 2022.

Other Provisions. Any award under the 2012 Plan will be subject to other provisions as the Committee may determine, including the recoupment of all amounts received in connection with an award in the event of breach of non-competition, non-solicitation or confidentiality agreements, restatement of the financial statements of the Corporation, misconduct, or the occurrence of risk based events or conditions identified by the Committee, during or following termination of employment.

2012 UK Inland Revenue Addendum. An addendum to the 2012 Plan contains additional terms and conditions applicable to certain stock options that may be granted to participants in the United Kingdom (“UK”) and that are eligible for certain tax benefits under the UK tax laws.

New Plan Benefits

If approved by the stockholders, participants in the 2012 Plan will be eligible for awards of shares as determined by the board of directors or the Committee. All employees of the Corporation and its subsidiaries and all directors of the Corporation are eligible to receive awards under the Plan. As of December 31, 2011, the Corporation had approximately 14,100 employees and 12 non-employee directors.

Awards under the 2012 Plan following its adoption will generally be made in the discretion of the board of directors or the Committee and are therefore not determinable at this time. Please refer to the “Grants of Plan-Based Awards Table” in this proxy statement to review equity awards made to our named executive officers in 2011. On February 27, 2012, the last reported sale price of a share of common stock on the Nasdaq National Market was $44.43 per share.

Summary of Federal Income Tax Consequences

The following is a summary of the federal income tax consequences of awards made under the 2012 Plan. It is based on the federal tax laws and regulations currently in effect and existing administrative rules of the Internal Revenue Service. Participants may also be subject to state and local taxes in connection with the grant of awards under the 2012 Plan. Participants should consult with their individual tax advisers to determine the tax consequences associated with awards granted to them under the 2012 Plan. This information may not be applicable to employees of foreign subsidiaries or to employees who are not residents of the United States.

Non-qualified Stock Options. No income, for federal income tax purposes, will be realized by a participant at the time a non-qualified stock option is granted. At the date of exercise of a non-qualified stock option, ordinary compensation income will be realized by the participant in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price (the amount paid for the shares), and the Corporation will receive a tax deduction for the same amount. Upon the sale of such shares, any gain or loss realized is treated as either short-term or long-term capital gain or loss depending on whether the shares have been held more than one year.

Incentive Stock Options. No income, for federal income tax purposes, will be realized by a participant at the time an incentive stock option is granted. If shares are issued to a participant pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such participant within one year after the date of exercise or within two years after the date of grant, (a) no income, for federal income tax purposes, will be realized by the participant at the date of exercise, (b) upon the sale of such shares, any amount realized in excess of the exercise price will be taxed to the participant, for federal income tax purposes, as a long-term capital gain and any loss sustained will be a long-term capital loss, and (c) no deduction will be allowed to the Corporation for federal income tax purposes. If, however, the shares are sold before the expiration of the holding periods, the participant will recognize ordinary income from any gain on such sale up to the difference between the exercise price and the fair market value at exercise, and the Corporation generally will receive a tax deduction in the same amount. Such amount also will be the tax basis for the shares the participant acquires. Upon exercise of an incentive stock option, the excess of the fair market value over the exercise price is an item of tax preference to the participant for purposes of determining the alternative minimum tax.

Stock Appreciation Rights. At the date of grant of stock appreciation rights, the participant will not be deemed to receive income, and the Corporation will not be entitled to a deduction. Upon exercise, the holder of a stock appreciation right will realize ordinary compensation income equal to the amount of cash or the market value of the shares received on exercise. The Corporation will be entitled to a deduction with respect to the ordinary income realized by the participant.

Stock Units. Stock units, whether paid in cash or shares of common stock, will not result in taxable income to a participant or provide a deduction to the Corporation until payment is made to the participant. Upon receipt of a payment, the participant will realize ordinary income equal to the amount of the cash received in the case of a cash payment or the market value of the shares received at the time of payment in the case of a payment in shares of common stock. Upon such payment, the Corporation will be entitled to a corresponding deduction with respect to the ordinary income realized by the participant. In addition, the holding period begins on the date any shares are received, if not subject to any restrictions, for purposes of determining short-term or long-term capital gain or loss on a subsequent sale of the shares.

Stock Awards and Performance Shares. Ordinary income will be realized by a recipient of a stock award or performance shares upon becoming entitled to transfer the shares at the end of the restriction period, if any, without forfeiture. The amount of income realized will be equal to the fair market value of the shares on the first day after the end of the restriction period, less the amount paid for the shares, if any. Such amount will also constitute the tax basis for the shares. In addition, the holding period will commence on the day the restriction expires for purposes of determining whether the recipient has long-term or short-term capital gain or loss on a subsequent sale of shares. The Corporation will be entitled to a deduction with respect to the ordinary compensation income realized by the participant.

A recipient of a stock award who makes an election under Section 83(b) of the Internal Revenue Code within 30 days after the date of the grant will recognize ordinary income equal to the fair market value on the date of grant less the amount paid for the shares if any, and will recognize no additional income until the shares are subsequently sold. Upon sale of the shares, the tax basis will be equal to the fair market value on the date of the grant, and the holding period for capital gains purposes will commence on the date of grant. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction refund or loss for tax purposes (other than a capital loss with respect to the amount of tax previously paid), and the Corporation will have to include the amount that it previously deducted from its gross income in the taxable year of the forfeiture.

Information About Other Equity Compensation Plans

Set forth below is information with respect to other equity compensation plans under which the common stock of the Corporation was authorized for issuance as of December 31, 2011.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants, and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights(1) (b)	Number of Securities Remaining Available for Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by stockholders(2)	19,915,980	(3)	$52.39	12,423,266	(4)
Equity compensation plans not approved by stockholders(5)	114,852		N/A	N/A
Total	20,030,832		$52.39	12,423,266

(1) Weighted-average exercise price of outstanding stock options (excludes restricted stock units and performance stock units, which were granted at no cost to participants).

(2) These plans are the Corporation’s Amended 1992 Incentive Plan and the 2002 Plan.

(3) Consists of 17,001,415 stock options and 2,914,565 units.

(4) All of these shares are issuable under the 2002 Plan.

(5) Consists of stock units under the terms of the 1997 Deferred Compensation Plan for Non-Employee Directors, as Amended and Restated. These stock units have been deferred at the election of certain directors and will be distributed on a one-for-one basis in shares of common stock following retirement.

Vote Required for Approval

Approval of the 2012 Plan requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting.

The board of directors unanimously recommends that you vote FOR approval of the Corporation’s 2012 Stock Plan.

AUDIT COMMITTEE REPORT

The Audit Committee of the board is responsible for providing oversight of the Corporation’s financial reporting functions and internal controls. The board appoints the Audit Committee and its chairman annually, with the Committee consisting of at least four directors. The Audit Committee operates under a formal charter, which is available on the Corporation’s website at www.northerntrust.com. The Audit Committee charter sets forth in detail the duties and responsibilities of the Audit Committee.

The Audit Committee’s duties and responsibilities are ones of oversight. In fulfilling their duties and responsibilities, it is recognized that members of the Committee are not full-time employees of the Corporation, and are not, and do not represent themselves to be, accountants or auditors by profession. Each member of the Committee shall be entitled to rely in good faith on (i) the integrity of those persons and organizations within and outside the Corporation from which he or she receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the board), and (iii) representations made by management or third parties as to any information technology, internal audit, and other non-audit services provided by the Corporation’s independent registered public accountants to the Corporation. The responsibility for the completeness and accuracy of the Corporation’s consolidated financial statements rests with the Corporation’s management. The responsibility of KPMG LLP, the Corporation’s independent registered public accounting firm, is (i) to perform an audit and to express an opinion as to whether the Corporation’s annual consolidated financial statements are free of material misstatement and presented in accordance with generally accepted accounting principles and (ii) to perform an audit and to express an opinion as to whether the Corporation maintained effective internal control over financial reporting.

The Audit Committee received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence. The disclosures described the relationships and fee arrangements between the firm and the Corporation. Consistent with the applicable requirements of the Public Company Accounting Oversight Board and the rules and regulations of the SEC, the Audit Committee considered at meetings held on February 13, 2012 whether the provision of non-audit services by the independent registered public accounting firm to the Corporation for the fiscal year ended December 31, 2011 maintains KPMG LLP’s independence and has discussed with KPMG LLP the firm’s independence from the Corporation.

The Audit Committee reviewed and discussed with the Corporation’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance (which replaced Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by SAS No. 90 Audit Committee Communications).

The Audit Committee reviewed and discussed with management and the Corporation’s independent registered public accounting firm the consolidated financial statements of the Corporation for the year ended December 31, 2011.

Based on the above-mentioned reviews and discussions with management and the Corporation’s independent registered public accounting firm, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee, exercising its business judgment, recommended to the board that the Corporation’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the SEC.

This report is submitted on behalf of the members of the Audit Committee:

Edward J. Mooney, Chairman, Linda Walker Bynoe, Nicholas D. Chabraja, Robert W. Lane, Robert C. McCormack, and David H. B. Smith, Jr.

ITEM 4—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

The independent registered public accounting firm is appointed annually by the Corporation’s Audit Committee. For the year ending December 31, 2012, the Audit Committee has authorized the engagement of KPMG LLP as the Corporation’s independent registered public accounting firm. KPMG LLP served as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2011. Representatives of KPMG LLP will be present at the annual meeting. They will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions raised by stockholders at the meeting.

Stockholder ratification of the selection of KPMG LLP as the Corporation’s independent registered public accounting firm is not required. However, the board of directors is submitting the selection of KPMG LLP as the Corporation’s independent registered public accounting firm to the stockholders for ratification to learn the opinion of stockholders on this selection. If the stockholders fail to ratify KPMG LLP as the independent registered public accounting firm, the Audit Committee will reassess its appointment. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Corporation and its stockholders.

Fees of Independent Registered Public Accounting Firm

Description of Fees	Amount of Fees Payable to KPMG LLP for Fiscal Year 2011	Amount of Fees Payable to KPMG LLP for Fiscal Year 2010
Audit Fees(1)	$4,300,000	$4,142,000
Audit-Related Fees(2)	$1,168,900	$1,357,027
Tax Fees(3)	$222,340	$245,724
All Other Fees(4)	$307,973	$196,665
Additional Fees(5)	$888,200	$730,100

(1) Includes fees for professional services rendered for the audit of the Corporation’s annual consolidated financial statements for the fiscal year (including services relating to the audit of internal control over financial reporting under the Sarbanes-Oxley Act of 2002) and for reviews of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q and for other services that only an independent registered public accountant can reasonably provide.

(2) Includes fees for services that were reasonably related to performance of the audit of the annual consolidated financial statements for the fiscal year, other than Audit Fees, such as employee benefit plan audits and internal control reviews.

(3) Includes fees for tax return preparation and tax planning.

(4) Includes fees for all services other than Audit Fees, Audit-Related Fees, and Tax Fees.

(5) Additional Fees are fees for services rendered in connection with audits for certain of the proprietary, common and securities lending collateral funds sponsored or managed by the Corporation. These funds are not included in the consolidated financial statements of the Corporation.

Pre-Approval Policies and Procedures of the Audit Committee

On October 19, 2009, the Audit Committee adopted the revised Northern Trust Corporation Policy Regarding Engagement of Independent Public Accounting Firm to Provide Auditor Services, which superseded the Policy adopted by the Audit Committee on October 20, 2008. The purpose of the Policy is to establish procedures for Audit Committee pre-approval of all auditor services to be provided to the Corporation by its independent registered public accounting firm. Auditor services include audit services, audit-related services, tax services, and non-audit services. The Policy provides that the Audit Committee, the Chairman, or any Audit Committee member delegated the authority (a “Designated Member”) has the authority to grant pre-approvals of auditor services. In addition, the Policy provides that the independent registered public accounting firm may be engaged to provide only those non-audit services (i) that are permitted by the SEC’s final rule entitled “Strengthening the Commission’s Requirements Regarding Auditor Independence” and (ii) that, in the judgment of the Audit Committee, maintain the independent registered public accounting firm’s independence from the Corporation. In evaluating whether a proposed engagement of the Corporation’s independent registered public accounting firm for a specific permitted non-audit service maintains the firm’s independence from the Corporation, the Audit Committee or a Designated Member thereof must consider whether the proposed engagement would cause the independent registered public accounting firm to (1) audit its own work, (2) perform management functions, or (3) act as an advocate for the Corporation. The independent registered public accounting firm shall in no event be engaged to perform any Prohibited Services, as defined in the Policy.

The following percentages of the Audit-Related Fees, Tax Fees, and Other Fees were approved in accordance with the exceptions to pre-approval requirements set forth in 17 CFR 210.2-01(c)(7)(i)(C): For the fiscal year ended December 31, 2011, Audit-Related Fees: 0%, Tax Fees: 0%, and Other Fees: 0%.

The board of directors unanimously recommends that you vote FOR the ratification of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

ITEM 5—STOCKHOLDER PROPOSAL REGARDING ACCELERATED VESTING OF EQUITY AWARDS IN A CHANGE IN CONTROL SITUATION

Information regarding a stockholder proposal is set forth below. The Corporation disclaims any responsibility for the content of this proposal and statement of support, which is presented as received from the stockholder. The Trustee of the Trowel Trades S&P 500 Index Fund, Post Office Box 75000, Detroit, Michigan 48275, the owner of 5,204 shares of our common stock, has given the Corporation notice that its representative intends to present this proposal at the annual meeting.

Stockholder Proposal

Ban Accelerated Vesting of Awards for Change in Control

Northern Trust

RESOLVED: The shareholders hereby ask the board of directors of Northern Trust Corporation (the “Company”) to adopt a policy that in the event of a change of control of the Company, there shall be no acceleration in the vesting of any equity award to a senior executive, provided that any unvested award may vest on a pro rata basis up to the time of a change of control event. To the extent any such unvested awards are based on performance, the performance goals must have been met. This policy shall apply to future awards without affecting any contractual obligations that may exist at the time.

SUPPORTING STATEMENT: Under various employment agreements and plans, the Company’s senior executives will receive “golden parachute” awards under specified circumstances following a change in control of the Company.

We support the concept of performance-based equity awards to senior executives to the extent that such awards are tailored to promote performance and align executives’ interests with those of the shareholders. We also believe that severance payments may be appropriate in some circumstances following a change of control.

We are concerned, however, that the Company’s current practices can disregard performance criteria upon a change of control. Instead, they can permit full and immediate accelerated vesting of unearned equity awards.

The Company’s 2011 proxy summarizes the Company’s potential exposure if unvested equity awards should vest upon a change in control. According to the Company’s 2011 proxy, if there had been a change of control on December 31, 2010, CEO Frederick H. Waddell would have been eligible to receive approximately $8.3 million in fully vested equity awards. Other senior executives would have received fully vested awards worth between $2.5 and $3.1 million apiece.

The vesting of equity awards over a period of time is intended to promote long-term improvements in performance. The link between pay and long-term performance can be severed if awards pay out on an accelerated schedule.

We urge you to vote FOR this proposal.

Statement in Opposition:

After careful consideration, the board of directors unanimously recommends a vote AGAINST this proposal.

As further described elsewhere in this proxy statement, the Compensation and Benefits Committee oversees the development and operation of the Corporation’s incentive compensation polices and systems. The Committee, in consultation with independent outside advisers, develops compensation packages that best suit the Corporation’s compensation philosophy of attracting, motivating and retaining talent. Such compensation packages may, from time to time, include a provision for immediate vesting of the named executive officers’ equity awards upon a change in control of the Corporation.

In particular, the Committee believes that accelerated vesting of equity awards provides the following benefits to the Corporation:

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Alignment with stockholders. With automatic vesting of equity awards both the stockholders and the named executive officers will realize the benefit of a change in control transaction with respect to their equity holdings at the same time (i.e., at closing of the change in control transaction).

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Named executive officers stay focused on maximizing stockholder value in a change in control situation. When a change in control occurs, our named executive officers should concentrate on securing the best terms for the stockholders and the Corporation. Without accelerated vesting, upon a change in control, our named executive officers might be preoccupied with the status of their job post change in control or arrangements with respect to the translation of their equity rights to comparable rights in the equity of the acquiring company. Accelerated vesting of the named executive officers’ equity awards allows such officers to avoid distractions and potential personal conflicts of interest in deciding upon and negotiating a potential change in control transaction.

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Attract and retain executive talent. Experienced executive officers view favorably acceleration of equity awards upon a change in control of their employer. Thus, providing for accelerated vesting in the event of a change in control allows the Corporation to attract and retain executive talent.

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Accelerated vesting of equity awards allows named executive officers to realize the full value of their hard work. In the event of a change in control, stockholders are able to vote for or against the transaction and to reap the benefits of the deal by selling their shares of stock, tendering shares or receiving other consideration in a merger transaction. They are able to realize, in full, the value created at the time of the transaction. The board of directors believes that the value created at this time should be attributed, at least in part, to the efforts and talent of the Corporation’s senior executive officers and that senior officers are best motivated to create such value when their pay is tied to performance. Accelerated vesting of equity awards provides our senior executive officers with the same opportunity as our stockholders to partake in the value created through a change in control transaction.

—

Accelerated vesting of equity awards ensures that our senior executive officers receive the intended benefit. As further discussed in the Compensation Discussion and Analysis section of this proxy statement, a significant portion of the total value of our named executive officers’ compensation is composed of equity awards that vest over a period of time. If the current proposal is enacted and a change in control of the Corporation occurs, executives would be unable to realize the full amount of compensation that the Corporation intended to confer upon them. Such practice would penalize our senior executive officers and would potentially unduly discourage them from pursuing a change in control transaction.

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The successor entity may be unwilling to assume the Corporation’s outstanding equity awards. Acquirers in a change in control transaction sometimes will not agree to assume equity awards of a target company. Accordingly, elimination of accelerated equity vesting policy would create legitimate concerns regarding potential forfeiture of unvested equity awards and reduce the value of the Corporation’s severance agreements, particularly since a significant portion of our senior executive officers’ compensation is provided in the form of equity awards. This may also put the Corporation at a disadvantage in negotiating the general terms of any transaction.

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Uncertain treatment of performance awards following a change in control. Since the metrics applicable to performance awards are often inapplicable or undeterminable in a post-change in control context or are subject to manipulation by the acquirer, requiring double trigger vesting of such awards can result in substantial uncertainty regarding the treatment of those awards in a transaction and lead to unfair treatment of our senior executive officers, given their legitimate expectations. Such uncertainty can have the unintended consequence of reducing or eliminating the retentive effect of those performance awards.

Accordingly, the Committee and the board of directors of the Corporation believe that the current structure of the Corporation’s executive compensation program, including the provisions of the Corporation’s program providing for the accelerated vesting of, and removal of restrictions involving, executive officer equity awards upon a triggering event, is appropriate and effective, is consistent with the Corporation’s compensation philosophy and is in the best interest of the Corporation and its stockholders.

The board of directors unanimously recommends a vote AGAINST this proposal.

The proposal is advisory in nature, and approval of the proposal would serve as a recommendation to the board to take the necessary steps to adopt a policy eliminating accelerated vesting of awards in change in control situations. If the proposal is not properly presented by the proponent at the Annual Meeting, it will not be voted upon.

ITEM 6—STOCKHOLDER PROPOSAL REGARDING INDEPENDENCE OF THE BOARD CHAIRMAN

Information regarding a stockholder proposal is set forth below. The Corporation disclaims any responsibility for the content of this proposal and statement of support, which is presented as received from the stockholder. American Federation of State, County, & Municipal Employees Capital Strategies, 1625 L Street, NW, Washington, D.C., 20036, the owner of 1,713 shares of our common stock, has given the Corporation notice that its representative intends to present this proposal at the annual meeting.

Stockholder Proposal

RESOLVED: That shareholders of Northern Trust Corporation (“Northern Trust” or the “Company”) ask the Board of Directors to adopt a policy that the Board’s Chairman be an independent director according to the definition set forth in NASDAQ listing standards, unless Northern Trust common stock ceases being listed there and is listed on another exchange, at which point, that exchange’s standard of independence should apply. If the Board determines that a Chairman who was independent when he or she was selected is no longer independent, the Board shall promptly select a new Chairman who satisfies this independence requirement. Compliance with this requirement may be excused if no director who qualifies as independent is elected by shareholders or if no independent director is willing to serve as Chairman. This independence requirement shall apply prospectively so as not to violate any Company contractual obligation at the time this resolution is adopted.

SUPPORTING STATEMENT

Northern Trust’s CEO, Frederick Waddell, also serves as chairman of the Company’s board of directors. We believe the combination of these two roles in a single person weakens a corporation’s governance which can harm shareholder value. As Intel former chairman Andrew Grove stated, “The separation of the two jobs goes to the heart of the conception of a corporation. Is a company a sandbox for the CEO, or is the CEO an employee? If he’s an employee, he needs a boss, and that boss is the board. The chairman runs the board. How can the CEO be his own boss?”

In our view, shareholder value is enhanced by an independent board chair who can provide a balance of power between the CEO and the board, and support strong board leadership. The primary duty of a board of directors is to oversee the management of a company on behalf of its shareholders. But if a CEO also serves as chair, we believe this presents a conflict of interest that can result in excessive management influence on the board and weaken the board’s oversight of management.

An independent board chair has been found in academic studies to improve the financial performance of public companies. A 2007 Booz & Co. study found that in 2006, all of the underperforming North American companies whose CEOs had long tenure lacked an independent board chair (The Era of the Inclusive Leader, Booz Allen Hamilton, Summer 2007). A more recent study found worldwide, companies are now routinely separating the jobs of chair and CEO: in 2009 less than 12 percent of incoming CEOs were also made chair, compared with 48 percent in 2002 (CEO Succession 2000-2009: A Decade of Convergence and Compression, Booz & Co., Summer 2010).

We believe that independent board leadership would be particularly constructive here, where in 2010 Waddell received over three times the average compensation of the other named executive officers, as a study shows pay inequity is associated with lower firm value and greater CEO entrenchment. (Bebchuk, “Pay Distribution in the Top Executive Team,” February 2007).

Statement in Opposition:

After careful consideration, the board of directors unanimously recommends a vote AGAINST this proposal.

The board of directors is firmly committed to maintaining the highest standards of corporate governance. We believe there is no single approach to corporate governance that suits all companies and that the key consideration is whether the company’s corporate governance practices support and promote stockholder interests given the company’s specific circumstances. The board of directors strongly believes that the decision of who should serve as the Corporation’s Chairman is the responsibility of the board of directors and the board should not be limited in its ability to select the most qualified and appropriate candidate for the position.

The Corporation’s corporate governance structure provides the board of directors with flexibility in deciding which director is best suited to serve as its Chairman, taking into account who is most qualified based upon the individual and the circumstances existing at the time. It allows the board to appoint a director who has hands-on knowledge of and experience in the operations of Northern Trust. Under this governance structure, at various points in its history, the Corporation maintained separate Chairman and CEO positions. At the present time, the board of directors believes that Mr. Waddell is best suited to act as the Corporation’s Chairman. Mr. Waddell has served Northern Trust since 1975 and he is uniquely situated to understand the business and culture of the Corporation. Having Mr. Waddell act as Chairman and CEO provides unified leadership and direction to the Corporation, particularly in times of market turmoil or crisis. Mr. Waddell has demonstrated visionary and independent leadership and provided strategic, operational and technical expertise and context for the matters considered by the board of directors.

The Corporation’s corporate governance structure already establishes substantial oversight of management:

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The Corporation has a Lead Director. As further described on page 17 of this proxy statement, the Corporation has an independent and active Lead Director with clearly defined leadership authority and responsibilities. The Lead Director’s duties include, among other things, (a) the authority to call at any time a special meeting of the board or a special executive session of the independent directors and (b) presiding at all regular and any special meetings of the board at which the Chairman is not present, including all regular and any special executive sessions of the independent directors, (c) agreeing annually with the Chairman and Chief Executive Officer on the number and length of regular board meetings, (d) the authority to add items to the agenda of any regular or special meeting of the board, (e) preparing the agenda for all regular and any special executive sessions of the independent directors, (f) presiding at all regular and any special executive sessions of the independent directors, and (g) conducting, by means of an interview with each independent director, the independent directors’ annual evaluation of the Chairman and CEO’s performance and then communicating the results to the Compensation and Benefits Committee and to the Chairman and CEO.

—	The Corporation has a supermajority of independent directors. Ten out of eleven director nominees are “independent” directors as defined under applicable NASDAQ rules.

—	The Corporation’s key Committees are composed of independent directors. The Audit Committee, Business Risk Committee, Business Strategy Committee, Compensation and

Benefits Committee, and Corporate Governance Committee are composed solely of independent directors, and the Executive Committee, with the exception of Mr. Waddell, is composed of independent directors. Consequently, independent directors directly oversee critical matters and appropriately monitor the Chairman and CEO.

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Independent directors meet regularly. At each regularly scheduled meeting of the board of directors, the Corporation’s independent directors meet in a separate executive session without the presence of any members of management. The executive sessions of independent directors are chaired by the Lead Director.

Adopting a rule requiring Chairman independence would only limit the board’s ability to select the director it believes best suited to serve as Chairman of the board, and is not in the best interests of the Corporation and its stockholders. Although the board of directors may separate these positions in the future if circumstances warrant, implementing this proposal would deprive the board of its ability to organize its functions and conduct its business in the most efficient and effective manner.

The board of directors unanimously recommends a vote AGAINST this proposal.

The proposal is advisory in nature, and approval of the proposal would serve as a recommendation to the board to take the necessary steps to require an independent board chairman policy. If the proposal is not properly presented by the proponent at the annual meeting, it will not be voted upon.

OTHER BUSINESS

The board of directors knows of no business to be presented at the 2012 annual meeting other than that described above. The Corporation’s by-laws provide that stockholders may bring matters before an annual meeting only if they give timely written notice of the matter to be brought not less than 120 days prior to the anniversary date of the prior year’s annual meeting. The notice must be directed to the attention of the Corporation’s Corporate Secretary and contain the information required by the Corporation’s by-laws.

STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

Any stockholder proposals for the 2013 annual meeting must be received by the Corporation, directed to the attention of the Corporation’s Corporate Secretary, no later than November 12, 2012 in order to be eligible for inclusion in the Corporation’s proxy statement and form of proxy for that meeting. The proposal must comply in all respects with the rules and regulations of the SEC and the Corporation’s by-laws.

Also, under the Corporation’s by-laws, other proposals that are not included in the proxy statement will be considered timely and may be eligible for presentation at that meeting if they are received by the Corporation in the form of a written notice, directed to the attention of the Corporation’s Corporate Secretary, not later than December 18, 2012. The notice must contain the information required by the Corporation’s by-laws.

By Order of the Board of Directors,

Rose A. Ellis

Corporate Secretary

Chicago, Illinois

March 8, 2012

EXHIBIT 1—NORTHERN TRUST CORPORATION CATEGORICAL STANDARDS OF DIRECTOR INDEPENDENCE

The following directors shall not be considered “independent”:

•	a director who is or was an executive officer or employee, or whose immediate family member is or was an executive officer, of the Corporation in the current or any of the past three fiscal years;

•

a director who receives or has received, or whose immediate family member receives or has received, more than $120,000 per year in direct compensation from the Corporation, other than director and committee fees, benefits under a tax-qualified retirement or pension plan or other forms of non-discretionary compensation or deferred compensation for prior service, during any period of twelve consecutive months within the past three years; provided, however, that compensation received by an immediate family member of a director for service as an employee (other than an executive officer) of the Corporation or any subsidiary of the Corporation need not be considered in determining independence;

•

a director who is, or whose immediate family member is, a current partner of the internal or external auditor of the Corporation or who is or has been, or whose immediate family member is or has been, affiliated with or employed by a (present or former) internal or external auditor of the Corporation (or of an affiliate) and involved with the Corporation’s audit, in the current or any of the past three fiscal years;

•

a director who is or has been or whose immediate family member is or has been, part of an interlocking directorate in which an executive officer of the Corporation serves on the compensation committee of another company that concurrently employs the director or his or her immediate family member, in the current or any of the past three fiscal years; or

•

a director who is a partner in, a controlling stockholder, an executive officer or an employee of, or whose immediate family member is a partner in, a controlling stockholder or an executive officer of, a company that, in the current year or any of the past three fiscal years, made payments to, or received payments from, the Corporation for property or services in an amount which, in any single fiscal year, exceeded the greater of $200,000 or 5% of the recipient’s revenues or the greater of $1 million or 2% of such other company’s revenues.

Appendix A

NORTHERN TRUST CORPORATION 2012 STOCK PLAN

The Northern Trust Corporation 2012 Stock Plan (the “2012 Plan”) was adopted on February 13, 2012 and became effective as of April 17, 2012 (the “Effective Date”).

1.	Purpose. The purpose of the Plan is to promote the growth and profitability of the Corporation and its Subsidiaries by (a) encouraging outstanding individuals to accept or continue employment with the Corporation and its Subsidiaries or to serve as Directors of the Corporation, (b) providing those persons with incentive compensation opportunities in the form of Stock Options and other Awards based on the value or increase in the value of shares of Common Stock of the Corporation, thereby aligning their interests with those of the Corporation’s stockholders, and (c) furthering the Corporation’s risk mitigation strategy by enabling the Corporation to provide incentive compensation that appropriately balances risk and reward.

2.	Administration.

(a)	The Committee shall administer the Plan, except as otherwise determined by the Board. The Committee shall consist of at least two (2) Directors as the Board may designate from time to time. Notwithstanding anything to the contrary contained herein, membership of the Committee shall be limited to Board members who meet the “non–employee director” definition in Rule 16b-3 under Section 16 of the Exchange Act and the “outside director” definition under Section 162(m) of the Code and the regulations thereunder.

(b)	The Committee shall have full power and authority to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement entered into under the Plan, and to make all other determinations that may be necessary or desirable for the administration of the Plan. Any interpretation of the Plan by the Committee shall be final and binding on all persons.

(c)	The Committee may delegate the administration of the Plan, in whole or in part, on such terms and conditions as it may impose, to such other person or persons as it may determine in its discretion, except with respect to Awards to officers subject to Section 16 of the Exchange Act or officers who are or may be Covered Employees and except to the extent prohibited by applicable law or the applicable rules of a stock exchange.

3.	Participants.

(a)	Participants shall consist of Directors and Employees whom the Committee may designate from time to time to receive Awards under the Plan. Awards may be granted to Participants who are or were previously Participants under this or other plans of the Corporation or any Subsidiary, and the Corporation may continue to award bonuses and other compensation to Participants under other programs now in existence or hereafter established.

(b)

The Committee shall have the authority (i) to amend the Plan or the terms and conditions relating to an Award to the extent necessary or appropriate to comply with applicable law, regulation or accounting rules in order to permit Employees and Directors who are located outside of the United States to participate in the Plan; and (ii) to amend the terms and conditions relating to an Award in all respects, provided that such amendment shall not adversely affect the rights of any Participant under any outstanding Award in any material way without the written consent of the Participant unless such amendment is necessary to comply with applicable law or to cause the Award to meet the requirements of Code Section 409A.

4.	Awards.

(a)	The following types of Awards may be granted under the Plan, either alone or in combination with other Awards: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Stock Awards, (iv) Stock Units, and (v) Performance Shares.

(b)	The Committee may, in its discretion, provide that any Award granted under the Plan shall be subject to the attainment of performance goals in order to qualify such Award as “performance-based compensation” within the meaning of Section 162(m) of the Code. Performance goals may be based on one or more business criteria, including, but not limited to: (i) return on equity, (ii) earnings or earnings per share, (iii) Common Stock price, (iv) return on assets, (v) return on investment, (vi) net income, (vii) expense management, (viii) credit quality, (ix) revenue growth, (x) operating leverage, or (xi) regulatory capital ratio. Corporate performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Committee. In addition, corporate performance goals may be adjusted for any events or occurrences (including extraordinary charges, losses from discontinued operations, restatements and accounting charges, and other unplanned special charges such as restructuring expenses, acquisition expenses and strategic loan loss provisions) as may be determined by the Committee and specified in the terms of the Award. Corporate performance goals may be particular to one or more business units, lines of business or Subsidiaries or may be based on the performance of the Corporation as a whole. The corporate performance goals and the performance targets established thereunder by the Committee may be identical for all Participants for a given performance period or, at the discretion of the Committee, may differ among such Participants.

5.	Shares Issuable Under the Plan.

(a)	The shares of Common Stock for which Awards may be granted under the Plan shall be shares currently authorized but unissued or, to the extent permitted by applicable law, currently held or acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions. Subject to the provisions of this Section 5, and to adjustment in accordance with Section 11, the maximum number of shares of Common Stock that may be delivered to Participants under the Plan shall be equal to the sum of: (i) 30,000,000 shares of Common Stock; and (ii) any shares of Common Stock that are represented by awards granted under the Amended and Restated Northern Trust Corporation 2002 Plan (the “Prior Plan”), that are forfeited, expire or are canceled after the Effective Date without delivery of such shares of Common Stock or which result in the forfeiture of such shares of Common Stock back to the Corporation to the extent that such shares would have been added back to the reserve under the terms of the Prior Plan.

(b)	To the extent any shares of Common Stock covered by an Award are not delivered to a Participant because the Award is terminated, expires, or is forfeited or canceled, or if shares are issued under an Award and thereafter reacquired by the Corporation pursuant to rights reserved by the Corporation upon issuance thereof, such shares shall not be deemed to have been delivered for purposes of subsection (a).

(c)	Each share delivered pursuant to a Stock Option or Stock Appreciation Right shall reduce the number of shares available for grant under subsection (a), by one share. Each share delivered pursuant to a Stock Unit or Stock Award (including a Stock Unit or Stock Award structured as a Performance Share) shall reduce the number of shares available for grant under subsection (a) by 2.11 shares. To the extent that a share of Common Stock that was subject to an Award that was counted as 2.11 shares is returned to the Plan, the share reserve described in subsection (a) shall be credited with 2.11 shares. To the extent that a share that was subject to an Award under the Prior Plan, or that was subject to an Award under the Plan that was counted as one share is returned to the Plan, the share reserve described in subsection (a) shall be credited with one share. Notwithstanding the foregoing, for purposes of subsection (d), each share delivered pursuant to an Award will be counted as one share against the limits described therein.

(d)	Subject to Section 11, the following additional maximums are imposed under the Plan:

(i)	The maximum number of shares of Common Stock that may be delivered to Participants and their beneficiaries with respect to ISOs granted under the Plan shall be 22,000,000 shares.

(ii)	The maximum number of shares that may be covered by Awards granted to any one Participant during any one calendar-year period pursuant to Sections 6 and 7 (relating to Stock Options and Stock Appreciation Rights) shall be 500,000 shares. For purposes of this subsection (ii), if an Option is in tandem with a Stock Appreciation Right, such that the exercise of the Stock Option or Stock Appreciation Right with respect to a share of Common Stock cancels the tandem Stock Appreciation Right or Stock Option right, respectively, with respect to such share, the tandem Stock Option and Stock Appreciation Right with respect to each share of Common Stock shall be counted as covering but one share of Common Stock for purposes of applying the limitations of this subsection (ii).

(iii)	For Stock Units and Stock Awards that are Performance Shares intended to be “performance-based compensation” within the meaning of Code Section 162(m), no more than 150,000 shares of Common Stock may be delivered pursuant to such Awards granted to any one Participant during any one-calendar year period (regardless of whether settlement of the Award is to occur prior to, at the time of, or after the time of vesting).

(e)

In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Subject to subsection (f) (relating to repricing), Awards may be granted as alternatives to or in replacement of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). Subject to the overall limitation on the number of shares of Common Stock that may be delivered under the Plan, the Committee may use available shares of Common Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plan or arrangement of the Company or a Subsidiary, including without limitation the Northern Trust Corporation Long Term Cash Incentive Plan, and plans and arrangements of the Company or a Subsidiary that are assumed in business combinations. The limit under subsection (a) as well as the limits of subsection (d), shall not apply to Awards granted pursuant to this subsection (e), in replacement of awards granted under plans or arrangements of the Company or a Subsidiary that are assumed in business combinations. The provisions of this subsection (e) shall be subject to the provisions of Section 14.

(f)	Except for either adjustments pursuant to Section 11 (relating to the adjustment of shares), or reductions of the exercise price approved by the Company’s stockholders, the exercise price for any outstanding Stock Option or Stock Appreciation Right may not be decreased after the date of grant nor may an outstanding Stock Option or Stock Appreciation Right granted under the Plan be surrendered to the Company as consideration for the grant of a replacement Stock Option or Stock Appreciation Right with a lower exercise price, nor may any outstanding Stock Option or Stock Appreciation Right be cancelled and a Stock Option or Stock Appreciation Right with a lower exercise price substituted therefor.

6.	Stock Options. The Committee may, in its discretion, grant Stock Options under the Plan to any Participant hereunder. Each Stock Option granted hereunder shall be subject to such terms and conditions as the Committee may determine at the time of grant, the general provisions of the Plan, the terms and conditions of the applicable Stock Option Agreement, and the following specific rules:

(a)	Stock Options granted to a Participant under the Plan shall be governed by a Stock Option Agreement, which shall specify whether such option is a nonqualified stock option or an incentive stock option, and such other terms and conditions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine.

(b)	Stock Options shall consist of options to purchase Common Stock at exercise prices not less than 100% of the Fair Market Value thereof on the date the Stock Options are granted.

(c)	Stock Options shall be exercisable for such period as specified by the Committee, but in no event may a Stock Option be exercisable for a period of more than ten years after its date of grant.

(d)

In addition to the general terms and conditions set forth in this Section 6 in respect of Stock Options granted under the Plan, Incentive Stock Options granted under the Plan shall be subject to the following additional terms and conditions: (i) the exercise price of each Incentive Stock Option shall be at least 100% of the Fair Market Value of the Common Stock subject to such Incentive Stock Option on the date of grant; (ii) Incentive Stock Options shall be exercisable not later than ten years after the date of grant; (iii) in the case of an Incentive Stock Option granted to a Participant who, at the time of grant, owns (as determined under Section 424(d) of the Code) stock of the Corporation or its Subsidiaries possessing more than 10% of the total combined voting power of all classes of stock of any such corporation, the exercise price shall be at least 110% of the Fair Market Value of the Common Stock subject to the Incentive Stock Option at the time it is granted, and the

Incentive Stock Option, by its terms, shall not be exercisable after the expiration of five (5) years from the date of its grant; and (iv) the aggregate Fair Market Value (determined with respect to each Incentive Stock Option as of the time such Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all Incentive Stock Option plans of the Corporation and its Subsidiaries) shall not exceed $100,000.

(e)	Stock Options may provide that they may be exercised by payment of the exercise price (i) in cash, (ii) by the Corporation’s withholding a portion of the shares of Common Stock otherwise distributable to the Participant, (iii) by the Participant’s actual delivery of previously acquired shares of Common Stock that are acceptable to the Committee, (iv) by certification of ownership by attestation of such previously acquired shares, (v) by delivery of a properly executed notice of exercise, together with irrevocable instructions to a broker or similar third party to deliver promptly to the Corporation the amount of sale proceeds from the sale of the option shares to pay the exercise price and any withholding taxes due to the Corporation, or (vi) by any other method of payment as the Committee, in its discretion, deems appropriate. In the event that the exercise price of a Stock Option is paid in whole or in part by the withholding or delivery of shares of Common Stock pursuant to clause (ii), (iii) or (iv) above, the number of shares so withheld or delivered shall be the number of shares having an aggregate Fair Market Value equal to the exercise price, or portion thereof, so paid.

(f)	If in accordance with the terms and conditions of the Plan and the applicable Award, a Participant delivers shares of Common Stock to pay all or a part of the exercise price of a Stock Option, or uses shares of Common Stock to satisfy any federal, state or local tax withholding requirements, the Participant may receive, at the discretion of the Committee, an additional Stock Option (“Replacement Option”) equal to the sum of the number of shares delivered in payment of the exercise price and the number of shares used to pay withholding taxes. A Replacement Option shall have a term that shall not extend beyond the term of the Stock Option to which it relates and shall have an exercise price equal to the Fair Market Value of the Common Stock on the grant date of the Replacement Option. Replacement Options may be subject to such other terms and conditions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine. Replacement Options may be granted in connection with the exercise of Stock Options granted under this Plan or any other plan of the Corporation.

(g)	The Committee may prescribe such other terms and conditions applicable to Stock Options granted to a Participant under the Plan that are neither inconsistent with nor prohibited by the Plan or any Stock Option Agreement.

7.	Stock Appreciation Rights. The Committee may, in its discretion, grant a Stock Appreciation Right under the Plan to the holder of any Stock Option granted hereunder. Each Stock Appreciation Right granted hereunder shall be subject to such terms and conditions as the Committee may determine at the time of grant, the general provisions of the Plan, the terms and conditions of the applicable Stock Appreciation Right Agreement, and the following specific rules:

(a)	Stock Appreciation Rights granted to a Participant under the Plan shall be governed by a Stock Appreciation Right Agreement, which shall specify such terms and conditions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine.

(b)	A Stock Appreciation Right shall be granted in connection with a Stock Option at the time of the grant of the Stock Option or at any time thereafter up to six months prior to the expiration of the Stock Option.

(c)	Each Stock Appreciation Right shall entitle the holder to elect to receive, in lieu of exercising the Stock Option to which it relates, an amount (payable in cash or in shares of Common Stock of the Corporation, or a combination thereof, determined by the Committee and set forth in the related Stock Appreciation Right Agreement) of up to 100% (or such lesser percentage as determined by the Committee and set forth in the related Stock Appreciation Right Agreement) of the excess of (i) the Fair Market Value per share of Common Stock on the date of exercise of such Stock Appreciation Right, multiplied by the number of shares of the Common Stock with respect to which the Stock Appreciation Right is being exercised, over (ii) the aggregate exercise price under the terms of the related Stock Option for such number of shares; provided that the amount described in clause (ii) shall in no event be less than 100% of the aggregate Fair Market Value of such number of shares on the date the Stock Appreciation Right is granted.

(d)	Each Stock Appreciation Right shall be exercisable at the time and to the extent that the Stock Option to which it relates is exercisable, provided that no Stock Appreciation Right shall be exercisable during the first six months following the date of its grant.

(e)	Upon exercise of a Stock Appreciation Right, the Stock Option (or portion thereof) with respect to which such Stock Appreciation Right is exercised and any other Stock Appreciation Rights with respect to such Stock Option (or portion thereof) shall be surrendered to the Corporation and shall not thereafter be exercisable.

(f)	Exercise of a Stock Appreciation Right shall reduce the number of shares of Common Stock purchasable pursuant to the related Stock Option and available under the Plan to the extent of the total number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised.

(g)	The Committee may prescribe such other terms and conditions applicable to Stock Appreciation Rights granted to a Participant under the Plan that are neither inconsistent with nor prohibited by the Plan or any Stock Appreciation Right Agreement.

8.	Performance Shares. Pursuant to Section 4(b), the Committee may, in its discretion, provide that any Stock Unit or Stock Award granted under the Plan is subject to the attainment of performance goals described in Section 4(b) in order to qualify such Award as “performance-based compensation” within the meaning of Section 162(m) of the Code. Stock Units and Stock Awards that are subject to the attainment of such performance goals are referred to as Performance Shares. The Committee may, in its discretion, grant Performance Shares under the Plan to any Participant hereunder. Each Performance Share granted hereunder shall be subject to such terms and conditions as the Committee may determine at the time of grant, the general provisions of the Plan, the terms and conditions of the related Performance Share Agreement, and the following specific rules:

(a)	Performance Shares granted to a Participant under the Plan shall be governed by a Performance Share Agreement, which shall specify such terms and conditions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine.

(b)	With respect to each performance period, the Committee shall establish such performance goals relating to one or more of the business criteria identified in Section 4(b) of the Plan.

(c)	With respect to each performance period, the Committee shall establish targets for Participants for achievement of performance goals. No later than two and one-half months following the calendar year in which a performance period ends, the Committee shall determine the extent to which performance goals for that performance period have been achieved and shall credit as of the end of such performance period Performance Shares to the accounts of Participants for whom targets were established, in accordance with the terms of the applicable Performance Share Agreements.

(d)	The Committee may prescribe such other terms and conditions applicable to Performance Shares granted to a Participant under the Plan that are neither inconsistent with nor prohibited by the Plan or any Performance Share Agreement.

(e)	Pursuant to the provisions of Sections 9 and 10, the Committee may also issue Stock Awards and Stock Units that are subject to such performance criteria as the Committee shall designate, but that do not meet the requirements applicable to Performance Shares and do not constitute performance-based compensation for purposes of Code Section 162(m).

9.	Stock Awards. The Committee may, in its discretion, grant, or sell for such amount of cash, Common Stock or such other consideration as the Committee deems appropriate (which amount may be less than the Fair Market Value of the Common Stock on the date of grant or sale), shares of Common Stock under the Plan to any Participant hereunder. Each share of Common Stock granted or sold hereunder shall be subject to such restrictions, conditions and other terms as the Committee may determine at the time of grant or sale, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Award Agreement, and the following specific rules:

(a)	Shares of Common Stock issued to a Participant under the Plan shall be governed by a Stock Award Agreement, which shall specify whether the shares of Common Stock are granted or sold to the Participant and such other provisions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine.

(b)	The Corporation shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock granted or sold to the Participant, as soon as may be reasonably practicable after such grant or sale, which shall be held by the Secretary of the Corporation as provided in subsection (e) hereof.

(c)	Subject to the provisions of subsection (b) hereof, and the restrictions set forth in the related Stock Award Agreement, the Participant receiving a grant of or purchasing Common Stock shall thereupon be a stockholder with respect to all of the shares represented by such certificate or certificates and shall have the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares.

(d)	The Committee, in its discretion, shall have the power to accelerate the date on which the restrictions contained in any Stock Award Agreement shall lapse with respect to any or all shares of Common Stock granted or sold under the Plan.

(e)	The Secretary of the Corporation shall hold the certificate or certificates representing shares of Common Stock issued under this Section 9 of the Plan on behalf of each Participant who holds such shares, whether by grant or sale, until such time as the Common Stock is forfeited, resold to the Corporation, or the restrictions lapse.

(f)	The Committee may prescribe such other restrictions, terms and conditions applicable to the shares of Common Stock issued to a Participant under the Plan that are neither inconsistent with nor prohibited by the Plan or any Stock Award Agreement, including, without limitation, terms providing for a lapse of the restrictions of this Section 9 or in any Stock Award Agreement, in installments.

(g)	Notwithstanding the provisions of subsections (b) and (e) above, the Corporation, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non–certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Corporation’s transfer agent; provided, however that following the lapse of all restrictions with respect to the shares granted or sold to a Participant, the Corporation, upon the written request of the Participant, shall issue, in the name of the Participant, stock certificates representing such shares.

10.	Stock Units. The Committee may, in its discretion, award Stock Units under the Plan to Participants hereunder. Each Stock Unit granted hereunder shall be subject to such terms and conditions as the Committee may determine at the time of grant, the general provisions of the Plan, the terms and conditions of the applicable Stock Unit Agreement and the following specific rules:

(a)	Grants of Stock Units to a Participant under the Plan shall be governed by a Stock Unit Agreement, which shall specify such terms and conditions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine.

(b)	Stock Units shall be denominated in an equal number of shares of Common Stock of the Corporation, as determined by the Committee, and shall be payable either in shares of Common Stock or in cash, as provided in the Stock Unit Agreement.

(c)	Any Stock Unit may provide that the Participant shall receive, on the date of payment of any dividend on Common Stock (or on such other date as specified in the Award Agreement) occurring during the period preceding payment of the Award, an amount in cash equal in value to the dividends that the Participant would have received had he been the actual owner of the number of shares of Common Stock designated by the Committee at the time of the Award.

(d)	The Corporation’s obligation to make payments or distributions with respect to Stock Units shall not be funded or secured in any manner.

(e)	The Committee may prescribe such other terms and conditions applicable to Stock Units granted to a Participant under the Plan that are neither inconsistent with nor prohibited by the Plan or any Stock Unit Agreement.

11.	Adjustment. In the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Corporation or any similar corporate transaction, the Committee or the Board shall make such adjustments as are necessary and appropriate to preserve the benefits or intended benefits of the Plan and Awards granted under the Plan. Such adjustments may include: (a) adjustment in the number and kind of shares reserved for issuance under the Plan; (b) adjustment in the number and kind of shares covered by outstanding Awards; (c) adjustment in the exercise price of outstanding Stock Options and Stock Appreciation Rights or the price of other Awards under the Plan; (d) adjustments to any of the share limitations set forth in Section 5 of the Plan; and (e) any other changes that the Committee or the Board determine to be equitable under the circumstances.

12.	Nontransferability. Except as provided below, each Award granted under the Plan to a Participant shall not be transferable by the Participant other than by will or the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant or, in the event of disability, by the Participant’s personal representative. In the event of the death of a Participant during employment or prior to the termination, expiration, cancellation or forfeiture of any Award held by the Participant hereunder, each vested Award theretofore granted to the Participant shall be exercisable or payable to the extent and to such persons as provided in, and in accordance with the terms of, the applicable Award Agreement.

13.	Change in Control.

(a)	The Committee may, in its discretion, at the time an Award is made hereunder or at any time prior to a Change in Control of the Corporation, provide for the acceleration of any time periods relating to the exercise or realization of such Awards so that such Awards may be exercised or realized as of the date of a Change in Control of the Corporation, including specifically that as of such date: (i) all outstanding Stock Options and Stock Appreciation Rights shall become fully vested and exercisable; (ii) all performance goals under any Award shall be deemed fully achieved; (iii) all outstanding Performance Shares shall become fully vested and distributable; (iv) all restrictions on outstanding Stock Awards shall lapse; and (v) all restrictions on outstanding Stock Units shall lapse and such Stock Units shall become fully vested and, in the case of Stock Units that are not subject to Code Section 409A, distributable. The Committee may, in its discretion, include such further provisions and limitations in the Award Agreement as it may deem equitable and in the best interests of the Corporation.

Provisions for acceleration and any further provisions and limitations included by the Committee pursuant to subsection (a) must satisfy the requirements of Code Section 409A and applicable regulations and other guidance promulgated thereunder so as to avoid the income tax, interest and penalty provisions of Section 409A.

(b)	A “Change in Control” shall be deemed to have occurred if:

(i)	any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 20% or more of the combined voting power of the Corporation’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

(ii)	the election to the Board of Directors of the Corporation, without the recommendation or approval of two-thirds of the incumbent Board of Directors of the Corporation, of the lesser of: (A) three directors; or (B) directors constituting a majority of the number of directors of the Corporation then in office, provided, however, that directors whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation will not be considered as incumbent members of the Board of Directors of the Corporation for purposes of this section; or

(iii)	there is consummated a merger or consolidation of the Corporation or any direct or indirect subsidiary of the Corporation with any other company, other than (A) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), at least 60% of the combined voting power of the securities of the Corporation or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 20% or more of the combined voting power of the Corporation’s then outstanding securities; or

(iv)	the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation’s assets, other than a sale or disposition by the Corporation of all or substantially all of the Corporation’s assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation immediately prior to such sale.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions.

For purposes of the foregoing, the following definitions shall apply:

“Affiliate” shall have the meaning set forth in Rule 12b-2 under Section 12 of the Exchange Act; “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act, except that a Person shall not be deemed to be the Beneficial Owner of any securities with respect to which such Person has properly filed a form 13-G; “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time; and “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Corporation or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefits plan of the Corporation or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

14.	Other Provisions.

(a)	Any Award under the Plan shall be subject to such other provisions as the Committee determines, including, without limitation, provisions for the installment purchase of Common Stock under Stock Options, provisions to assist the Participant in financing the acquisition of Common Stock, provisions for the forfeiture of, or restrictions on resale or other disposition of shares acquired under, any Award, provisions to comply with Federal or state securities laws and stock exchange requirements, provisions permitting acceleration of exercise or the lapse of restrictions in the event of death, disability or retirement, understandings or conditions as to the Participant’s employment in addition to those specifically provided for under the Plan, provisions for the forfeiture of Awards and/or the recoupment of all amounts received in connection with an award in the event of breach of noncompetition, nonsolicitation, or confidentiality agreements, restatement of the financial statements of the Corporation or Subsidiary or Business Unit thereof, misconduct, or the occurrence of risk based events or conditions identified by the Committee, or such other conduct or events as the Committee shall specify, during or following termination of employment, provisions permitting the deferral of the receipt of Awards for such period and upon such terms and conditions as the Committee shall determine, provisions giving the Corporation the right to repurchase shares acquired under any Award in the event the Participant elects to dispose of such shares, provisions requiring the achievement of specified performance goals, and provisions permitting acceleration of exercise upon the occurrence of specified events or otherwise in the discretion of the Committee.

(b)	Notwithstanding anything herein or in any Award Agreement to the contrary, provisions permitting the deferral of the receipt of Awards must satisfy the requirements of Code Section 409A and applicable regulations and guidance promulgated thereunder, including without limitation all deadlines for deferral elections, so as to avoid the income tax, interest and penalty provisions of Section 409A.

(c)	An Award that is subject to Code Section 409A shall not be distributable on account of retirement or termination of employment, unless the individual incurs a Separation from Service.

(d)

An Award that would otherwise be distributed to a Participant in a given calendar year may be delayed, in the Committee’s discretion, to the extent that the Committee reasonably anticipates that if the payment were made as scheduled the Corporation’s deduction with respect to such payment would not be permitted due to the application of Code Section 162(m). Awards not paid as a result of the above limitation shall be paid in the earlier of (i) the Corporation’s first taxable year in which the Committee reasonably anticipates that if the payment is made during such year the deduction of such payment will not be barred by application of Section 162(m), or (ii) the period beginning with the date of the Participant’s Separation from Service and ending on the later of the last day of the taxable year of the Corporation in which the Participant incurs a Separation from Service or the 15th day of the third month following the Participant’s Separation from Service.

(e) (i)	Anything in the Plan to the contrary notwithstanding, including without limitation Section 14(d), and subject to Treasury Regulation 1.409A-3(j)(4), as applicable, if as of the date a Participant incurs a Separation from Service, the Participant is a Key Employee, any distribution of an Award that is subject to the provisions of Code Section 409A to such Participant due to such Separation from Service that would otherwise be made during the six months following such Separation from Service shall be made on the date that is six months and one day following such Separation from Service.

(ii)	“Key Employee” means a Participant who is a “specified employee” within the meaning of Code Section 409A(a)(2)(B)(i). The Corporation’s Key Employees shall be identified annually pursuant to Section 14(e)(iii).

(iii)	The Specified Employee Identification Date as defined in Treas. Reg. §1.409A-1(i)(3), to be used in determining Key Employees of the Corporation shall be September 30 of any calendar year. The January 1 of the calendar year next following that calendar year shall be the Specified Employee Effective Date, as defined in Treas. Reg. §1.409A-1(i)(4), for Participants identified as Key Employees on the immediately preceding Specified Employee Identification Date. Participants identified as Key Employees on a Specified Employee Identification Date (September 30) shall be treated as Key Employees under the Plan for the 12-month period beginning on the Specified Employee Effective Date (January 1) next following such Specified Employee Identification Date.

15.	Taxes. The Corporation shall have the right to deduct from any payment to be made under the Plan the amount of any taxes required by law to be withheld from such payment, or to require a Participant to pay to the Corporation such amount required to be withheld prior to the issuance or delivery of any shares of Common Stock or the payment of any cash in connection with any Award under the Plan. The Committee may, in its discretion and subject to such rules as it may adopt, permit a Participant to elect to satisfy such withholding obligations through cash payment by the Participant, the surrender of shares of Common Stock acceptable to the Committee which the Participant already owns or through the surrender of shares of Common Stock which the Participant is otherwise entitled to receive under the Plan.

16.	Amendment, Suspension or Termination of Plan. The Board may at any time amend, suspend or terminate the Plan as it deems advisable and in the best interests of the Corporation; provided, that no amendment, suspension or termination shall adversely affect the right of any Participant under any outstanding Award in any material way without the written consent of the Participant, unless such amendment, suspension or termination is required by applicable law. No amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation or stock exchange rule. Anything in this Section 16 or elsewhere in the Plan to the contrary notwithstanding:

(a)	the Plan may be amended in any manner necessary to ensure that the Plan complies in all applicable respects with Code Section 409A; and

(b)	the Plan may not be amended in any manner that would cause the Plan to fail to comply in any applicable respect with Code Section 409A.

17.	No Contract of Employment. Neither the adoption of the Plan nor the grant of any Award under the Plan shall be deemed to obligate the Corporation or any Subsidiary to continue the employment of any Participant for any particular period, nor shall the granting of an Award constitute a request or consent to postpone the retirement date of any Participant.

18.	Effective Date.

(a)	The Plan was adopted by the Board on February 14, 2012 and became effective as of April 17, 2012 upon approval by the Corporation’s stockholders at the 2012 annual meeting of stockholders.

(b)	Notwithstanding anything to the contrary contained herein, no Awards shall be granted under the Plan on or after April 17, 2022.

19.	Applicable Law. All questions pertaining to the validity, construction and administration of the Plan and any Award Agreement, and all claims or causes of action arising under, relating to, or in connection with, the Plan or any Award granted under the Plan shall be determined in conformity with the laws of the State of Delaware, without regard to the conflict of law provisions of any state.

20.	Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

(a)	“Award” shall mean any award or benefit granted under the Plan, including, without limitation, Stock Options, Stock Appreciation Rights, Stock Awards, Stock Units and Performance Shares.

(b)	“Award Agreement” shall mean, as applicable, a Stock Option Agreement, Stock Appreciation Agreement, Performance Share Agreement, Stock Award Agreement, Stock Unit Agreement or such other agreement evidencing an Award granted under the Plan.

(c)	“Board” shall mean the Board of Directors of the Corporation.

(d)	“Change in Control” shall have the meaning set forth in Section 13(b) of the Plan.

(e)	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f)	“Committee” shall mean the Compensation and Benefits Committee of the Board or such other committee of the Board as maybe designated by the Board from time to time to administer the Plan.

(g)	“Common Stock” shall mean the Common Stock of the Corporation.

(h)	“Corporation” shall mean Northern Trust Corporation, a Delaware corporation.

(i)	“Covered Employee” shall mean “covered employee” as that term is defined in Section 162(m) of the Code or any successor provision.

(j)	“Director” shall mean a director of the Corporation.

(k)	“Effective Date” shall mean April 17, 2012.

(l)	“Employee” shall mean an employee of the Corporation or any Subsidiary.

(m)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(n)	“Fair Market Value” shall mean the fair market value of the Common Stock, as determined by the Committee.

(o)	“Incentive Stock Option” shall mean an option granted under Section 6 of the Plan that meets the requirements of Section 422(b) of the Code or any successor provision.

(p)	“Non-Qualified Stock Option” shall mean an option granted under Section 6 of the Plan that is not an Incentive Stock Option.

(q)	“Participant” shall mean any Employee or Director selected to receive an Award.

(r)	“Performance Share” shall mean a Stock Unit or Stock Award that is subject to the attainment of performance goals described in Section 4(b) in order to qualify such Award as “performance-based compensation” within the meaning of Section 162(m) of the Code, as provided in Section 8.

(s)	“Plan” shall mean the Northern Trust Corporation 2012 Stock Plan. The Plan consists of two plans for purposes of Code Section 409A, one for Awards granted to individuals in their capacity as Employees and one for Awards granted to individuals in their capacity as Directors.

(t)	“Replacement Option” shall mean an option granted under Section 6(f) of the Plan.

(u)

“Separation from Service,” in the case of Awards made to an individual in his capacity as an Employee, shall mean that a Participant dies, retires or otherwise has a termination of employment with the Corporation. A termination of employment will be deemed to occur when the Corporation and the Participant reasonably anticipate that the level of bona fide services the Participant will perform for the Corporation (as an Employee or independent contractor, but not as a director) after a certain date will permanently decrease to less than 50 percent of the average level of bona fide services performed by the Participant for the Corporation (as an Employee or independent contractor, but not as a director) in the immediately preceding 36 months (or the full period of the Participant’s services to the Corporation if the Participant has been providing services to the Corporation for less than 36 months), determined in accordance with Treas. Reg. Sec. 1.409A-1(h). The employment relationship will be treated as continuing intact while the Participant is on a bona fide leave of absence (determined in accordance with Treas. Reg. Sec. 409A-1(h)) but (i) only if there is a reasonable expectation that the Participant will return to active employment status, and (ii) only to the extent that such leave of absence does not exceed 6 months, or, if longer, for so long as the Participant has a statutory or contractual right to reemployment. For purposes of this Section 20(t), references to the Corporation shall include the Corporation and any person with whom the Corporation is considered to be a single employer under

Section 414(b) of the Code and all persons with whom the Corporation would be considered a single employer under Code Section 414(c) substituting 50% for the 80% standard that would otherwise apply. For purposes of determining whether an Employee has incurred a Separation from Service under this Plan with respect to Awards made to him as an Employee, his services as a Director shall be disregarded. Separation from Service in the case of Awards made to an individual in his capacity as a Director shall mean the date on which the Director dies or otherwise terminates his or her membership on the Board. For purposes of determining whether a Director has incurred a Separation from Service under this Plan with respect to Awards made to him as a Director, his services as an Employee shall be disregarded.

(v)	“Stock Appreciation Right” shall mean any right granted under Section 7 of the Plan.

(w)	“Stock Award” shall mean a grant of shares of Common Stock under Section 9 of the Plan.

(x)	“Stock Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 6 of the Plan.

(y)	“Stock Unit” shall mean a grant of a right to receive shares of Common Stock or cash under Section 10 of the Plan.

(z)	“Subsidiary” shall mean any entity that is directly or indirectly controlled by the Corporation or any entity in which the Corporation has a significant equity or other interest, as determined by the Committee in its discretion.

21.	The Stock Options, Stock Appreciation Rights, Performance Shares and Stock Awards granted under the Plan are intended to be exempt from, and the Stock Units granted under the Plan are intended to comply in all applicable respects with, the requirements of Code Section 409A, and the Plan and applicable Award Agreements shall be construed and administered so as to cause such Awards to be exempt from or comply with that Code section, respectively, as applicable. In addition, Incentive Stock Options granted under the Plan, are intended to comply in all applicable respects with the requirements of Code Section 422, and the Plan and Award Agreements shall be construed and administered so as to cause such Awards to comply with that Code section.

NORTHERN TRUST CORPORATION (the “Corporation”)

2012 STOCK PLAN

2012 UK INLAND REVENUE APPROVED ADDENDUM

1. Purpose

1.1	This Addendum to the Northern Trust Corporation 2012 Stock Plan (the “2012 Plan”) is for the benefit of employees of the Corporation or a Subsidiary, who are, or may become, resident in the United Kingdom.

1.2	The terms and conditions of this Addendum are established in order to ensure Stock Options granted under the 2012 Plan to Eligible Employee who are resident or may become resident in the United Kingdom, are granted under a share option plan approved under Schedule 4 of ITEPA (“Schedule 4”), to the extent that such Stock Options are specified as having been granted pursuant to this Addendum.

1.3	This Addendum should be read in conjunction with the 2012 Plan and is subject to the terms and conditions of the 2012 Plan except to the extent that the terms and conditions of the 2012 Plan differ from or conflict with the terms set out in this Addendum in which event the terms set out in this Addendum shall prevail.

1.4	This Addendum applies to the grant of Stock Options only and is not intended to apply to the grant of any other rights to acquire shares that may be granted under the 2012 Plan.

2. Definitions

2.1	For the purpose of this Addendum, where the context permits, the definition of words used in this Addendum shall be as stated in the 2012 Plan and in addition the following terms shall have the meanings listed below:

“Appropriate Period”	the period specified in Paragraph 26(3) of Schedule 4;

“Approved”	the meaning given by section 521(4) of ITEPA;

“Approved CSOP Scheme”	a CSOP scheme (within the meaning given by section 521(4) of ITEPA) which is Approved;

“Approved Market Value”	in relation to a Share on any day:

(A) i	f and so long as the Shares are listed on the New York Stock Exchange its Composite Tape closing market quotation (as reported in the Wall Street Journal midwest edition);

(B) i	f and so long as the Shares are listed on the London Stock Exchange, its middle market quotation (as derived from the Daily Official List); and

(C)	subject to (A) and (B) above, its market value, determined in accordance with Part VIII of the United Kingdom Taxation of Chargeable Gains Act 1992 and agreed in advance for the purposes of this Addendum with HMRC Shares and Assets Valuation;

“Approved Stock Option”	a Stock Option granted pursuant to this Addendum;

“Associated Company”	the meaning given by Paragraph 35(1) of Schedule 4;

“Control”	the meaning given in section 719 of ITEPA;

“Date of Grant”	the date on which an Approved Stock Option is granted;

“Dealing Day”	any day on which the NASDAQ Stock Exchange is open for the transaction of business;

“Eligible Employee”	any individual who at the Date of Grant is:

(A) an employee of a Participating Company; or

(B)	a director of a Participating Company who devotes substantially the whole of his working time to his duties and is required under the terms of his office or employment with a Participating Company to devote to his duties not less than 25 hours per week (excluding meal breaks); and

(C)	in either case, not precluded by Paragraph 9 of Schedule 4 (the “no material interest requirement”) from participating in this Addendum;

“Exercise Price”	the price per Share as determined by the Committee at which an Optionee may acquire Shares on the exercise of an Approved Stock Option;

“HMRC”	Her Majesty’s Revenue and Customs of the United Kingdom;

“ITEPA”	the United Kingdom Income Tax (Earnings and Pensions) Act 2003;

“Key Feature”	the meaning given by Paragraph 35(1) of Schedule 4;

“Optionee”	An Eligible Employee to whom an Approved Stock Option has been granted (or where the context requires his personal representatives);

“Optionee’s Employer”	in relation to an Optionee, the Subsidiary that is the Optionee’s employer, or any other person that is obliged to account for any Option Tax Liability;

“Option Tax Liability”	in relation to an Optionee, any liability of the Optionee’s Employer to account to HMRC or any other tax authority for any amount of, or representing, income tax or employee’s national insurance contributions or any equivalent charge in the nature of tax or social security contributions (whether under the laws of the UK or of any other jurisdiction) which may arise upon the exercise of, or the acquisition of Shares pursuant to, an Approved Stock Option;

“Participating Company”	(A) the Corporation; and

(B)	any other company of which the Corporation has Control and which is a Subsidiary of the Corporation and which the Committee shall select to participate for the time being in this Addendum. For the avoidance of doubt any company of which the Corporation does not have Control cannot be nominated as a Participating Company; and

“Shares”	Common Stock, with a par value of $1.66 2/3 per share, of the Corporation which satisfies Paragraphs 16 to 20 inclusive of Schedule 4.

2.2	Reference in this Addendum to any statutory provisions are to those provisions as amended, extended or re-enacted from time to time, and shall include any regulations made thereunder. The United Kingdom Interpretation Act 1978 shall apply to this Addendum mutatis mutandis as if it was an Act of Parliament.

3. Eligibility

A UK individual shall not be entitled to be granted Approved Stock Options unless he is an Eligible Employee on the Date of Grant. Section 3 of the 2012 Plan shall be construed accordingly.

4. Grant	of Options

4.1	The Exercise Price must be stated at the time the Approved Stock Option is granted. Without prejudice to the provisions of Section 6(b) of the 2012 Plan, the Exercise Price must not be less than the Approved Market Value on the relevant Date of Grant.

4.2	If the Committee, under the powers conferred by Section 6(a) or any other provision of the 2012 Plan, determines the terms and conditions of any Approved Stock Option, such terms and conditions shall:

4.2.1	be objective, specified at the Date of Grant and set out in full in, or details given with, the written Stock Option Agreement; and

4.2.2	be such that rights to exercise such Approved Stock Options after the fulfillment or attainment of any terms and conditions so specified shall not be dependant upon the further discretion of any person; and

4.2.3	not be capable of amendment, variation or waiver unless events occur which cause the Committee to reasonably consider a waived, varied or amended term and condition a fairer measure of performance and would be no more difficult to satisfy.

4.3	No Approved Stock Option shall be granted to an Eligible Employee at any time if it would result in:

(i)	the aggregate Approved Market Value of the Shares (determined when the rights were obtained) which he may acquire in pursuance of Approved Stock Options; and

(ii)	the aggregate market value of shares (determined when the rights were obtained) which the Eligible Employee could acquire by the exercise of an option (which has neither lapsed nor been exercised) under any other Approved CSOP Scheme and in each case established by the Corporation, or any Associated Company;

exceeding or further exceeding £30,000 or, if different, such other limit contained from time to time in Paragraph 6 of Schedule 4, and “market value” in paragraph 4.3(ii) shall be construed consistently with that Paragraph 6. Section 5 of the 2012 Plan shall be construed accordingly.

4.4	The conversion rate to be used to determine the pound sterling equivalent of the US dollar price of the Shares will be the mid-market spot closing exchange rate as quoted in the Financial Times (or such other journal as the Committee may determine and agree in advance with HMRC Shares and Assets Valuation) published on the Date of Grant of the Approved Stock Option (or, if not a Dealing Day, the last preceding Dealing Day). The price will be such that the Approved status of this Addendum is retained.

4.5	If the Committee attempts to grant an Approved Stock Option which is inconsistent with paragraph 4.3, the Approved Stock Option will be limited and take effect on a basis consistent with the provisions of paragraph 4.3 of this Addendum. The Committee may call in the Stock Option Agreement for endorsement, replacement or cancellation (as appropriate), subject to the provisions of Section 5(f) of the 2012 Plan.

4.6	This Addendum shall not become effective and no Approved Stock Options shall be granted under it until it has been Approved.

4.7	Each Approved Stock Option shall be designated as such in the written and signed Stock Option Agreement which shall be issued to an Optionee as soon as practicable following the Date of Grant.

4.8	The dates on which an Approved Stock Option shall become exercisable shall be clearly stated in the Stock Option Agreement at the Date of Grant. The Committee shall have no discretion to shorten or lengthen the exercise schedule with respect to any or all Approved Stock Options except to the extent provided in the relevant Stock Option Agreements.

5. Exercise	of Options

The following paragraphs shall be added to Section 6 of the 2012 Plan to read as follows:

5.1	An Optionee may not exercise an Approved Stock Option if he is ineligible to participate in this Addendum by virtue of Paragraph 9 of Schedule 4 (the “no material interest” requirement).

5.2	An Approved Stock Option shall be exercised by the Optionee giving notice to the Corporation in writing on a form approved by the Corporation of the number of Shares in respect of which he wishes to exercise the Approved Stock Option accompanied by payment of the Exercise Price in respect of such Shares and shall be effective on the date of its receipt by the Corporation.

5.3	The Exercise Price payable upon exercise of an Approved Stock Option shall comprise entirely of cash, cheque or other form of cash transfer. Section 6(e) of the 2012 Plan shall be construed accordingly.

5.4	The Corporation shall use its best endeavours to ensure that the certificate of Shares covered by the exercise of an Approved Stock Option is delivered to the Optionee, or as the case may be, his personal representative, within 30 days of the date of exercise.

5.5	Shares issued pursuant to the exercise of an Approved Stock Option shall rank pari passu with Shares then in issue, except that they shall not rank for any right attaching to Shares by reference to a record date preceding the date of exercise.

5.6	No Stock Options may be exercised later than the tenth anniversary of the Date of Grant.

6. Variation	of Share Capital

Following a variation of share capital (as that phrase is used in Paragraph 22 of Schedule 4) any adjustment proposed under Section 11 of the 2012 Plan shall not be effective in relation to Approved Stock Options unless the prior approval of an officer of HMRC has been obtained for such adjustment. No adjustments pursuant to Section 11 of the 2012 Plan may be made to Approved Stock Options other than in relation to such a variation of share capital.

7. Change	of Control

7.1	Upon a Change in Control (as defined in the 2012 Plan), unless otherwise determined by the Committee at the Date of Grant and specified in a Stock Option Agreement, all outstanding Approved Stock Options shall become fully exercisable and all restrictions thereon shall terminate in order that Optionees may fully realise the benefits thereunder within such period as may be specified by the Committee, but which shall not exceed six months, from the Change in Control. To the extent that an Approved Stock Option is not so exercised, it will lapse. Section 13(a) shall be construed accordingly.

7.2	Notwithstanding Rule 7.1, if another company (the “Successor Company”):

7.2.1	obtains Control of the Corporation as a result of making a general offer to acquire the whole of the issued ordinary share capital of the Corporation (which is made on the condition such that if it is satisfied the Successor Company will have control of the Corporation); or

7.2.2	obtains Control of the Corporation as a result of making a general offer to acquire all the Shares in the Corporation which are of the same class as the Shares which may be acquired by the exercise of Approved Stock Options (ignoring any Shares which are already owned by it or a member of the same group of companies); or

7.2.3	obtains Control of the Corporation in pursuance of a compromise or arrangement sanctioned by the Court under section 899 of the United Kingdom Companies Act 2006 (“the 2006 Act”) or any local equivalent (that is agreed by HMRC to be closely comparable to the UK legislation) of the same; or

7.2.4	becomes bound or entitled to acquire Shares in the Corporation under sections 979 to 982 of the 2006 Act or the local equivalent (that is agreed by HMRC to be closely comparable to the UK legislation) of the same, then the Optionee may, by agreement with the Successor Company, at any time within the Appropriate Period, release any Approved Stock Option which has not lapsed (“the Old Option”) in consideration of the grant to him of an Approved Stock Option (the “New Option”) which (for the purposes of Paragraph 27 of Schedule 4) is equivalent to the Old Option but relates to shares in a different company (whether the Successor Company itself or some other company falling within Paragraph 27(2)(b) of Schedule 4). For this purpose, the New Option shall not he regarded as equivalent to the Old Option unless the conditions set out in Paragraph 27(4) of Schedule 4 are satisfied.

7.3	For the purposes of any application of the provisions of this Addendum, where any holder of an Approved Stock Option has released an Old Option, any New Option granted shall be regarded as having been granted at the same time as the Old Option. With effect from the date of release, the New Option shall be subject to the same provisions of this Addendum as applied to the Old Option except that the following terms have the meaning assigned to them in this paragraph and not the meanings elsewhere in the 2012 Plan or in this Addendum:-

“Committee” means the Committee of Directors of the company in respect of whose shares New Options have been granted or a duly appointed committee thereof;

“Corporation” means the company or in respect of whose shares new options have been granted; and

“Shares” means fully paid ordinary shares or common stock in the capital of the company over whose shares New Options have been granted and which satisfy the conditions specified in Paragraphs 16 to 20 of Schedule 4.

8. Transferability

For the purposes of this Addendum, subject to any rights of exercise by the Optionee’s personal representative as set out in the Stock Option Agreement, every Approved Stock Option shall be personal to the Optionee and may not be sold, transferred or disposed of in any way. Section 12 of the 2012 Plan shall be construed accordingly.

9. Termination	of Employment

9.1	If an Optionee dies, unless otherwise specified in the Stock Option Agreement his Approved Stock Option shall terminate within a period not exceeding one year following his death, but not later than the date the Stock Option expires pursuant to its terms. Section 12 of the 2012 Plan shall be construed accordingly.

9.2	If an Optionee’s employment terminates for any reason, his Approved Stock Option shall only be capable of exercise in accordance with any provisions specified in the Stock Option Agreement.

10. Taxation

10.1	The Optionee shall indemnify the Corporation and the Optionee’s Employer against any liability of any such person to account for any Option Tax Liability in relation to anything done in relation to an Approved Stock Option.

10.2	If in any jurisdiction an Option Tax Liability arises, then, unless either:

10.2.1	within the period of 30 days beginning with the date on which the Approved Stock Option is exercised, the Optionee’s Employer is able to withhold the amount of that liability from payment of the Optionee’s remuneration; or

10.2.2	the Optionee has indicated (either in the notice of exercise or in such other manner as the Committee may specify) that he or she will make a payment to the Corporation of an amount equal to the Option Tax Liability and the Optionee does, within 14 days of being notified by the Corporation of the amount of the Option Tax Liability, make that payment to the Corporation; or

10.2.3	the Optionee has authorized, (in the notice of exercise or in such other manner as the Committee may specify) the Corporation, to the extent necessary to reimburse the Optionee’s Employer, to sell as agent for the Optionee (at the best price which may reasonably be obtained at the time of sale) a sufficient number of the Shares acquired pursuant to that Approved Stock Option, and to procure the payment to the Optionee’s Employer out of the net proceeds of sale of those Shares (after deduction of all fees, commissions and expenses incurred in relation to that sale) of monies sufficient to satisfy the indemnity mentioned in paragraph 10.1, the Corporation shall, to the extent necessary to reimburse the Optionee’s Employer, have the right to sell as agent for the Optionee (at the best price which may reasonably be obtained at the time of sale) a sufficient number of the Shares acquired pursuant to that Approved Stock Option, and to procure the payment to the Optionee’s Employer out of the net proceeds of sale of those Shares (after deduction of all fees, commissions and expenses incurred in relation to that sale) of monies sufficient to satisfy the indemnity mentioned in paragraph 10.1.

11. Other	Amendments to the 2012 Plan

The 2012 Plan shall be deemed amended as follows for the purposes of construing this Addendum:

11.1	All references to Stock Appreciation Rights, Performance Shares, Stock Awards and Stock Units shall not apply (save to the extent that those terms are used in Section 5).

11.2	Section 6(d) shall be deleted.

11.3	Section 6(f) shall be deleted.

11.4	Section 11 shall only apply to this Addendum to the extent that any provisions made for Optionees do not prejudice its Approved status and the Corporation will inform HMRC if any provisions are made that so prejudice the status of the Addendum.

11.5	Section 14(a) shall only apply to this Addendum to the extent that any provisions so determined by the Committee do not prejudice its Approved status.

11.6	Section 14(d) shall be deleted.

11.7	Section 15 shall be deleted.

12. Amendment	of the Addendum or Plan

12.1	Subject to paragraph 12.2, the terms of this Addendum may be amended in accordance with the provisions of Section 16 of the 2012 Plan.

12.2	At any time after this Addendum is Approved, no amendment to a Key Feature of this Addendum, nor any amendment to any provision of the 2012 Plan or associated documentation (including the Stock Option Agreements used for the grant of Approved Stock Options) which is a Key Feature of the Approved CSOP Scheme constituted by this Addendum, shall take effect with respect to Approved Stock Options except to the extent that that amendment has been approved by an officer of HMRC (so long as the Addendum is to continue to be Approved). Section 16 of the 2012 Plan shall be construed accordingly.

Northern Trust

NORTHERN TRUST CORPORATION
50 SOUTH LASALLE STREET
CHICAGO, IL 60603

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. EDT April 15, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Northern Trust Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. EDT April 15, 2012. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Northern Trust Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. **Please mail in advance, so that your instruction may be received no later than 11:59 P.M. EDT on April 15, 2012.**

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M41004-Z57114-P19965 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

NORTHERN TRUST CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of 11 Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Linda Walker Bynoe
02) Nicholas D. Chabraja
03) Susan Crown
04) Dipak C. Jain
05) Robert W. Lane
06) Edward J. Mooney
07) John W. Rowe
08) Martin P. Slark
09) David H. B. Smith, Jr.
10) Charles A. Tribbett III
11) Frederick H. Waddell

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote AGAINST the following proposals:

	For	Against	Abstain
5. Stockholder proposal regarding accelerated vesting of equity awards in a change in control situation, if properly presented at the annual meeting.	☐	☐	☐
6. Stockholder proposal regarding independence of the board chairman, if properly presented at the annual meeting.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Northern Trust

ANNUAL MEETING ADMISSION TICKET
Northern Trust Corporation
50 South LaSalle Street
Chicago, Illinois 60603
(northwest corner of LaSalle Street and Monroe Street)

April 17, 2012
10:30 a.m.

You should present this admission ticket in order to gain admittance to the meeting.
(Registration begins at 9:30 a.m., and seating will begin at 10:00 a.m.)

This ticket admits only the stockholder(s) listed on the reverse side and is not transferable. Each stockholder may be asked to present valid picture identification, such as a driver's license. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you submit your proxy by telephone or Internet, do not return your proxy card.

Thank you for your proxy submission.

Directions to the Northern Trust Corporation Annual Meeting of Stockholders

Lake Shore Drive (coming from North or South)
Take Lake Shore Drive to the Randolph Street exit. Continue on Randolph Street to LaSalle Street. Turn left (southbound) on LaSalle Street to Madison Street. Turn right (westbound) on Madison Street to the parking garage that is between LaSalle and Wells streets.

Stevenson Expressway (I55)
Take I55 east to Lake Shore Drive north. Take Lake Shore Drive to the Randolph Street exit. Continue on Randolph Street to LaSalle Street. Turn left (southbound) on LaSalle Street to Madison Street. Turn right (westbound) on Madison Street to the parking garage that is between LaSalle and Wells streets.

Kennedy Expressway (I90 - I94)
Take I90-I94 east to the Monroe Street exit. Turn left (eastbound) on Monroe Street. Continue on Monroe Street to LaSalle Street. Turn left (northbound) on LaSalle Street and continue one block north to Madison Street. Turn left (westbound) on Madison Street to the parking garage that is between LaSalle and Wells streets.

Eisenhower Expressway (I290)
Take I290 east to the Franklin Street exit. Turn left (northbound) on Franklin Street to Monroe Street. Turn right (eastbound) on Monroe Street to LaSalle Street. At LaSalle Street turn left and continue one block north to Madison Street. Turn left on Madison Street to the parking garage that is between LaSalle and Wells streets.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
You may access the 2012 Notice of Annual Meeting and Proxy Statement and the 2011 Annual Report by going to the following Web site: https://materials.proxyvote.com/665859

M41005-Z57114-P19965

NORTHERN TRUST CORPORATION
Annual Meeting of Stockholders
Tuesday, April 17, 2012, 10:30 a.m. CDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Linda Walker Bynoe, Susan Crown, and Edward J. Mooney, or any of them, as proxies, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all shares of common stock of Northern Trust Corporation which the undersigned is entitled to vote on the Proposals at the annual meeting of stockholders on April 17, 2012, at 50 S. La Salle St. Chicago IL 60603, and any adjournment or postponement thereof. The above proxy holders cannot vote your shares unless you vote by telephone or through the Internet in accordance with the voting instructions below or you may sign, date and return this proxy card by mail. Whether you vote by mail, telephone, or through the Internet, the shares will be voted in accordance with your instructions. **If you sign, date and return your proxy card without indicating how you want to vote the shares, the shares will be voted in accordance with the following recommendations of the Board of Directors: Item 1 - FOR the election of each nominee for Director; Item 2 - FOR the approval, by an advisory vote, of the 2011 compensation of the Corporation's named executive officers; Item 3 - FOR the approval of the Northern Trust Corporation 2012 Stock Plan; Item 4 - FOR the ratification of the appointment of KPMG LLP as the Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2012; Item 5 - AGAINST Stockholder proposal regarding accelerated vesting of equity awards in a change in control situation, if properly presented at the annual meeting; Item 6 - AGAINST Stockholder proposal regarding independence of the board chairman, if properly presented at the annual meeting.** The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the meeting.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

Northern Trust

NORTHERN TRUST CORPORATION
50 SOUTH LASALLE STREET
CHICAGO, IL 60603

Your Internet or telephone vote authorizes the TIP Trustee to vote these shares in the same manner as if you marked, signed and returned your voting instruction card.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions up until 11:59 P.M. EDT April 15, 2012. Have your voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. EDT April 15, 2012. Have your voting instruction card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Northern Trust Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. **Please mail in advance, so that your instruction may be received no later than 11:59 P.M. EDT on April 15, 2012.**

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M41006-Z57114-P19965 KEEP THIS PORTION FOR YOUR RECORDS

THE VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

NORTHERN TRUST CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of 11 Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Linda Walker Bynoe
02) Nicholas D. Chabraja
03) Susan Crown
04) Dipak C. Jain
05) Robert W. Lane
06) Edward J. Mooney
07) John W. Rowe
08) Martin P. Slark
09) David H. B. Smith, Jr.
10) Charles A. Tribbett III
11) Frederick H. Waddell

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote AGAINST the following proposals:

	For	Against	Abstain
5. Stockholder proposal regarding accelerated vesting of equity awards in a change in control situation, if properly presented at the annual meeting.	☐	☐	☐
6. Stockholder proposal regarding independence of the board chairman, if properly presented at the annual meeting.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date